                           Registration No. 333-22557

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                  POST-EFFECTIVE AMENDMENT NUMBER 1 TO FORM S-6

                      FOR REGISTRATION UNDER THE SECURITIES
                          ACT OF 1933 OF SECURITIES OF
                        UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2

A.   Exact name of Trust:                            Massachusetts Mutual
                                                     Variable Life Separate
                                                     Account I

B.   Name of Depositor:                              Massachusetts Mutual Life
                                                     Insurance Company

C.   Complete address of                             1295 State Street
     Depositor's principal                           Springfield, MA  01111
     executive offices:


     It is proposed that this filing will become effective (check appropriate box)

                immediately upon filing pursuant to paragraph (b) of Rule 485.
     -------

        X       on May 1, 1998 pursuant to paragraph (b) of Rule 485.
     -------
                60 days after filing pursuant to paragraph (a) of Rule 485
     -------
                on May 1, 1998 pursuant to paragraph (a) of Rule 485.
     -------


*STATEMENT PURSUANT TO RULE 24F-2

Pursuant to Rule 24f-2 of the Investment Company Act of 1940, the Registrant registered an indefinite amount of securities being offered. The Rule 24f-2 Notice for the fiscal year ending December 31, 1997 was filed on March 20, 1998.

                   CROSS REFERENCE TO ITEMS REQUIRED
                               BY FORM N-8B-2

Item No. of       Caption
-----------       -------
Form N-8B-2
-----------

    1             Cover Page; Glossary; The Separate Account

    2             Cover Page; What is MassMutual; The
                  Separate Account

    3             Investment of the Separate Account

    4             Sales and Other Agreements

    5             The Separate Account

    6             The Separate Account

    7             Not Applicable

    8             Not Applicable

    9             Legal Proceedings

   10             Cover Page; Basic Questions and Answers
                  About Us and Our Policy; Initial Minimum Premium Requirements; Death Benefits
                  Under the Policy; Free Look Provision;
                  Account Value and Cash Surrender Value; Policy Loan Privilege; The Separate Account; Charges Under the Policy; Modal Term Premiums;
                  Sales and Other Agreements;
                  When We Pay Proceeds; Payment Options; Our
                  Rights; Your Voting Rights; Basic Questions and Answers About Us and Our Policy

   11             The Separate Account

   12             The Separate Account; Sales and Other
                  Agreements

   13             The Separate Account; Charges Under the Policy

   14             Basic Questions and Answers About Us and Our
                  Policy; The Separate Account; Sales and Other
                  Agreements

                   CROSS REFERENCE TO ITEMS REQUIRED
                               BY FORM N-8B-2

Item No. of       Caption
-----------       -------
Form N-8B-2
-----------

  15              Basic Questions and Answers About Us and Our
                  Policy; General Provisions of the Policy
  16              The Separate Account; Investment Return

  17 The Separate Account; Account Value and Cash Surrender Value; Withdrawal Rights and Payment Options

  18              The Separate Account

  19              Records and Reports

  20              Not Applicable

  21 What is the loan privilege and how does a loan affect the Policy's Death Benefit and Cash Surrender Value; Policy Loan Privilege

  22              Not Applicable

  23              Bonding Arrangement

  24              Limits on Our Right to Challenge the Policy;
                  Suicide; Misstatement of Age or Sex;
                  Assignment; Beneficiary; Our Rights; The
                  Separate Account; Optional Benefits Obtainable by Rider

  25              Basic Questions and Answers About Us and Our
                  Policy

  26              Not Applicable

  27              Basic Questions and Answers About Us and
                  Our Policy

  28              Directors and Executive Officers of MassMutual

  29              Basic Questions and Answers About Us and
                  Our Policy

  30              Not Applicable

                   CROSS REFERENCE TO ITEMS REQUIRED
                               BY FORM N-8B-2

Item No. of       Caption
-----------       -------
Form N-8B-2
-----------

  31              Not Applicable

  32              Not Applicable

  33              Not Applicable

  34              Not Applicable

  35              Basic Questions and Answers About Us and
                  Our Policy

  36              Not Applicable

  37              Not Applicable
                  Sales and Other Agreements

  38              Sales and Other Agreements

  39              Sales and Other Agreements

  40              Sales and Other Agreements

  41              Sales and Other Agreements

  42              Not Applicable

  43              Sales and Other Agreements

  44              The Separate Account; Investment Return;
                  Charges for Federal Income Tax; General
                  Provisions of the Policy

  45              Not Applicable

  46              The Separate Account; Investment Return

  47              The Separate Account

  48              The Separate Account; Investment Return

  49              Not Applicable

                   CROSS REFERENCE TO ITEMS REQUIRED
                               BY FORM N-8B-2

Item No. of       Caption
-----------       -------
Form N-8B-2
-----------

  50              The Separate Account

  51              Cover Page; Basic Questions and Answers
                  About Us and Our Policy

  52              The Separate Account; Your Voting Rights; Our Rights

  53              Federal Income Tax Considerations

  54              Not Applicable

  55              Not Applicable

  56              Not Applicable

  57              Not Applicable

  58              Not Applicable

  59              Financial Statements

                  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

                                Variable Rider
                                      to
         Group Flexible Premium Adjustable Life Insurance Certificate


This prospectus describes a variable rider issued in connection with certificates issued to individuals participating under group flexible premium adjustable life insurance policies issued by Massachusetts Mutual Life Insurance Company ("MassMutual"). The group policies allow individual owners to elect certificates offering participation in MassMutual's fixed account and to elect a rider to the certificate offering additional participation in a separate account of MassMutual. The certificates issued to individuals who also elect the variable rider are referred to herein as "Policies" or "Policy." The Policy provides lifetime insurance protection and has flexibility with respect to premium payments. Payments are based upon the Selected Face Amounts chosen in the Enrollment Form or Application. Policyowners have several investment alternatives from which to choose. An individual Policyowner may generally allocate the premium for his or her Policy among a Guaranteed Principal Account ("GPA") and the sixteen Separate Account divisions of a designated segment (the "GVUL Segment") of Massachusetts Mutual Variable Life Separate Account I (the "Separate Account") after certain deductions have been made. (For details see "Deductions From Premiums.") At any one time, only eight divisions of the Separate Account plus the GPA are available to a Policyowner. The GVUL Segment of the Separate Account is divided into sixteen divisions (the "Divisions"). One division, (the "MML Equity Index Division") invests in one fund of the MML Series Investment Fund (the "MML Trust"); nine divisions, (the "Oppenheimer Divisions") invest in nine funds of Oppenheimer Variable Account Funds (the "Oppenheimer Trust"); and six divisions, (the "Panorama Divisions") invest in six series of the Panorama Series Fund, Inc. (the "Panorama Fund").

The Death Benefit may, and Cash Surrender Value of a Policy most likely will, vary up or down depending on the investment performance of the Divisions of the Separate Account. While there is no guaranteed minimum Cash Surrender Value for a Policy invested in the Separate Account, a Policy's Death Benefit will never be less than its Selected Face Amount. The Cash Surrender Value can increase, decrease, or remain level each year based upon the Selected Face Amount and Death Benefit Option chosen by the Policyowner, subject to certain rules established by MassMutual. Furthermore, the Policy will not lapse provided there is sufficient Account Value available to pay applicable monthly charges. (For details see "Account Value Charges" and "Separate Account Charges.")

The Divisions have distinct investment portfolios. The MML Equity Index Division invests in shares of MML Equity Index Fund, which seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. The Oppenheimer Money Division invests in shares of Oppenheimer Money Fund which invests primarily in "money market" securities consistent with low capital risk and maintenance of liquidity. The Oppenheimer Bond Division invests in shares of Oppenheimer Bond Fund which invests primarily in debt securities. The Oppenheimer Strategic Bond Division invests in shares of Oppenheimer Strategic Bond Fund which invests primarily in: (i) foreign government and corporate debt securities; (ii) U.S. government securities; and
(iii) lower-rated high yield, high-risk debt securities. The Oppenheimer High Income Division invests in shares of Oppenheimer High Income Fund which invests primarily in lower-rated, high yield, high risk income securities. The Oppenheimer Growth & Income Division invests in shares of Oppenheimer Growth & Income Fund which invests primarily in equity and debt securities. The Oppenheimer Multiple Strategies Division invests in shares of Oppenheimer Multiple Strategies Fund which invests primarily in common stocks and other equity securities, bonds, other debt securities and "money market securities." The Oppenheimer Growth Division invests in shares of Oppenheimer Growth Fund which invests primarily in securities of well-known established companies. The Oppenheimer Capital Appreciation Division invests in shares of Oppenheimer Aggressive Growth Fund (Prior to May 1, 1998, this Fund was named Oppenheimer Capital Appreciation Fund.) which invests primarily in securities of growth-type companies. The Oppenheimer Global Securities Division invests in shares of Oppenheimer Global Securities Fund which invests primarily in securities of foreign issuers, growth type companies, cyclical industries and special situations which are believed will appreciate in value. The Panorama Total Return Division invests in shares of the Panorama Total Return Portfolio which invests primarily in stocks, corporate bonds, U.S. Government securities, and money market instruments. The Panorama Growth Division invests in shares of the Panorama Growth Portfolio which invests primarily in common stocks with low price-earnings ratios and better than anticipated earnings. The Panorama International Equity Division invests in shares of the Panorama International Equity Portfolio which invests primarily in equity securities of companies based outside of the United States. The Panorama LifeSpan Capital Appreciation Division invests in shares of the Panorama LifeSpan Capital Appreciation Portfolio which invests in a strategically allocated portfolio consisting primarily of equity securities. The Panorama LifeSpan Balanced Division invests in shares of the Panorama LifeSpan Balanced Portfolio which invests in a strategically allocated portfolio of equity securities and fixed income securities with a slightly stronger focus on equity securities. The Panorama LifeSpan Diversified Income Division invests in shares of the Panorama LifeSpan Diversified Income Portfolio which invests in a strategically allocated portfolio with a focus on fixed income securities. (Collectively, these sixteen funds are referred to as the "Funds.") The shares of the underlying Funds purchased by the Divisions are held by

MassMutual as custodian of the Separate Account. (For details regarding the charges against the Separate Account, see "Separate Account Charges.")

All Policies are serviced through MassMutual's Home Office which is located in Springfield, Massachusetts. The mailing address is Massachusetts Mutual Life Insurance Company, Springfield, Massachusetts 01111. The telephone number is
(413) 788-8411.

                                  May 1, 1998

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE PROSPECTUSES OF THE MML EQUITY INDEX FUND, OPPENHEIMER VARIABLE ACCOUNT FUNDS, AND PANORAMA SERIES FUND, INC.

THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FURTHER REFERENCE.

THE PURPOSE OF THE POLICY WE ARE OFFERING IS TO PROVIDE INSURANCE PROTECTION FOR A POLICY'S BENEFICIARY. WE DO NOT CLAIM THAT THE POLICY IS IN ANY WAY SIMILAR TO OR COMPARABLE TO A MUTUAL FUND'S SYSTEMATIC INVESTMENT PLAN.

REPLACING EXISTING INSURANCE WITH THE POLICY DESCRIBED IN THIS PROSPECTUS MAY NOT BE TO YOUR ADVANTAGE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF, OR SOLICITATION OF AN OFFER TO ACQUIRE, ANY INTEREST OR PARTICIPATION IN THE VARIABLE RIDER TO GROUP FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE CERTIFICATE OFFERED BY THIS PROSPECTUS IN ANY JURISDICTION TO ANYONE TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION IN SUCH JURISDICTION.


Table Of Contents
                                                                                                                             Page
Definitions Of Terms.........................................................................................................   5

Basic Questions and Answers About Us And Our Policy..........................................................................   7
What is MassMutual...........................................................................................................   7
What variable life insurance policy are We offering?.........................................................................   7
Availability.................................................................................................................   7
Initial Minimum Premium Requirements.........................................................................................   7
Underwriting.................................................................................................................   7
What is the Account Value of the Policy?.....................................................................................   7
What are the Divisions of the Separate Account?..............................................................................   7
What is the Guaranteed Principal Account ("GPA")?............................................................................   7
Is the level of the Death Benefit guaranteed?................................................................................   8
Is the Death Benefit subject to income taxes?................................................................................   8
Does the Policy have a Cash Surrender Value?.................................................................................   8
What is modified endowment contract?.........................................................................................   8
Can this Policy become a modified endownment contract?.......................................................................   8
What about Premiums?.........................................................................................................   8
When are Initial Premiums allocated to the Guaranteed Principal Account or the Separate Account?.............................   8
How can the Net Premium and the Account Value of the Policy be allocated among the
 Guaranteed Principal Account and the Separate Account Divisions?............................................................   9
How long will the Policy remain in force?....................................................................................   9
Are there charges against the Policy?........................................................................................   9
What is the loan privilege and how does a loan affect the Policy's Death Benefit and Cash Surrender Value?...................   9
Are dividends paid on the Policy?............................................................................................   9
Do I have a right to cancel?.................................................................................................   9

Charges Under The Policy.....................................................................................................  10
Deductions from Premiums.....................................................................................................  10
 Sales Load..................................................................................................................  10
 State Premium Tax Charge....................................................................................................  10
 Deferred Acquisition Cost ("DAC") Tax Charge................................................................................  10
Account Value Charges........................................................................................................  10
 Administrative Charge.......................................................................................................  10
 Charge for Cost of Insurance Protection.....................................................................................  10
Separate Account Charges.....................................................................................................  10
 Charges for Mortality and Expense Risks.....................................................................................  10
 Charges for Federal Income Taxes............................................................................................  11
 Fund Charges................................................................................................................  11

The Separate Account.........................................................................................................  14
Investment of the Separate Account...........................................................................................  14
Investment Objectives........................................................................................................  15
Rates of Return..............................................................................................................  17

General Provisions Of The Policy.............................................................................................  22
Premiums.....................................................................................................................  22
Planned Policy Premiums - Modal Term Premiums................................................................................  22
Minimum and Maximum Premium Payments.........................................................................................  22
Termination..................................................................................................................  22
Grace Period.................................................................................................................  22

Death Benefit Under The Policy...............................................................................................  22

Account Value And Cash Surrender Value.......................................................................................  23
Account Value................................................................................................................  23
Transfers....................................................................................................................  23
Automated Account Re-Balancing...............................................................................................  24
Automated Account Value Transfer.............................................................................................  24
Investment Return............................................................................................................  24
Cash Surrender Value.........................................................................................................  24
Withdrawals..................................................................................................................  25

Policy Loan Privilege.....................................................   25
Source of Loan............................................................   25
If Loans Exceed the Policy Account Value..................................   25
Interest..................................................................   25
Repayment.................................................................   26
Interest on Loaned Value..................................................   26
Effect of Loan............................................................   26

Free Look Provision.......................................................   26

Exchange Privilege........................................................   26

Your Voting Rights........................................................   26

Our Rights................................................................   26

Directors And Executive Vice Presidents Of MassMutual.....................   28

The Guaranteed Principal Account..........................................   29

Federal Income Tax Considerations.........................................   30
MassMutual - Tax Status...................................................   30
Policy Proceeds, Premiums, and Loans......................................   30
Modified Endowment Contracts..............................................   31
Diversification Standards.................................................   31

Additional Provisions Of The Policy.......................................   32
Paid-up Policy Date.......................................................   32
Reinstatement Option......................................................   32
Payment Options...........................................................   32
Fixed Amount Payment Option...............................................   32
Fixed Time Payment Option.................................................   32
Interest Payment Option...................................................   32
Lifetime Payment Option...................................................   32
Joint Lifetime Payment Option.............................................   32
Joint Lifetime Payment Option with Reduced Payments.......................   33
Withdrawal Rights under Payment Options...................................   33
Beneficiary...............................................................   33
Changing the Policyowner or Beneficiary...................................   33
Assignment................................................................   33
Dividends.................................................................   33
Limits on Our Right to Challenge the Policy...............................   33
Misstatement of Age.......................................................   33
Suicide...................................................................   33
When We Pay Proceeds......................................................   33

Optional Benefits Obtainable by Rider.....................................   34
Waiver of Monthly Charges Rider...........................................   34
Accelerated Benefits Rider................................................   34
Accidental Death and Dismemberment Rider..................................   34

Records And Reports.......................................................   34

Sales And Other Agreements................................................   34
Commissions Schedule......................................................   34
Bonding Arrangement.......................................................   35

Legal Proceedings.........................................................   35

Experts...................................................................   35

Financial Statements......................................................   35

Appendix A................................................................  A-1

Appendix B................................................................  B-1

Definition Of Terms

Account Value: The sum of the Variable Account Value and the Fixed Account Value of the Policy.

Application: The form used to apply for the initial Selected Face Amount when underwriting is involved and the form used to apply for an increase in the Selected Face Amount of the Policy after the Policyowner ceases to be associated with an Employer. Enrollment Forms are used to apply for the initial Selected Face Amount and any subsequent increases when the Policyowner remains associated with the Employer. A Master application is used by the employer to initially apply for the program. A supplement to the Application is used to apply for the variable rider.

Beneficiary: The person or persons that the Policyowner specifies to Us in writing to receive insurance proceeds after the Insured dies.

Cash Surrender Value: The amount payable to a Policyowner upon Surrender of the Policy. It is equal to the Account Value less any Policy Debt.

Certificate: A document issued by Us under a group flexible premium adjustable life insurance contract to Certificate owners, setting forth or summarizing the Certificate owner's rights and benefits.

Death Benefit: The amount payable to the named Beneficiary when the Insured dies. A choice of Death Benefits is available under the Policy (referred to as "Option A" and "Option B"). The Death Benefit under Option A equals the greater of the Selected Face Amount or the Minimum Face Amount in effect on the date of death, with possible additions and deductions. The Death Benefit under Option B equals the greater of the Selected Face Amount plus the Account Value or the Minimum Face Amount in effect on the date of death, with possible additions and deductions. Possible additions include the portion of the Monthly Deduction attributable to death benefit coverage after the Insured's death. Possible deductions include Policy Debt and unpaid Monthly Deductions.

Divisions: The subaccounts of the Separate Account, each of which invests in shares of the MML Series Investment Fund (the "MML Trust"), the Oppenheimer Variable Account Funds (the "Oppenheimer Trust"), or the Panorama Series Fund, Inc. (the "Panorama Fund").

Employee: A person who is associated with an Employer and the spouse of such person.

Employer: The employer, association, sponsoring organization or trust which has executed a Participation Agreement electing participation in a Group Contract.

Enrollment Form: A document used by potential Certificate owners to apply for the Certificates and to apply for an increase in the Selected Face Amount of the Certificate when the Certificate owner is associated with an Employer and no underwriting is involved.

Fixed Account Value: The Account Value which is allocated to the GPA.

Free Look Period: The period during which a Certificate owner may return the Certificate. It must be within 10 days of receipt of the Certificate (unless a different period is mandated under applicable state law). If You have added the variable rider to the Certificate prior to the expiration of Your Certificate's Free Look Period, amounts will be held in the Guaranteed Principal Account until the period's expiration.

Group Contract: A group flexible premium adjustable life insurance contract in which the Employer elects to participate and which is issued by MassMutual.

Guaranteed Principal Account ("GPA"): A fixed account to which a Policyowner may allocate Net Premium or Account Value, which guarantees both the principal and a minimum interest rate. The GPA is part of Our General Account and its investment performance has no bearing upon the investment performance of the Separate Account.

Home Office: The Home Office of MassMutual is located at 1295 State Street in Springfield, Massachusetts.

Insured: Person whose life the Policy insures.

Issue Age: The Insured's Age at his or her last birthday as of the date the Certificate is issued.

Issue Date: The date shown on the Policy schedule page. It is the start date of the suicide and contestability periods. It is also the date from which the Certificate is in force if the first premium has been paid.

Minimum Face Amount: An amount equal to Account Value times the applicable Minimum Face Amount percentage. This percentage depends upon the Insured's age. The Minimum Face Amount in any event may not be less than $50,000.

Modal Term: A period selected by the Employer for which Modal Term Premiums will be paid in advance by the Employer. This period may be monthly, quarterly, semi-annual or annual. Your Modal Term is specified in Your Policy schedule page.

Modal Term Premium: The estimated premium amount sufficient to pay the Premium Deduction and Monthly Deduction(s) under the Policy during one Modal Term. For example, if a Policy has a monthly Modal Term, the Modal Term Premium would be one estimated Monthly Deduction plus one estimated Premium Deduction. If a Policy maintains a yearly Modal Term, the Modal Term Premium would be twelve estimated Monthly Deductions plus one estimated Premium Deduction. The Monthly Deduction necessary under any Policy varies by initial Selected Face Amount, issue age, underwriting classification, and rider(s) selected.

Monthly Calculation Date: The monthly date on which the Monthly Deductions under the Policy are generally deducted from the Account Value. The first Monthly Calculation Date will be the Policy Date, and subsequent Monthly Deductions will be on the same date of each succeeding calendar month. Monthly Deductions from Your Policy are made on the Monthly Calculation Date. However, if the Monthly Calculation Date does not fall on a Valuation Date, the Monthly Deduction will occur on the next succeeding Valuation Date. Monthly Deductions will occur on a date other than the Monthly Calculation Date when: 1) We receive the initial premium for Your Certificate; and 2) We receive a premium amount sufficient to prevent termination of the Policy in accordance with the Grace Period and Termination provisions of the Policy. (See "Grace Period" and "Termination."). All Policies issued to the same group are generally aggregated for purposes of maintaining the same monthly date. The Policies are Certificates to which variable account riders have been added. Therefore, the monthly calculation date and policy date remain the same in Your Certificate even after You have elected the variable account rider.

Monthly Deduction: The deductions from the Account Value under the Policy which are generally deducted on the Monthly Calculation Date. The deductions are equal to the sum of the charge for cost of insurance protection, plus the Administrative Charge, plus a charge for the cost of any additional benefits provided by rider.

Net Premium: Premium paid less sales load, state premium tax charges and deferred acquisition cost tax charges.

Paid-up Policy Date: The Policy Anniversary Date succeeding the Insured's 100th birthday.

Participation Agreement: An agreement executed by the Employer requesting participation in a Group Contract issued by MassMutual.

Policy: The Certificate, as amended by the variable rider, offered by MassMutual and described in this Prospectus.

Policy Anniversary: The anniversary of the Policy Date.

Policy Date: The date shown on the Policy schedule page used as the starting point for determining Policy Anniversary Dates, Policy Years and Monthly Calculation Dates. The Policies are Certificates to which variable account riders have been added. Therefore, the policy dates, anniversary dates, policy years, and monthly calculation dates remain the same in Your Policy even after You have elected the variable account rider.

Policy Debt: The amount of obligation from a Policyowner to MassMutual from outstanding loans made to the Policyowner under the Policy. This amount includes any loan interest accrued to date.

Policy Year: The twelve month period commencing with the Policy Date, and each successive twelve month period thereafter.

Policyowner: The owner of a Policy, as designated in the Enrollment Form or Application, or as subsequently changed.

Premium: The payment that may be paid to Us to purchase life insurance and to increase the Account Value of the Policy.

Premium Deduction: The deductions We make from premiums prior to the allocation of such premiums to the GPA or the selected Divisions. The deductions are equal to the sum of the charges for sales load, state premium tax, and deferred acquisition ("DAC") tax.

Premium Tax: The amount of premium tax, if any, charged by a state or other governmental authority.

Selected Face Amount: The amount of insurance coverage chosen by the Policyowner.

Separate Account: The segregated asset account called "Massachusetts Mutual Variable Life Separate Account I" established by MassMutual under the laws of Massachusetts and registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Separate Account will be used to receive and invest premiums for this Policy and for other variable life insurance policies MassMutual issues. For each class of policy there will be a designated segment of the Separate Account.

Surrender: A surrender by the Policyowner of all rights under the Policy while the Policy is in force in exchange for the entire Account Value minus any Policy Debt under the Policy.

Valuation Date: Any date on which the net asset value of the shares of the Funds is determined. Generally, this will be any date on which the New York Stock Exchange (or its successor) is open for trading.

Valuation Period: The period of time from the end of one Valuation Date to the end of the next Valuation Date.

Valuation Time: The time the New York Stock Exchange (or its successor) closes on a Valuation Date (currently 4:00 p.m. New York time). All actions which are to be performed on a Valuation Date will be performed as of the Valuation Time.

Variable Account Values: Account Values which are allocated to any of the Divisions of the GVUL Segment of the Separate Account.

We, Us, or Our:  Refers to MassMutual.

Withdrawal:  A withdrawal of Account Value by the Policyowner.

You or Yours: Refers to the Policyowner.

Basic Questions And Answers About Us And Our Policy

What is MassMutual? MassMutual is a mutual life insurance company chartered in 1851 under the laws of Massachusetts. Its Home Office is located at 1295 State Street in Springfield, Massachusetts. MassMutual is licensed to transact life, accident and health business in all fifty states of the United States, the District of Columbia, Puerto Rico, and certain provinces of Canada.

As of December 31, 1997, MassMutual had total contingency reserves in excess of $2.8 billion and unconsolidated assets of $57.6 billion.

What variable life insurance policy are We offering? In this Prospectus We are offering a variable account rider to a Certificate (the "Policy") which provides the Policyowner the opportunity to allocate Account Value to the Separate Account. The Policy is evidence of individual insurance containing a variable accumulation option. We issue the Policy to provide for a Death Benefit and Cash Surrender Value, as well as loan privileges and flexible premiums. The Policyowner may select the timing and amount of premium payments. The Policy is considered "variable" because, unlike the fixed benefits of a traditional whole life policy, the Death Benefit may, and Cash Surrender Value most likely will, vary to the extent that the Account Value under the Policy is allocated to the Division(s). Certain provisions of the Policy as described herein may be somewhat different in any particular state because of specific state requirements.

The Group Contract evidences a legal contract between the Group Contract Owner and MassMutual. The entire contract consists of the Group Contract, the Enrollment Form, the Application, the Policy and any amendments, supplements, or riders added thereto. In the event of a conflict between the contract, as evidenced by the aforementioned documents, and this prospectus, the terms of the contract shall apply.

Availability. The variable rider may only be elected by Certificate owners. The Certificates are only available to individuals who are members of a group acceptable to MassMutual where the group sponsor such as an employer, association, sponsoring organization or trust executes a Participation Agreement requesting participation in a Group Contract issued by MassMutual. Each individual in a group accepted by MassMutual is aggregated for purposes of determining Issue Dates, Policy Dates, underwriting classification, and sales load percentages. The Group Contract and the Participation Agreement specify the rights and privileges of the group sponsor ("Employer"). The Policy is evidence of coverage under the Group Contract and Individuals may exercise all rights and privileges under the Policy through the Employer. After termination of the employment or other relationship, an individual who has been issued the Policy may exercise all rights and privileges directly with MassMutual.

In connection with the offering and sale of the Policy, MassMutual reserves the right, in its sole and absolute discretion, to reject any purchase application.

Initial Minimum Premium Requirements. The minimum initial premium for the variable rider to Your Certificate is a $500 lump sum premium payment. Your election of the variable rider activates the minimum premium requirement.

Underwriting. MassMutual does not require underwriting prior to issuance of the variable rider. However, before issuing any Certificate We will require satisfactory evidence of insurability, except under a guaranteed issue underwriting approach. (For details see "Death Benefit Under The Policy.")

What is the Account Value of the Policy? The Account Value is determined by the amount and frequency of premium payments, the investment experience of the Divisions chosen by the Policyowner (the Variable Account Value), the interest earned on Account Value allocated to the GPA (the Fixed Account Value), and any Withdrawals or charges imposed in connection with the Policy. The Policyowner bears the investment risk of any reduction in value of the underlying assets of the Divisions but also may benefit from any appreciation in value. (For details see "Account Value.")

What are the Divisions of the Separate Account? The Separate Account has sixteen
Divisions: the MML Equity Index Division, the Oppenheimer Money Division, the Oppenheimer Bond Division, the Oppenheimer Strategic Bond Division, the Oppenheimer High Income Division, the Oppenheimer Growth & Income Division, the Oppenheimer Multiple Strategies Division, the Oppenheimer Growth Division, the Oppenheimer Capital Appreciation Division, the Oppenheimer Global Division, the Panorama Total Return Division, the Panorama Growth Division, the Panorama International Equity Division, the Panorama LifeSpan Capital Appreciation Division, the Panorama LifeSpan Balanced Division, and the Panorama LifeSpan Diversified Income Division. Each Division invests only in shares of a single investment company or a single series of an investment company. The Divisions are intended to provide money to pay benefits under the Policy but do not guarantee a minimum interest rate or guarantee against asset depreciation. (For details see "The Separate Account.")

What is the Guaranteed Principal Account ("GPA")? As an alternative to the Separate Account, the Policyowner may allocate Net Premium or transfer Account Value to the GPA. Amounts so allocated or transferred become part of MassMutual's general account assets. The Policyowner is not entitled to share in the investment experience of those assets. Rather, MassMutual guarantees a rate of return on the allocated amount equal to 3%. Although MassMutual is not obligated to credit interest at a rate higher than this minimum, it may declare a higher rate applicable for such periods as it deems appropriate. (For details see "The Guaranteed Principal Account.")

Is the level of the Death Benefit guaranteed? There are two Death Benefit options - Death Benefit Option A and Death Benefit Option B. The Death Benefit equals the greater of the Policy's Selected Face Amount for the Policy Year of death (plus the Account Value on the date of death if Death Benefit Option B is elected) or the Minimum Face Amount in effect on the date of death of the Insured. Death Benefit proceeds under either Option will be reduced by any outstanding Policy Debt and unpaid Monthly Deductions and increased by the portion of the Monthly Deduction attributable to death benefit coverage after the Insured's death. So long as the Policy remains in force, the Death Benefit You have selected will be available. (For details see "Death Benefit Under The Policy.")

Is the Death Benefit subject to income taxes? A Death Benefit paid under our Policies is usually fully excludable from the gross income of the Beneficiary for federal income tax purposes. (For details see "Federal Income Tax Considerations" - "Policy Proceeds, Premiums and
Loans.")

Does the Policy have a Cash Surrender Value? The Policyowner may surrender the Policy at any time and receive its Account Value less any Policy Debt. There is no surrender charge on full surrenders. Partial withdrawals are allowed subject to certain restrictions and are subject to a withdrawal charge of the lesser of 2% of the Account Value or $25.00 which is deducted from each Withdrawal. (For details see "Withdrawals.") The Cash Surrender Value of a Policy fluctuates with the investment performance of the Divisions in which the Policy has Account Value, and with the interest rate on the amount held in the GPA. It may increase or decrease daily. For federal income tax purposes, the Policyowner usually is not taxed on increases in the Cash Surrender Value until the Policy is surrendered. In connection with certain Withdrawals of Account Value and loans on the Policy, however, the Policyowner may be taxed on all or a part of the amount distributed. (For details see "Cash Surrender Value" and "Federal Income Tax Considerations" "Policy Proceeds, Premiums and Loans.")

What is a modified endowment contract? A modified endowment contract (as defined by the Internal Revenue Code) is a life insurance policy under which the premiums paid during the first seven contract years exceed the cumulative premiums payable under a policy providing for guaranteed benefits upon the payment of seven level annual premiums. Certain changes to a life insurance policy can subject it to re-testing for a new seven-year period. During an insured's lifetime, distributions from a modified endowment contract, including collateral assignments, loans, and withdrawals, are taxable to the extent of any income in the contract and may also incur a penalty tax if the Policyowner is not 59 1/2. (For details see "Modified Endowment Contracts.")

Can this Policy become a modified endowment contract? Since this Policy permits flexible premium payments, it may become a modified endowment contract. The Company has the systems capacity to test a Policy at issue to determine whether it will be classified as a modified endowment contract ("MEC"). This test examines the Policy for MEC status at the time of issue. The Company has further safeguards in place to monitor whether a Policy may become a modified endowment contract after issue. (For details see "Federal Income Tax Considerations" "Modified Endowment Contracts.")

What about Premiums? The minimum initial premium for the variable rider to the Certificate is $500 which must be paid by You in a lump sum. Since the Policy is a "flexible premium policy" You may choose to pay more or less than the planned premium.

Your Employer is not required to pay a minimum initial premium for Your Policy. However, the Employer must pay the estimated premium amount sufficient to pay the Premium Deduction and Monthly Deduction(s) under Your Policy for the term selected by Your Employer. The term selected by Your Employer can be one month, one quarter, or semi-annual or annual and is called a Modal Term. Your Modal Term is specified in Your Policy's schedule page. The premium paid for the Modal Term is called a Modal Term Premium. The Modal Term Premium for a Policy is based upon its cost of insurance rates, Sales Load, State Premium Tax Charge, DAC Tax Charge, and the Administrative Charge. The method of calculating the Modal Term Premium is shown in Appendix B. The planned Employer paid premium is the Modal Term Premium for Your Policy.

Once the Policy is in force, the Modal Term selected by the Employer becomes the basis for the Policy's premium billing. We will forward billing statements to the Employer for each Modal Term. The Employer may change the Modal Term at any time upon written request; however, it may not be changed to a term of less than one month.

Once the Policyowner leaves his or her association with the Employer, the Policyowner may choose to continue the Policy. If the Policyowner chooses to continue the Policy, all of the rights and obligations previously held by the Employer will be vested in the Policyowner. In this event, MassMutual will discontinue billing for Your Modal Term premium. (For details see "General Provisions Of The Policy" - "Premiums.")

When are Initial Premiums allocated to the Guaranteed Principal Account or the Separate Account? If Your Certificate has an unexpired Free Look Period at the time You elect the variable account rider, the initial Net Premium (i.e., premium paid less the Premium Deduction) will be initially allocated to the Guaranteed Principal Account during the Free Look Period (see "Free Look Provision"). At the end of the Free Look Period, the Net Premium paid by You is allocated to the GPA and/or Divisions according to Your instructions in the Application and subject to MassMutual's then current allocation rules. Billed Modal Term Premiums are always initially allocated to the GPA.

How can the Net Premium and the Account Value of the Policy be allocated among the Guaranteed Principal Account and the Divisions? Premiums paid by You under the Policy may be allocated to the Divisions (maximum of eight at one time) and the GPA. You choose the percentages of Your premiums to be allocated to the Divisions and/or the GPA when You elect the variable rider to Your Certificate. A Policyowner may choose any whole-number percentages as long as the total is 100%. The allocation of future Net Premiums may be changed at any time without charge. Billed Modal Term Premiums payable by Your Employer are always allocated to the GPA. Transfers from the GPA are subject to certain restrictions. (For details see "Transfers.")

The Account Value of the Policy may be transferred between the GPA and/or the Divisions by written request. Account Value may be transferred by dollar amount or by whole-number percentage, subject to restrictions. Only eight Divisions plus the GPA are available to a Policyowner at any one time. To allocate Net Premiums or to transfer Account Value to a ninth Division, the Policyowner must transfer 100% of the Account Value from one or more of the eight Divisions to which allocations are currently made. Transfers from the GPA are also subject to certain restrictions. (For details see "The Separate Account" and "Account Value and Cash Surrender Value - Account Value.") Automated Account Re-Balancing and Automated Account Value Transfer is also available. (For details see "Automated Account Re-Balancing" and "Automated Account Value Transfer.")

How long will the Policy remain in force? The Policy does not automatically terminate for failure of the Employer or You to pay planned Policy premiums or Modal Term Premiums. Conversely, payment of these amounts does not guarantee the Policy will remain in force. The Policy terminates only when the Account Value less any Policy Debt is insufficient to pay the Monthly Deduction, and a grace period expires without sufficient payment. (For details see "Termination and Grace Period.")

Are there charges against the Policy? Certain charges are made against the Policy. Before allocation of any premium to the Account Value, a percentage of each premium paid is deducted for expenses related to the sale and distribution of the Policies. These charges are called sales loads and the percentages may vary depending on group enrollment procedures selected by the Employer, total group premium paid by the Employer, the size of the Employer group, and other factors. This charge is specified on the schedule page to your Policy and is computed as a percentage of premiums paid by either You or the Employer. The charge is guaranteed not to exceed 5% of premiums. Once the charge is set, it will never change for any of the Policies issued to individuals under the same group.

There are two additional deductions from gross premiums: (1) for state premium taxes; and (2) for Deferred Acquisition Cost ("DAC") tax expense. Each premium, net of these charges, is allocated to the GPA or the Divisions and becomes a part of the Account Value. (For details see "Deductions From Premium.")

Certain monthly charges are generally deducted directly from the Policy's Account Value on each Monthly Calculation Date. These Monthly Deductions are equal to the sum of a charge for cost of insurance protection, the Administrative Charge, and a charge for the cost of any additional benefits provided by rider.

Some deductions are made on a daily basis against the assets of the Divisions. A daily charge calculated at a current annual rate of 0.75% of the value of the assets of each Division is charged for mortality and expense risks. In no event will this rate exceed 1.00%. Similarly, tax assessments are calculated daily. Currently, We are not making any charges for income taxes, but We may make charges in the future against the Divisions for federal income taxes attributable to them.

Withdrawals of Account Value are permitted subject to certain restrictions. A charge equal to the lesser of $25 or 2% of the amount withdrawn is imposed for each Withdrawal.

(For details see "Charges Under The Policy" and "Federal Income Tax Considerations.")

What is the loan privilege and how does a loan affect the Policy's Death Benefit and Cash Surrender Value? While the Policy is in force, a loan may be made on the Policy, in a maximum amount equal to; 1) 90% of Your Account Value at the time of the loan; less 2) any outstanding Policy Debt before the new loan; less
3) interest on the loan being made and on other outstanding loan(s) to Your next Policy Anniversary Date; less 4) an amount equal to one plus the number of Monthly Calculation Dates remaining in Your Modal Term multiplied by Your most recent Monthly Deduction. (The maximum loan amount may be different if required by state law.) (For details see "Policy Loan Privilege.")

Are dividends paid on the Policy? The Policy is participating, therefore, it may share in any dividends that MassMutual pays. Dividends are based on the Policy's contribution to any divisible surplus of MassMutual. Any dividends will be payable on the Policy Anniversary Date. MassMutual does not expect that any dividends will be paid under the Policies. (For details see "Dividends.")

Do I have a right to cancel? Under the Free Look Provision, the owner of a Certificate has a limited right to return the Certificate and receive a refund. This right expires ten days after You receive the Certificate (or a longer period if required by state law). The Certificate may be returned to Our Home Office, to any of Our agency offices, or to the agent who sold You the Certificate. Your Policy is a Certificate to which a variable account rider has been added. Therefore, Your election of the rider does not affect the duration of the Certificate's Free Look Period. (For details see "Free Look Provision.")

CHARGES UNDER THE POLICY

Certain charges are deducted to compensate MassMutual for providing the insurance benefits under the Policy, for administering the Policy, for assuming certain risks, and for incurring certain expenses in distributing the Policy.

DEDUCTIONS FROM PREMIUMS

Prior to the allocation of the premium payment to the GPA or the selected Divisions, a deduction as a percentage of premium is made for the sales load, state premium taxes, and the DAC tax expense ("Premium Deduction").

Sales Load. The sales load component of the premium varies for each Employer group depending on group enrollment procedures selected by the Employer, total group premium paid by the Employer, the size of the Employer group, and other factors. The sales load is generally 0.75% of premiums and is guaranteed not to exceed 5% of premiums. All Policies within an Employer group will have the same sales load expressed as a percentage of premiums paid. The charge applies to premiums paid under the Policy by either You or Your Employer. Once the charge is set, it will never change for any of the Policies issued to individuals under the same group. The sales load percentage appears on your Policy schedule page. There are no back-end surrender charges or contingent deferred sales loads applicable to the Policies.

The amount of the sales load in a Policy Year is not necessarily related to our actual sales expenses for that particular year. To the extent that sales expenses are not covered by the sales load, they will be recovered from MassMutual surplus, including any amounts derived from the mortality and expense risk charge or the cost of insurance charge. (For a discussion of the commissions paid under the Policy, see "Sales And Other Agreements Commission Schedule.") During 1997, no sales load charges were incurred.

State Premium Tax Charge. Various states apply premium taxes at various rates. We currently deduct a percentage equal to the applicable state rate of each premium to cover premium taxes assessed against MassMutual by the various states. The applicable state rate will be either the Massachusetts rate or a higher rate. The current state premium tax charge ranges from 2.0% to 4% of each premium. This charge may increase or decrease to reflect either any change in the tax or changes of residence. The Policyowner should notify MassMutual of any change of residence. Any change in this charge would be effective immediately. During 1997, no state premium tax charges were incurred.

Deferred Acquisition Cost ("DAC") Tax Charge. We currently deduct 0.25% of each premium to cover a federal premium tax assessed against MassMutual. This charge relates to MassMutual's federal income tax burden, under Internal Revenue Code
Section 848, resulting from the receipt of premiums. This charge may be increased or decreased by Us. During 1997, no DAC tax charges were incurred.


ACCOUNT VALUE CHARGES

A monthly Administrative Charge and a cost of insurance charge are generally deducted from the Fixed Account Value on each Monthly Calculation Date. If the Fixed Account Value is less than the Administrative Charge and cost of insurance charge, then the deficiency is deducted from the Variable Account Value.

Administrative Charge. A monthly fee is deducted to compensate MassMutual for costs incurred in providing certain administrative services including premium collection, record keeping, processing claims, and communicating with Policyowners. Currently, the charge is $5.25 per month for each Policy. While this charge may increase or decrease, the maximum monthly Administrative Charge is $9 per month. (The maximum charge may be different if required by state law.) We deduct this charge from Your Policy's Fixed Account Value each month. If there are insufficient Fixed Account Values to pay the charge, We will deduct the deficiency from Your Policy's Variable Account Value pro rata according to Your Variable Account Value in the Divisions. During 1997, no administrative charges were incurred.

Charge for Cost of Insurance Protection. A charge for the cost of insurance protection (also called a Mortality Charge in the Policy) is generally deducted on each Monthly Calculation Date and is based on the Insured's age and group rating. We deduct this charge from Your Policy's Fixed Account Value. If there are insufficient Fixed Account Values to pay the charge, We will deduct the deficiency from Your Policy's Variable Account Value pro rata according to Your Variable Account Value in the Divisions. The charge varies monthly because it is determined by multiplying the applicable cost of insurance rates by the amount at risk each Policy month. The maximum monthly cost of insurance charge for each $1,000 of insurance protection provided is shown in the Table of Maximum Monthly Mortality Charges in the Policy. MassMutual may charge less than these maximum charges. Any change in these charges will apply to all Policies in the same group and class. During 1997, no cost of insurance charges were incurred.

SEPARATE ACCOUNT CHARGES

Charges for Mortality and Expense Risks. We charge the Divisions for the mortality and expense risks We assume. We deduct a daily charge at a current effective annual rate of 0.75% of the value of each Division's assets that come from the Policy. While this charge may increase or decrease, the maximum charge is 1.00% annually. The charges are deducted daily and paid quarterly against the Separate Account divisions. The aggregate amount of such charges, which are paid quarterly, against the Separate Account divisions in 1997 was $32.00.

The mortality risk We assume is that the group of lives insured under our Policies may, on average, live for shorter periods of time than We estimated. The expense risk We assume is that our costs of issuing and administering Policies may be more than We estimated.

If all the money We collect from this charge is not needed to cover Death Benefits and expenses, it will be our gain and will be used for any proper purpose, including payment of sales commissions. Conversely, even if the money We collect is insufficient, We will provide for all Death Benefits and expenses.


Charges for Federal Income Taxes. We do not currently make any charge against the Divisions for federal income taxes attributable to them. We may make such a charge eventually, however, in order to provide for the future federal income tax liability of the Divisions. (For more information on charges for federal income taxes, see "Federal Income Tax Considerations" - "MassMutual" - "Tax Status.")

Fund Charges. MassMutual serves as investment manager of the MML Equity Index Fund pursuant to an investment management agreement which provides for the Fund to pay MassMutual a quarterly fee at the annual rate of 0.40% of the first $100 million of net assets, 0.38% of the next $150 million, and 0.36% of net assets in excess of $250 million. MassMutual has entered into a sub-advisory agreement with Mellon Equity Associates ("Mellon Equity"), an indirect wholly owned subsidiary of Mellon Bank Corporation, whereby Mellon Equity manages the investment and reinvestment of the assets of the MML Equity Index Fund as sub-adviser to the Fund. For providing its services under the sub-advisory agreement with MassMutual, Mellon Equity receives a monthly fee, computed daily at an annual rate based on the collective daily net assets of the MML Equity Index Fund. The annual fee paid to Mellon Equity is as follows: 0.09% for the first $100 million of net assets, 0.07% of the next $150 million of net assets, and 0.05% of net assets over $250 million.

MassMutual is also the investment adviser to MassMutual Corporate Investors and MassMutual Participation Investors, closed-end investment companies; certain wholly-owned subsidiaries of MassMutual; and various employee benefit plans. MassMutual also serves as the collateral co-manager for MassMutual Carlson CBO, N.V.

OppenheimerFunds, Inc. ("OFI") serves as investment manager of each of the Oppenheimer Funds pursuant to Investment Management Agreements, each of which provides for the Oppenheimer Fund to pay OFI a monthly management fee computed separately on the net assets of each Fund as of the close of business each day. The management fee rates are as follows: (i) for Money Fund: 0.450% of the first $500 million of net assets, 0.425% of the next $500 million, 0.400% of the next $500 million, and 0.375% of net assets over $1.5 billion; (ii) for Aggressive Growth Fund (Prior to May 1, 1998, this Fund was named Oppenheimer Capital Appreciation Fund.), Growth Fund, Growth & Income Fund, Multiple Strategies Fund, and Global Securities Fund: 0.75% of the first $200 million of net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of net assets over $800 million; and (iii) for High Income Fund, Bond Fund, and Strategic Bond Fund: 0.75% of the first $200 million of net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million, and 0.50% of net assets over $1 billion. During 1997 OFI earned investment management fees of $601,698 from the Money Fund, $5,324,309, from the Aggressive Growth Fund (Prior to May 1, 1998, this Fund was named Oppenheimer Capital Appreciation Fund.), $2,859,202 from the Growth Fund, $709,577 from the Growth & Income Fund, $709,577 from the Multiple Strategies Fund, $5,615,606 from the Global Securities Fund, $1,667,490 from the High Income Fund, $3,281,556 from the Bond Fund and $1,197,613 from the Strategic Bond Fund. During 1997, MassMutual earned investment management fees of $61,760 from MML Equity Index Fund. During 1997, Mellon Equity earned investment management fees of $13,959 from the MML Equity Index Fund.

OFI also serves as investment manager of each of the Portfolios of the Panorama Fund pursuant to Investment Management Agreements, each of which provides for the Portfolio to pay OFI a monthly management fee computed separately on the net assets of each Fund as of the close of business each day. The management fee rates are as follows: (i) for the Total Return Portfolio: 0.625% of the first $600 million of net assets, 0.45% of net assets over $600 million; and (ii) for the Growth Portfolio: 0.625% of the first $300 million of net assets, 0.500% of the next $100 million, and 0.450% of net assets over $400 million; and (iii) for the International Equity Portfolio: 1.00% of the first $250 million of net assets and 0.90% of net assets over $250 million; and (iv) for the LifeSpan Capital Appreciation Portfolio and LifeSpan Balanced Portfolio: 0.85% of the first $250 million of net assets and 0.75% of net assets in excess of $250 million, and (v) for the LifeSpan Diversified Income Portfolio: 0.75% of the first $250 million of net assets and 0.65% of net assets in excess of $250 million. During 1997, OFI earned investment management fees of $6,482,637 from the Total Return Portfolio, $3,818,977 from the Growth Portfolio, $732,642 from the International Equity Portfolio, $437,070 from the LifeSpan Capital Appreciation Portfolio, $504,390 from the LifeSpan Balanced Portfolio and $213,594 from the LifeSpan Diversified Income Portfolio. OFI, located at Two World Trade Center, New York, NY 10048-0203, has operated as an investment adviser since April 30, 1959. It and its affiliates currently advise U.S. investment companies with assets aggregating over $75 billion as of December 31, 1997, and having more than 3.5 million shareholder accounts. OFI is owned by Oppenheimer Acquisition Corp., a holding company owned in part by senior management of OFI, and ultimately controlled by MassMutual.

OFI has entered into sub-advisory agreements with other investment advisers under which the sub-adviser manages the investments of one or more of the underlying Portfolios of the Panorama Fund. OFI has entered into investment sub-advisory agreements with three-sub advisers to assist in the selection of portfolio investments for the Panorama Fund's International Equity Portfolio, LifeSpan Diversified Income Portfolio, LifeSpan Balanced Portfolio, and LifeSpan Capital Appreciation Portfolio.

Babson-Stewart Ivory International ("Babson-Stewart") located in Cambridge, Massachusetts is the sub-adviser to the Panorama Fund's International Equity Portfolio and the international stock components of the LifeSpan Balanced Portfolio and the LifeSpan Capital Appreciation Portfolio. Babson-Stewart is a partnership formed in 1987 between David L. Babson & Company, Inc., an indirect wholly-owned subsidiary of MassMutual, and Stewart Ivory & Company, Ltd., located in Edinburgh, Scotland. For providing its services under the sub-advisory agreement with OFI, Babson-Stewart receives a monthly fee from OFI, computed daily at an annual rate based on the average daily net assets of the International Equity Fund and the portion of the LifeSpan Capital Appreciation Portfolio and LifeSpan Balanced Portfolio allocated to the international equity component. The annual fee paid to Babson-Stewart by OFI is as follows: 0.75% for the first $10 million of net assets, 0.625% of the next $15 million of net assets, 0.50% of the next $25 million of net assets, and 0.375% of net assets over $50 million. For purposes of determining the break-points in the sub-advisory fee, the assets of the International Equity Portfolio, the international equity component of the LifeSpan Capital Appreciation Portfolio and the International Equity component of the LifeSpan Balanced Portfolio are not aggregated. In 1997, Babson-Stewart received $666,697 for managing the assets of the International Equity Portfolio and the international equity component of the LifeSpan Capital Appreciation Portfolio and the LifeSpan Balanced Portfolio.

BEA Associates ("BEA"), located in New York, New York is the sub-adviser to the high yield bond component of the Panorama Fund's LifeSpan Diversified Income Portfolio, the LifeSpan Balanced Portfolio, and the LifeSpan Capital Appreciation Portfolio. For providing its services under the sub-advisory agreement with OFI, BEA receives a monthly fee from OFI, computed daily at an annual rate based on the collective average daily net assets of the portion of the LifeSpan Diversified Income LifeSpan Capital Appreciation, and LifeSpan Balanced Portfolios allocated to the high yield bond component. The annual fee paid to BEA is as follows: 0.45% for the first $25 million of collective net assets, 0.40% of the next $25 million of collective net assets, 35% of the next $50 million of collective net assets, and 0.25% of collective net assets over $100 million. For purposes of calculating the fee payable to BEA, the collective net assets of the portion of the LifeSpan Portfolios allocated to the high yield bond component are aggregated with that portion of the net assets of the Oppenheimer Series Fund, Inc. managed by BEA. During 1997, BEA earned investment management fees of $160,466.

Pilgrim, Baxter & Associates ("Pilgrim Baxter") is the sub- adviser to the small cap component of the Panorama Fund's LifeSpan Balanced Portfolio and the LifeSpan Capital Appreciation Portfolio. For providing its services under the sub-advisory agreement with OFI, Pilgrim Baxter receives a monthly fee from OFI, computed daily at an annual rate based on the collective average daily net assets of the portion of the LifeSpan Balanced Portfolio and LifeSpan Capital Appreciation Portfolio allocated to the small cap component. The annual fee paid to Pilgrim Baxter is 0.60% of collective net assets. For purposes of calculating the fee payable to Pilgrim Baxter, the collective net assets of the portion of the LifeSpan Portfolios allocated to the small cap component are aggregated with that portion of the net assets of the Oppenheimer Series Fund, Inc. managed by Pilgrim Baxter. During 1997, Pilgrim Baxter earned investment management fees of $251,753.

MML Series Investment Fund Annual Expenses for 1997
(as a percentage of the average net assets of a Fund)

                                                                                                       Total Fund
                                                             Management Fees     Other Expenses         Operating
                                                                                                        Expenses
MML Equity Index Fund                                             0.27%               0.16%               0.43%


Oppenheimer Variable Account Funds Annual Expenses for 1997
(as a percentage of the average net assets of a Fund)

                                                                                                       Total Fund
                                                             Management Fees     Other Expenses         Operating
                                                                                                        Expenses
Oppenheimer Global Securities Fund                                0.70%               0.06%               0.76%
Oppenheimer Aggressive Growth Fund /(1)/                          0.71%               0.02%               0.73%
Oppenheimer Growth  Fund                                          0.73%               0.02%               0.75%
Oppenheimer Growth & Income Fund                                  0.75%               0.08%               0.83%
Oppenheimer Multiple Strategies Fund                              0.72%               0.03%               0.75%
Oppenheimer High Income Fund                                      0.75%               0.07%               0.82%
Oppenheimer Strategic Bond Fund                                   0.75%               0.08%               0.83%
Oppenheimer Bond Fund                                             0.73%               0.05%               0.78%
Oppenheimer Money Fund                                            0.44%               0.04%               0.48%

(1) Prior to May 1, 1998, this Fund was named Oppenheimer Capital Appreciation Fund.

Panorama Series Fund, Inc. Annual Expenses for 1997
(as a percentage of the average net assets of a Portfolio)

                                                                                                       Total Fund
                                                             Management Fees     Other Expenses         Operating
                                                                                                        Expenses
Panorama Total Return Portfolio                                   0.54%               0.01%               0.55%
Panorama Growth Portfolio                                         0.53%               0.01%               0.54%
Panorama International Equity Portfolio                           1.00%               0.12%               1.12%
Panorama LifeSpan Diversified Income Portfolio                    0.75%               0.09%               0.84%
Panorama LifeSpan Balanced Portfolio                              0.85%               0.12%               0.97%
Panorama LifeSpan Capital Appreciation Portfolio                  0.85%               0.14%               0.99%

Additional and more detailed information concerning the MML Equity Index Fund, the Oppenheimer Funds, and the Panorama Fund's Portfolios, including information about the other expenses of such Funds and Portfolios, may be found in the accompanying Prospectuses for the MML Equity Index Fund, the Oppenheimer Trust, and the Panorama Fund.

THE SEPARATE ACCOUNT

The Separate Account was established on July 13, 1988 as a separate investment account of MassMutual by MassMutual's Board of Directors in accordance with the provisions of Section 132G of Chapter 175 of the Massachusetts General Laws.


The Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Registration does not involve supervision of the management or investment practices or policies of either the Separate Account or of MassMutual. Under Massachusetts law, however, both MassMutual and the Separate Account are subject to regulation by the Division of Insurance of the Commonwealth of Massachusetts. Designated segments of the Separate Account will be used to receive and invest premiums for other variable life insurance policies issued by MassMutual. Such a segment, the GVUL Segment, has been established for the Policy.

Although the assets of the Separate Account are assets of MassMutual, that portion of the Separate Account assets equal to the reserves and other liabilities of the Separate Account attributable to the Policies may not be used to satisfy any obligations that may arise out of any other business We may conduct. They may, however, become subject to liabilities arising from other variable life insurance policies which the Separate Account funds. In addition, We may from time to time, at our discretion, transfer to Our general account those assets which exceed the reserves and other liabilities of the Separate Account. Such transfers will not adversely affect the Separate Account.

Income, realized gains or losses, and unrealized gains or losses from each Division are credited to or charged against that Division without regard to any of our other income, gains, or losses.

MassMutual may accumulate in the Separate Account the charge for expense and mortality risks, the Monthly Deduction assessed against the Policy and investment results applicable to those assets that are in excess of net assets supporting the Policies.

Investment of the Separate Account. The designated segment of the Separate Account has sixteen Divisions attributable to the Policy. Each Division invests in shares of either the MML Equity Index Fund, the Oppenheimer Trust, or the Panorama Fund. The Divisions of the Separate Account are:

 .   The MML Equity Index Division - Amounts credited to this Division are invested in shares of MML Equity Index Fund, or its successor.

 .   The Oppenheimer Money Division - Amounts credited to this Division are invested in shares of Oppenheimer Money Fund, or its successor.

 .   The Oppenheimer Bond Division - Amounts credited to this Division are invested in shares of Oppenheimer Bond Fund, or its successor.

 .   The Oppenheimer Strategic Bond Division - Amounts credited to this Division are invested in shares of Oppenheimer Strategic Bond Fund, or its successor.

 .   The Oppenheimer High Income Division - Amounts credited to this Division are invested in shares of Oppenheimer High Income Fund, or its successor.

 .   The Oppenheimer Growth & Income Division - Amounts credited to this Division are invested in shares of Oppenheimer Growth & Income Fund, or its successor.

 .   The Oppenheimer Multiple Strategies Division - Amounts credited to this
    Division are invested in shares of Oppenheimer Multiple Strategies Fund, or its successor.

 .   The Oppenheimer Growth Division - Amounts credited to this Division are invested in shares of Oppenheimer Growth Fund, or its successor.

 .   The Oppenheimer Capital Appreciation Division - Amounts credited to this
    Division are invested in shares of Oppenheimer Aggressive Growth Fund, or its successor. (Prior to May 1, 1998, this Fund was named Oppenheimer Capital Appreciation Fund.)

 .   The Oppenheimer Global Securities Division - Amounts credited to this
    Division are invested in shares of Oppenheimer Global Securities Fund, or its successor.

 .   The Panorama Total Return Division - Amounts credited to this Division are invested in shares of the Panorama Total Return Portfolio, or its successor.

 .   The Panorama Growth Division - Amounts credited to this Division are invested in shares of the Panorama Growth Portfolio, or its successor.

 .   The Panorama International Equity Division - Amounts credited to this
    Division are invested in shares of the Panorama International Equity Portfolio, or its successor.

 .   The Panorama LifeSpan Capital Appreciation Division - Amounts credited to this Division are invested in shares of the Panorama LifeSpan Capital Appreciation Portfolio, or its successor.

 .   The Panorama LifeSpan Balanced Division - Amounts credited to this Division are invested in shares of the Panorama LifeSpan Balanced Portfolio, or its successor.

 .   The Panorama LifeSpan Diversified Income Division - Amounts credited to this
    Division are invested in shares of the Panorama LifeSpan Diversified Income Portfolio, or its successor.

The shares of the underlying Fund purchased by each Division will be held by MassMutual as custodian of the Separate Account.

Although there are currently sixteen Divisions available to a Policyowner, a Policyowner may allocate Account Value to no more than eight Divisions at any one time. To allocate Net Premium or to transfer Account Value to a ninth Division which does not have Account Value allocated to it, a Policyowner must transfer 100% of the Account Value from one or more of the eight "active" Divisions to which allocations are currently made.

MML Equity Index Fund (the "MML Fund") is a separate series of shares of MML Series Investment Fund (the "MML Trust"), a no load, open-end management investment company. The MML Trust consists of six MML Funds, each of which has its own investment objectives and policies. MassMutual acts as investment manager to each of the MML Funds which are part of the MML Trust, including the MML Equity Index Fund. MassMutual has entered into an investment sub-advisory agreement with Mellon Equity Associates ("Mellon Equity") providing for Mellon Equity to manage the investment and reinvestment of assets with respect to the management of the MML Equity Index Fund. Mellon Equity is an indirect subsidiary of Mellon Bank Corporation and is located in Pittsburgh, Pennsylvania. As of December 31, 1997, Mellon Equity and its employees managed approximately $11 billion and served as the investment adviser or sub-adviser of 10 other investment companies. MassMutual and Mellon Equity are registered as investment advisers under the Investment Advisers Act of 1940.

OppenheimerFunds, Inc. ("OFI") acts as investment manager to the Oppenheimer Variable Account Funds (the "Oppenheimer Trust") and the Panorama Series Fund, Inc. (the "Panorama Fund"). The Oppenheimer Trust consists of ten Oppenheimer Funds, each of which has its own investment objectives and policies. The Oppenheimer Money Fund, Oppenheimer Bond Fund, Oppenheimer Strategic Bond Fund, Oppenheimer High Income Fund, Oppenheimer Growth & Income Fund, Oppenheimer Multiple Strategies Fund, Oppenheimer Growth Fund, Oppenheimer Aggressive Growth Fund (Prior to May 1, 1998, this Fund was named Oppenheimer Capital Appreciation Fund.), and Oppenheimer Global Fund are part of the Oppenheimer Trust, an open-end, diversified, management investment company, which is available to act as the investment vehicle for separate accounts for variable insurance policies offered by insurance companies.

The Panorama Fund consists of seven Panorama Portfolios, each of which has its own investment objectives and policies. The Panorama Total Return Portfolio, Panorama Growth Portfolio, Panorama International Equity Portfolio, Panorama LifeSpan Capital Appreciation Portfolio, Panorama LifeSpan Balanced Portfolio, and Panorama LifeSpan Diversified Income Portfolio are part of the Panorama Fund, an open-end, diversified, management investment company, which is available to act as the investment vehicle for separate accounts for variable insurance policies offered by insurance companies.

OFI has entered into investment sub-advisory agreements with three sub-advisers to assist in the selection of portfolio investments for the Panorama Fund's International Equity Portfolio, LifeSpan Diversified Income Portfolio, LifeSpan Balanced Portfolio, and LifeSpan Capital Appreciation Portfolio. Babson-Stewart Ivory International ("Babson- Stewart") located in Cambridge, Massachusetts is the sub- adviser to the International Equity Portfolio and the international stock components of the LifeSpan Balanced Portfolio and the LifeSpan Capital Appreciation Portfolio. Babson-Stewart is a partnership formed in 1987 between David L. Babson & Company, Inc., an indirect wholly-owned subsidiary of MassMutual, and Stewart Ivory & Company, Ltd., located in Edinburgh, Scotland. BEA Associates located in New York, New York is the sub- adviser to the high yield bond component of the LifeSpan Diversified Income Portfolio, the LifeSpan Balanced Portfolio, and the LifeSpan Capital Appreciation Portfolio. Pilgrim, Baxter & Associates ("Pilgrim Baxter") is the sub- adviser to the small cap component of the LifeSpan Balanced Portfolio and the LifeSpan Capital Appreciation Portfolio. With respect to the Oppenheimer Trust Funds and those Panorama Fund portfolios which do not utilize sub- advisers, OFI defines the composition of each respective fund and portfolio, and furnishes advice and recommendations with respect to the investments, investment policies and purchase and sale of securities. OFI, Babson-Stewart, BEA Associates, and Pilgrim Baxter are registered as investment advisers under the Investment Advisers Act of 1940.

MassMutual maintains the MML Trust for the purpose of providing vehicles for the investment of assets held in various separate investment accounts, including the Separate Account, established by MassMutual or by life insurance companies which are subsidiaries of MassMutual. The Oppenheimer Trust and Panorama Fund were established for the purpose of providing investment vehicles for investment only by variable life insurance contracts and variable annuity contracts. Shares of the MML Funds and Panorama Fund are not offered to the general public, but solely to separate investment accounts established by MassMutual and life insurance company subsidiaries of MassMutual. Shares of the Oppenheimer Trust are not offered to the general public, but solely to insurance company separate accounts affiliated and unaffiliated with MassMutual which fund variable annuities and variable life insurance contracts.

INVESTMENT OBJECTIVES

The investment objective of MML Equity Index Fund is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. ("Standard & Poor's 500" and "S&P 500" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's or The McGraw-Hill Companies, Inc.)

The investment objective of the Oppenheimer Money Fund is to maximize current income from investments in "money market" securities consistent with low capital risk and maintenance of liquidity.

The investment objective of the Oppenheimer Bond Fund is to seek a high level of current income by investing primarily in debt securities. Secondarily, the Fund seeks capital growth when consistent with its primary objective.

The investment objective of the Oppenheimer Strategic Bond Fund is to seek a high level of current income principally derived from interest income from investments in U.S. government securities, lower rated high yield fixed-income securities, and foreign fixed income securities and to seek to enhance such income by writing covered call options on debt securities.

The investment objective of the Oppenheimer High Income Fund is to earn a high level of current income by investing primarily in a diversified portfolio of high yield, fixed-income securities, including long-term debt obligations and preferred stock issues believed by OFI, in its capacity as investment manager of the Fund, not to involve undue risk. This Fund's investment policy is to assume certain risks (described more fully in the attached prospectus for the Oppenheimer Trust) in seeking high yield, which is ordinarily associated with high risk securities, commonly known as "junk bonds," in the lower rating categories of the established securities ratings services, and unrated securities.

The investment objective of the Oppenheimer Growth & Income Fund is to seek a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. From time to time this Fund may focus on small to medium capitalization common stocks, bonds and convertible securities.

The investment objective of the Oppenheimer Multiple Strategies Fund is to seek a total investment return (which includes current income and capital appreciation in the value of its shares) from investments in common stocks and other equity securities, bonds and other debt securities, and "money market" securities.

The investment objective of the Oppenheimer Growth Fund is to seek to achieve capital appreciation by investing in securities of well-known established companies (companies which have a history of earnings and dividends). Current income is a secondary consideration in the selection of Growth Fund's portfolio securities.

The investment objective of the Oppenheimer Aggressive Growth Fund is capital appreciation. (Prior to May 1, 1998, this Fund was named Oppenheimer Capital Appreciation Fund.) In seeking this objective the Fund will emphasize investments in securities of "growth-type" companies. Such companies are believed to have relatively favorable long-term prospects for an increased demand for the particular company's products or services.

The investment objective of the Oppenheimer Global Securities Fund is to seek long-term capital appreciation through investing a substantial portion of its invested assets in securities of foreign issuers, growth-type companies, cyclical industries and special investment opportunities (anticipated acquisitions, mergers or other unusual developments) which are considered by OFI, in its capacity as investment manager of the Funds, to have appreciation possibilities but which may be considered to be speculative. The type of securities in which this Fund invests will be primarily common stocks, as well as securities having the investment characteristics of common stocks, such as convertible preferred stock, convertible bonds and American Depository Receipts. Current income is not an investment objective of the Oppenheimer Global Securities Fund.

The investment objective of the Panorama Total Return Portfolio is to seek to maximize total investment return (including both capital appreciation and income) principally by allocating its asset among stocks, corporate bonds, U.S. Government securities and money market instruments according to changing market conditions.

The investment objective of the Panorama Growth Portfolio is to seek long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better- than-anticipated earnings. Realization of current income is a secondary consideration.

The investment objective of the Panorama International Equity Portfolio is to seek long-term growth of capital by investing primarily in equity securities of companies wherever located, the primary stock market of which is outside the United States.

The investment objective of the Panorama LifeSpan Capital Appreciation Portfolio is to seek long-term capital appreciation by investing in a strategically allocated portfolio consisting primarily of stocks. Current income is not a primary consideration.

The investment objective of the Panorama LifeSpan Balanced Portfolio is to seek a blend of capital appreciation and income by investing in a strategically allocated portfolio of stocks and bonds with a slightly stronger emphasis on stocks.

The investment objective of the Panorama LifeSpan Diversified Income Portfolio is to seek high current income, with opportunities for capital appreciation by investing in a strategically allocated consisting primarily of bonds.

The Separate Account purchases and redeems shares of the Funds at their net asset value which is determined at the time of the receipt of the purchase order or redemption request without the imposition of any sales or redemption charge. Boston Safe Deposit and Trust Company, with its home office located at One Boston Place, Boston, Massachusetts 02108 acts as custodian for the MML Equity Index Fund. The Bank of New York, with its home office located at One Wall Street, New York, NY 10015, acts as custodian for each of the Oppenheimer Funds. State Street Bank and Trust Company, with its home office located at 225 Franklin Street, Boston, Massachusetts, 02110, acts as custodian for the Panorama Fund and each of its Portfolios.

The assets of certain variable annuity separate accounts for which MassMutual or an affiliate is the depositor are invested in shares of the MML Funds. Because these separate accounts are invested in the same underlying MML

Funds it is possible that material conflicts could arise between Policyowners and owners of the variable annuity contracts. Possible conflicts could arise if:
(i) state insurance regulators should disapprove or require changes in investment policies, investment advisers or principal underwriters or if MassMutual should be permitted to act contrary to actions approved by holders of the Policies under rules of the Securities and Exchange Commission; (ii) adverse tax treatment of the Policies or the variable annuity contracts would result from utilizing the same underlying MML Funds; (iii) different investment strategies would be more suitable for the variable annuity contracts than for the Policies; or (iv) state insurance laws or regulations or other applicable laws would prohibit the funding of both the Separate Account and other investment accounts by the same MML Funds. The Board of Trustees of the MML Trust will follow monitoring procedures which have been developed to determine whether material conflicts have arisen. Such Board will have a majority of Trustees who are not interested persons of the MML Trust or MassMutual and determinations whether or not a material conflict exists will be made by a majority of such disinterested Trustees. If a material irreconcilable conflict exists, MassMutual will take such action at its own expense as may be required to cause the Separate Account to be invested solely in shares of mutual funds which offer their shares exclusively to variable life insurance separate accounts unless, in certain cases, the holders of both the Policies and the variable annuity contracts vote not to effect such segregation.

The Oppenheimer Trust and the Panorama Fund were established for use as an investment vehicle by variable contract separate accounts such as the Separate Account. Accordingly, it is possible that a material irreconcilable conflict may develop between the interests of Policyowners and other separate accounts investing in the Oppenheimer Trust or Panorama Fund. The Board of Trustees of the Oppenheimer Trust (the "Trustees") and the Board of Directors of the Panorama Fund (the "Directors") will monitor their respective investment company for the existence of any such conflicts. If it is determined that a conflict exists, the Trustees or the Directors, as the case may be, will notify MassMutual, and appropriate action will be taken to eliminate such irreconcilable conflicts. Such steps may include: (i) withdrawing the assets allocable to some or all of the separate accounts from the particular Oppenheimer Fund or Panorama Fund Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Oppenheimer Fund or Panorama Fund Portfolio; (ii) submitting the question whether such segregation should be implemented to a vote of all affected Policyowners; and
(iii) establishing a new registered management investment company or managed separate account.

Rates of Return. Tables 1 and 2 show the Effective Annual Rates of Return and One Year Total Returns, respectively, of the Funds based on the actual investment performance (after deduction of investment management fees and direct operation expenses). These rates of return do not reflect the mortality and expense risk charges assessed against the Separate Account.

Table 3 shows the return of the Separate Account, after deduction of investment management fees and direct operation expenses of the fund, and deduction of the mortality and expense risk charges assessed against the Separate Account.

The returns in Tables 1, 2, and 3 do not reflect deductions from premiums for Sales Load, State Premium Tax Charge, Deferred Acquisition Cost ("DAC") Tax Charge, Administrative Charge, or Charge for Cost of Insurance Protection. Therefore, these rates are not illustrative of how actual investment performance will affect the benefits under the Policy. If these charges were included, the return figures would be lower. The rates of return shown are not necessarily indicative of future performance. They may be considered in assessing the competence and performance of MassMutual, OFI, Mellon Equity, Babson-Stewart, BEA, and Pilgrim Baxter as investment advisers to the Funds.

Table 4 illustrates the performance information pertaining to a hypothetical Policy. These figures reflect deductions from premiums for Sales Load, State Premium Tax Charge, DAC Tax Charge, Administrative Charge, Charge for Cost of Insurance Protection, plus deduction from the Separate Account of current mortality and expense risk charges and Fund Operating Expenses.

                                    TABLE 1
                       EFFECTIVE ANNUAL RATES OF RETURN
                            AS OF DECEMBER 31, 1997


Fund                                           Since       20       15          10            5            3            1
                                             Inception   Years     Years       Years        Years        Years         Year
---------------------------------------------------------------------------------------------------------------------------
MML Equity Index                               *21.93%    --        --           --           --           --           --
(date of inception - 05/01/97)
Oppenheimer Money                                5.94%    --        --         5.79%        4.70%        5.35%        5.31%
(date of inception - 04/03/85)
Oppenheimer Bond                                 9.89%    --        --         9.50%        8.23%       10.23%        9.25%
(date of inception - 04/03/85)
Oppenheimer Strategic Bond                       7.64%    --        --           --           --        12.00%        8.71%
(date of inception - 05/03/93)
Oppenheimer High Income                         13.35%    --        --        14.32%       13.75%       15.90%       12.21%
(date of inception - 04/30/86)
Oppenheimer Growth & Income                     37.24%    --        --           --           --           --        32.48%
(date of inception - 07/05/95)
Oppenheimer Multiple Strategies                 12.04%    --        --        12.74%       13.31%       18.00%       17.22%
(date of inception 02/09/87)
Oppenheimer Growth                              15.43%    --        --        16.67%       18.61%       29.42%       26.68%
(date of inception - 04/03/85)
Oppenheimer Capital Appreciation**              15.31%    --        --        16.23%       15.92%       21.17%       11.67%
(date of inception - 08/15/86)
Oppenheimer Global Securities                   12.26%    --        --           --        18.81%       13.82%       22.42%
(date of inception - 11/20/90)
Panorama Total Return                           14.05%    --     13.72%       13.80%       13.21%       17.72%       18.81%
(date of inception - 09/30/82)
Panorama Growth                                 18.31%    --     17.31%       18.66%       20.12%       27.52%       26.37%
(date of inception - 01/21/82)
Panorama International Equity                    8.66%    --        --           --        10.78%       10.53%        8.11%
(date of inception - 05/13/92)
Panorama LifeSpan Capital                       16.07%    --        --           --           --           --        12.53%
Appreciation
(date of inception -09/01/95)
Panorama LifeSpan Balanced                      13.71%    --        --           --           --           --        12.20%
(date of inception - 09/01/95)
Panorama LifeSpan Diversified Income            10.84%    --        --           --           --           --        12.51%
(date of inception - 09/01/95)

NOTE: This Table 1 shows the effective annual rates of return of the Funds based on the actual investment performance (after deduction of investment management fees and direct operation expenses). These rates of return do not reflect the mortality and expense risk charges assessed against the Separate Account. The rates of return also do not reflect deduction from premiums for Sales Load, State Premium Tax Charge, DAC Tax Charge, Administrative Charge, or Charge for Cost of Insurance Protection.


*  This is the return for the period May 1, 1997 to December 31, 1997.
** Effective May 1, 1998, this Fund is called the Oppenheimer Aggressive Growth
   Fund.

                                     TABLE 2
                             ONE YEAR TOTAL RETURNS*

For the year ended                       1997       1996       1995       1994        1993       1992        1991       1990
-----------------------------------------------------------------------------------------------------------------------------
MML Equity Index
(date of inception - 05/01/97)        **21.93%        --         --         --          --         --          --         --
Oppenheimer Money
(date of inception - 04/03/85)           5.31%      5.13%      5.62%     (4.20)%      3.12%      3.76%       5.97%      7.80%
Oppenheimer Bond
(date of inception - 04/03/85)           9.25%      4.80%     17.00%     (1.94)%     13.04%      6.50%      17.63%      7.92%
Oppenheimer Strategic Bond
(date of inception - 05/03/93)           8.71%     12.07%     15.33%     (3.78)%      4.25%        --          --         --
Oppenheimer High Income
(date of inception - 04/30/86)          12.21%     15.26%     20.37%     (3.18)%     26.34%     17.92%      33.91%      4.65%
Oppenheimer Growth & Income
(date of inception - 07/05/95)          32.48%     32.51%     23.52%        --          --         --          --         --
Oppenheimer Multiple Strategies
(date of inception - 02/09/87)          17.22%     15.50%     21.36%     (1.95)%     15.95%      8.99%      17.48%     (1.91)%
Oppenheimer Growth
(date of inception - 04/03/85)          26.68%     25.20%     36.65%      0.97%       7.25%     14.53%      25.54%     (8.21)%
Oppenheimer Capital Appreciation***
(date of inception - 08/15/86)          11.67%     20.16%     32.52%     (7.59)%     27.32%     15.42%      54.72%    (16.82)%
Oppenheimer Global Securities
(date of inception - 11/20/90)          22.42%     17.80%      2.24%     (5.72)%     70.32%     (7.11)%      3.39%      0.40%
Panorama Total Return
(date of inception - 09/30/82)          18.81%     10.14%     24.66%     (1.97)%     16.28%     10.21%      28.79%      0.50%
Panorama Growth
(date of inception - 01/21/82)          26.37%     18.87%     38.06%     (0.51)%     21.22%     12.36%      37.53%     (7.90)%
Panorama International Equity
(date of inception - 05/13/92)           8.11%     13.26%     10.30%      1.44%      21.80%     (4.32)%        --         --
Panorama LifeSpan Capital
Appreciation (date of inception -
09/01/95)                               12.53%     17.97%      6.65%        --          --         --          --         --
Panorama LifeSpan Balanced
(date of inception - 09/01/95)          12.20%     13.38%      6.08%        --          --         --          --         --
Panorama LifeSpan Diversified
Income
(date of inception - 09/01/95)          12.51%      6.93%      5.69%        --          --         --          --         --


For the year ended                       1989       1988       1987       1986        1985       1984       1983       1982
-----------------------------------------------------------------------------------------------------------------------------
MML Equity Index
(date of inception - 05/01/97)             --         --         --         --          --         --         --         --
Oppenheimer Money
(date of inception - 04103/85)           8.82%      7.31%      6.33%      5.68%       7.25%        --         --         --
Oppenheimer Bond
(date of inception - 04/03/85)          13.32%      8.97%      2.52%     10.12%      18.82%        --         --         --
Oppenheimer Strategic Bond
(date of inception - 05/03/93)             --         --         --         --          --         --         --         --
Oppenheimer High Income
(date of inception - 04/30/86)           4.84%     15.58%      8.07%      4.73%         --         --         --         --
Oppenheimer Growth & Income
(date of inception - 07/05/95)             --         --         --         --          --         --         --         --
Oppenheimer Multiple Strategies
(date of inception - 02/09/87)          15.76%     22.15%      3.97%        --          --         --         --         --
Oppenheimer Growth
(date of inception - 04/03/85)          23.59%     22.09%      3.32%     17.76%       9.50%        --         --         --
Oppenheimer Capital Appreciation***
(date of inception - 08/15/86)          27.57%     13.41%     14.34%     (1.65)%        --         --         --         --
Oppenheimer Global Securities
(date of inception - 11/20/90)             --         --         --         --          --         --         --         --
Panorama Total Return
(date of inception - 09/30/82)          22.98%     11.64%      4.26%     12.58%      25.43%      6.68%     20.20%      8.10%
Panorama Growth
(date of inception - 01/21/82)          35.81%     14.46%      0.25%     11.58%      27.31%      4.89%     32.72%     33.00%
Panorama International Equity
(date of inception - 05/13/92)             --         --         --         --          --         --         --         --
Panorama LifeSpan Capital
Appreciation (date of inception -
09/01/95)                                  --         --         --         --          --         --         --         --
Panorama LifeSpan Balanced
(date of inception - 09/01/95)             --         --         --         --          --         --         --         --
Panorama LifeSpan Diversified
Income
(date of inception - 09/01/95)             --         --         --         --          --         --         --         --

   * The figures shown are one year total returns from inception of the Funds. ** This is the return for the period May 1, 1997 to December 31, 1997.
 *** Effective May 1, 1998, this Fund is called the Oppenheimer Aggressive
     Growth Fund.

NOTE: This Table 2 shows the one year total returns of the Funds based on the actual investment performance (after deduction of the investment management fees and direct operation expenses). These rates of return do not reflect the mortality and expense risk charges assessed against the Separate Account. The rates of return also do not reflect deduction from premiums for Sales Load, State Premium Tax Charge, DAC Tax Charge, Administrative Charge or Charge for Cost of Insurance Protection.

                                    TABLE 3
     AVERAGE ANNUAL TOTAL RETURN OF EACH DIVISION OF THE SEPARATE ACCOUNT
                           AS OF DECEMBER 31, 1997


                                                          1                  5                 10            Since Inception
                                                         Year              Years              Years
----------------------------------------------------------------------------------------------------------------------------
MML Equity Index                                           --                 --                 --              21.43%
(date of inception - 05/01/97)
Oppenheimer Money                                        4.56%              3.95%              5.04%              5.19%
(date of inception - 04/03/85)*
Oppenheimer Bond                                         8.50%              7.48%              8.75%              9.14%
(date of inception - 04/03/85)
Oppenheimer Strategic Bond                               7.96%                --                 --               6.89%
(date of inception - 05/03/93)
Oppenheimer High Income                                 11.46%             13.00%             13.57%             12.60%
(date of inception - 04/30/86)
Oppenheimer Growth & Income                             31.73%                --                 --              36.49%
(date of inception - 07/05/95)
Oppenheimer Multiple Strategies                         16.47%             12.56%             11.99%             11.29%
(date of inception 02/09/87)
Oppenheimer Growth                                      25.93%             17.86%             15.92%             14.68%
(date of inception - 04/03/85)
Oppenheimer Capital Appreciation(**)                    10.92%             15.17%             15.48%             14.56%
(date of inception - 08/15/86)
Oppenheimer Global Securities                           21.67%             18.06%                --              11.51%
(date of inception - 11/20/90)
Panorama Total Return                                   18.06%             12.46%             13.05%             13.30%
(date of inception - 09/30/82)
Panorama Growth                                         25.62%             19.37%             17.91%             17.56%
(date of inception - 01/21/82)
Panorama International Equity                            7.36%             10.03%                --               7.91%
(date of inception - 05/13/92)
Panorama LifeSpan Capital Appreciation                  11.78%                --                 --              15.32%
(date of inception - 09/01/95)
Panorama LifeSpan Balanced                              11.45%                --                 --              12.96%
(date of inception - 09/01/95)
Panorama LifeSpan Diversified Income                    11.76%                --                 --              10.09%
(date of inception - 09/01/95)

The following performance information of the Divisions of the Separate Account assumes that the Divisions have been in operation for the same periods as the underlying Funds in which they invest. The returns reflect the total of the income generated by the Fund net of Fund operating expenses, plus or minus capital gains and losses, realized or unrealized, and net of the current mortality and expense risk charge. The rates of return do not reflect deduction from premiums for Sales Load, State Premium Tax Charge, DAC Tax Charge, Administrative Charge, or Charge for Cost of Insurance Protection.

As of the date of this prospectus, the Separate Account Divisions had not commenced operations and therefore have no performance history. The performance figures for the Separate Account Divisions are historical and provide returns which would have been achieved assuming that each Division of the Separate Account had been in operation for the same periods as the corresponding Fund and investing in the corresponding Fund during such period. Performance information assumes current mortality and expense risk charges. If guaranteed mortality and risk expense charges were used, the performance results would be lower. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Fund in which the Division invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. Actual returns may be more or less than those shown and will depend on a number of factors, including the investment allocations by a Policyowner and the different investment rates of return for the Divisions.

 * Although the Oppenheimer Money Fund commenced operations on 4/3/85, the information necessary to calculate the performance information is available only for the year 1987 and subsequent periods.
 ** Effective May 1, 1998, this Fund is called Oppenheimer Aggressive Growth
    Fund.

                                     TABLE 4
                               POLICY PERFORMANCE

This table illustrates the Account Value and Death Benefit of a hypothetical Policy assuming the following:

 .    The Policy is in force for the period illustrated;
 .    Current Fund Investment Management Fees and Direct Operation Expenses,
     Separate Account Mortality and Expense Risk Charge, Sales Load, State Premium Tax Charge of 2%, DAC Tax Charge, Administrative Charge for Cost of Insurance Protection, and Underwriting Charge*,
 .    An annual premium of $4,000, plus the Modal Term Premium, for 20 years;
 .    Modal Term Premium allocated to the CPA assuming a 3% crediting rate;
 .    100% allocation (above the Modal Term Premium), to the respective Fund for each period;
 .    The Insured is issue age 45;
 .    Mandatory participation assumed, unismoker rates;
 .    A Selected Face Amount of $250,000; and
 .    Guaranteed Issue Underwriting and Death Benefit Option A.

The Cash Surrender Value is not illustrated because there is no surrender charge and we assume no Policy Debt.

HISTORICAL RESULTS* - AS OF DECEMBER 31, 1997

------------------------------------------------------------------------------------------------------------------------------------
                                   MML                   Opp.***                    Opp.         Opp.                        Opp.
                                  Equity   Opp. Glob.    Capital       Opp.       Growth &     Multiple      Opp. High    Strategic
                                   Index      Sec.     Appreciation   Growth       Income     Strategies      Income         Bond
                                 (5/1/97)  (11/12/90)    (8/15/86)   (4/3/85)     (7/5/95)     (2/9/87)      (4/30/86)     (5/3/93)
------------------------------------------------------------------------------------------------------------------------------------
For a Policy In Force One Year
------------------------------------------------------------------------------------------------------------------------------------
Cumulative Premium                    --       $4,382       $4,382       $4,382       $4,382       $4,382       $4,382       $4,382
Account Value                         --       $4,732       $4,308       $4,886       $5,109       $4,521       $4,327       $4,192
Death Benefit                         --     $250,000     $250,000     $250,000     $250,000     $250,000     $250,000     $250,000
------------------------------------------------------------------------------------------------------------------------------------
For a Policy In Force Five Years
------------------------------------------------------------------------------------------------------------------------------------
Cumulative Premium                    --      $26,705      $26,705      $26,705           --      $26,705      $26,705           --
Account Value                         --      $30,064      $30,351      $36,349           --      $29,113      $28,104           --
Death Benefit                         --     $250,000     $250,000     $250,000           --     $250,000     $250,000           --
------------------------------------------------------------------------------------------------------------------------------------
For a Policy In Force Ten Years
------------------------------------------------------------------------------------------------------------------------------------
Cumulative Premium                    --           --      $72,887      $72,887           --      $72,887      $72,887           --
Account Value                         --           --      $96,067     $101,738           --      $76,651      $85,698           --
Death Benefit                         --           --     $250,000     $250,000           --     $250,000     $250,000           --
------------------------------------------------------------------------------------------------------------------------------------
For a Policy In Force Since
Inception of the Fund
------------------------------------------------------------------------------------------------------------------------------------
Cumulative Premium               $13,147      $63,080     $129,303     $134,583      $17,639     $124,135     $129,303      $26,705
Account Value                     $4,856      $52,418     $121,612     $153,761      $18,805      $86,750     $111,488      $24,534
Death Benefit                   $250,000     $250,000     $262,682     $322,899     $250,000     $250,000     $250,000     $250,000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Pan.                     Pan.
                                                 Opp.                                             Lifespan        Pan.     LifeSpan
                                   Opp.         Money     Pan. Inter.      Pan.     Pan. Total    Capital       LifeSpan      Div.
                                   Bond         Mkt.**       Equity       Growth      Return        Appr.         Bal.       Income
                                 (4/3/85)      (4/3/85)    (5/13/92)     (1/21/82)   (9/30/82)    (9/1/95)      (9/1/95)    (9/1/95)
------------------------------------------------------------------------------------------------------------------------------------
For a Policy In Force One Year
------------------------------------------------------------------------------------------------------------------------------------
Cumulative Premium                  $4,382       $4,382       $4,382       $4,382       $4,382       $4,382      $4,382      $4,382
Account Value                       $4,213       $4,060       $4,169       $4,873       $4,582       $4,303      $4,289      $4,259
Death Benefit                     $250,000     $250,000     $250,000     $250,000     $250,000     $250,000    $250,000    $250,000
------------------------------------------------------------------------------------------------------------------------------------
For a Policy In Force Five Years
------------------------------------------------------------------------------------------------------------------------------------
Cumulative Premium                 $26,705      $26,705      $26,705      $26,705      $26,705           --          --          --
Account Value                      $24,287      $22,130      $25,498      $35,775      $28,882           --          --          --
Death Benefit                     $250,000     $250,000     $250,000     $250,000     $250,000           --          --          --
------------------------------------------------------------------------------------------------------------------------------------
For a Policy In Force Ten Years
------------------------------------------------------------------------------------------------------------------------------------
Cumulative Premium                 $72,887      $72,887           --      $72,887      $72,887           --          --          --
Account Value                      $62,257      $50,443           --     $112,032      $81,743           --          --          --
Death Benefit                     $250,000     $250,000           --     $255,433     $250,000           --          --          --
------------------------------------------------------------------------------------------------------------------------------------
For a Policy In Force Since
Inception of the Fund
------------------------------------------------------------------------------------------------------------------------------------
Cumulative Premium                $134,583     $124,135      $53,635     $151,243     $151,243      $17,639     $17,639     $17,639
Account Value                      $92,693      $57,395      $30,340     $301,293     $186,557      $14,184     $13,830     $13,599
Death Benefit                     $250,000     $250,000     $250,000     $584,508     $361,921     $250,000    $250,000    $250,000
------------------------------------------------------------------------------------------------------------------------------------

   * Historical investment results and current charges are used to determine values; if guaranteed charges were used the results would be lower. The Account Value reflects premiums paid, plus investment earnings; less all charges. You may obtain a personalized illustration which reflects charges based on your individual characteristics.

  ** Although the Oppenheimer Money Fund commenced operations on 4/3/85, the information necessary to calculate the Historical Results is available only for the year 1987 and subsequent periods.

 *** Effective May 1, 1998, this Fund is called Oppenheimer Aggressive Growth
     Fund.

General Provisions Of The Policy

Premiums. The minimum initial premium payable by You when electing the variable rider to the Certificate is $500. This amount must be paid in one lump sum. A Policy is a Certificate to which a variable rider has been added. Your Employer pays the estimated premium amount sufficient to pay the Premium Deduction and Monthly Deduction(s) under the Policy during a selected term. This estimated premium amount is called a Modal Term Premium. The term selected by Your Employer can be one month, one quarter, a six month period or one year and is called a Modal Term. The Modal Term Premium for a Policy is based upon cost of insurance rates plus the Sales Load, State Premium Tax Charge, DAC Tax Charge, the Monthly Administrative Charge, and any applicable rider charges. The method of calculating the Modal Term Premium is shown in Appendix B. The planned Employer paid premium is the Modal Term Premium for Your Policy. Subject to the minimum and maximum premium limitations described below, You and Your Employer may make unscheduled premium payments at any time and in any amount.

Planned Policy Premiums - Modal Term Premiums. The Modal Term selected by the Employer in the Participation Agreement forms the basis for the billing cycle for your Policy. If the Employer selects a monthly Modal Term, then We will send Your Employer a monthly premium invoice for your Policy. If the Employer selects a yearly Modal Term, then We will send Your Employer an annual premium invoice. The Employer may change the selected Modal Term at any time by written request to Us. Your Modal Term is specified in Your Policy's schedule page. If You become disassociated with the Employer, You may elect to continue the Policy on Your own. If You choose to continue the Policy, You will become vested in all Policy rights previously held by Your Employer, including the right to change the Modal Term to any mode but monthly. In this event, MassMutual will discontinue billing for Your Modal Term premium.

The Modal Term Premium for the Policy may be subject to minimum and maximum amounts depending on the Selected Face Amount of the Policy, the Insured's age, and the Employer group.

There is no penalty if the Modal Term Premium is not paid, nor does payment of this amount guarantee coverage for any period of time. Instead, the duration of the Policy depends upon the Policy's Account Value. Even if Modal Term Premiums are paid, the Policy terminates when the Account Value becomes insufficient to pay certain monthly charges and a grace period expires without sufficient payment. (For details see "Termination.")

Minimum and Maximum Premium Payments. While the Policy is in force, premiums may be paid at any time before the death of the Insured subject to certain restrictions. There are no minimum or maximum premium payments under the Policy. However, We have the right to refund all or a portion of a premium paid in any year if it will increase the amount of insurance which requires a charge under the Policy. Premium payments should be sent to our Home Office or to the address indicated for payment on any billing notice.

Termination. This Policy does not terminate for failure to pay premiums since payments, other than the initial premium for the variable account rider, are not specifically required. Rather, if on a Monthly Calculation Date, the Account Value less any Policy Debt is insufficient to cover the Monthly Deduction, the Policy enters a 61-day grace period.

Grace Period. We allow 61 days to pay any premium necessary to cover the overdue Monthly Deduction. An Employer (or the Policyowner if the Policyowner has disassociated from the Employer) will receive a notice from Us which sets forth this amount. During the grace period, the Policy remains in force. If the payment is not made by the later of the 61 days or 30 days after We have mailed the written notice, the Policy will terminate without value and insurance coverage will cease.

Death Benefit Under The Policy

The Death Benefit is the amount payable to the named Beneficiary(ies) when the Insured dies. We pay the Beneficiary the Death Benefit amount determined as of the date of death upon receipt of proof of death in good order. All or part of the benefit can be paid in cash or applied under one or more of our payment options as described under "Additional Provisions Of The Policy" - "Payment Options."

A potential Certificate owner indicates the selected initial Face Amount in the Enrollment Form or Application. Increases in the Selected Face Amount may be requested by the Policyowner by sending Us a new Enrollment Form, or if the Policyowner is no longer associated with the Employer, an Application. Under Death Benefit Option A, the Death Benefit is the greater of the Selected Face Amount in effect on the date of death or the Minimum Face Amount in effect on the date of death, with possible additions or deductions. Under Death Benefit Option B, the Death Benefit is the greater of the sum of the Selected Face Amount in effect on the date of death plus the Account value on the date of death, or the Minimum Face Amount in effect on the date of death, with possible additions or deductions. The Minimum Face Amount is equal to Account Value times the Minimum Face Amount Percentage. The percentages depend upon the Insured's age. The percentages are set forth in the Table Of Minimum Face Amount Percentages in the Policy. Added to the greater of the Selected Face Amount or Minimum Face Amount is that part of any Monthly Deduction applicable for the period beyond the date of death. Any Policy Debt outstanding on the date of death and any Monthly Deduction unpaid as of the date of death are deducted from the Death Benefit. If the Insured dies after the first Policy Year, We will also include a pro-rata share of any dividend allocated to the Policy for the year death occurs. We pay interest on the Death Benefit from the date of death to the date the Death Benefit is paid or a payment option becomes effective. The interest rate equals the rate determined under the Interest Payment Option as described in "Additional Provisions Of The Policy" - "Payment Options" (or a different rate if required by state law.)

The Selected Face Amount may be increased upon request by the Policyowner, subject to MassMutual's then current guidelines regarding guaranteed issue, simplified issue, and regular underwriting. Guaranteed issue is only available to Employees of an Employer group. For those Policyowners subject to simplified or regular underwriting, We will require adequate evidence of insurability prior to approving an increase in the Selected Face Amount. A request for a decrease in the Selected Face Amount will be honored by Us once each Policy Year provided the Policy maintains a minimum Death Benefit of $50,000. Decreases in the Selected Face Amount may have tax consequences. (For details see "Federal Income Tax Considerations" "Policy Proceeds, Premiums, and Loans.")

Any requested increase in the Selected Face Amount will be effective on the Monthly Calculation Date which is on, or next follows, the later of: (i) the date 15 days after a written request for such change has been received and approved by Us; or (ii) the requested effective date of the change. Any requested decrease in the Selected Face Amount will be effective on the Monthly Calculation Date which is on, or next follows, the later of: (i) the date 15 days after a written request for such change has been received and approved by Us; (ii) the one year period following the effective date of the previously requested decrease; or (iii) the requested effective date of the change.

The Policyowner may change Death Benefit Option by written request subject to Our current guidelines regarding proof of insurability. There is no charge for a change in Death Benefit Option. The effective date of any such change will be on the Policyowner's Policy Anniversary following the date the written request is received by Us in good order, or if We receive the written request within the 15 day period prior to a Policy Anniversary, the change will be effective on the second Policy Anniversary following the date of the request. MassMutual will honor a request for a later effective date provided the date coincides with the Policyowner's Policy Anniversary.

Any increase for Policyowners no longer associated with the Employer must be at least $5,000. Under Death Benefit Option A, the Death Benefit is unaffected by investment experience unless the Death Benefit is based on the Minimum Face Amount. Under Option B, the Death Benefit may be increased or decreased by investment experience. (No increase will be allowed after the Policy Anniversary Date succeeding the Insured's 75th birthday.)

Example: The following example shows how the Death Benefit may vary as a result of investment performance and Death Benefit Option in effect on the date of death.

                                                     Policy A          Policy B
                                                     --------          --------
(a)                                                  Selected Face
Amount:                                              $100,000
    $100,000
(b) Account Value on
    Date of Death:                                   $ 30,000          $ 50,000
(c) Minimum Face Amount
    Percentage on
    Date of Death:                                        280%              280%
(d) Minimum Face
    Amount (b x c):                                  $ 84,000          $140,000
    Death Benefit if
    Option A in effect
    (greater of a or d):                             $100,000          $140,000
    Death Benefit if
    Option B in effect
    (greater of (i) a + b
    and (ii) d):                                     $130,000          $150,000

(Examples assume no additions to or deductions from the Selected Face Amount or Minimum Face Amount are applicable.)

Account Value And Cash Surrender Value

Account Value. The Account Value of the Policy is equal to the Variable Account Value plus the Fixed Account Value. The Account Value of the Policy is held in one or more Divisions and the GPA. Initially, this value equals the net amount of the first premium paid (combined Employer and Policyowner premium) under the Policy. If Your Policy has an unexpired Free Look Period, this amount will be allocated to the Guaranteed Principal Account until the expiration of the Free Look Period. Thereafter, Account Value attributable to Net Premiums paid by You will be allocated to the GPA and/or Divisions according to Your instructions. Billed Modal Term Premiums payable by the Employer are always allocated to the GPA.

Transactions with respect to the Account Value are effected by the purchase and sale of accumulation units. Purchases and sales are made at the unit value as of the Valuation Time on the Valuation Date if the premium or transaction request for such purchase or sale is received by Us before the Valuation Time. Otherwise, purchases and sales will be made as of the next following Valuation Date or a later date requested by the Policyowner. Unit values are determined on each Valuation Date.

Transfers. All or part of the Account Value may be transferred among Divisions by written request. Transfers between Divisions may be by dollar amount or by whole- number percentage. There is no limit on the number of transfers a Policyowner may make. MassMutual does not currently charge a fee for transfers in excess of six (6) during any one Policy. However, the Company reserves the right to charge a fee not to exceed $10 per transfer if there are more than six
(6) transfers in a Policy Year. Policyowners, however, may transfer all funds in the

Separate Account to the GPA at any time regardless of the number of transfers previously made.

Transfers from the GPA to the Separate Account may be made only once during each Policy Year. Each such transfer may not exceed (at the time of the transfer) the lesser of (i) 25% of Your Policy's Fixed Account Value (excluding Policy Debt), or (ii) Fixed Account Value (excluding Policy Debt) less an amount equal to one plus the number of Monthly Calculation Dates remaining in Your Modal Term multiplied by Your most recent Monthly Deduction. However, restriction (i) does not apply if in each of the previous three Policy Years, 25% of the Account Value in the GPA has been transferred and there have been no premium payments or transfers (except as a result of a policy loan) to the GPA. All transfers made on one Valuation Date are considered one transfer.

Automated Account Re-Balancing. Automated Account Re-Balancing permits the Policyowner to specify specific whole-number percentages of a Policyowner's Account Value to be maintained in any combination of Divisions and the GPA. Once We have received a written request in proper form for Automated Account Re-Balancing, We will make transfers once a quarter to and from the Divisions and the GPA to re-adjust a Policyowner's Account Value to the percentages specified. This enables the Policyowner to maintain a specific portfolio allocation. Quarterly re-balancing is based upon the Policy Year instead of a calendar year. The Automated Account Re-Balancing is considered one transfer per Policy Year.

Automated Account Re-Balancing can be started or canceled at any time. Allocation percentages may only be changed by the Policyowner once each Policy Year under the Automated Account Re-Balancing Program. In addition, a Policyowner may only reduce his or her allocation to the GPA by up to 25% once each Policy Year under the Program. Re-balancing will only be made on a quarterly basis on the Monthly Calculation Date. The effective date of the first automated re-balancing will be the first Monthly Calculation Date after the request is received by the Home Office. If the request is received before the end of the Free Look Period, the effective date of the first re-balancing will be coincident with the end of this Period. Automated Account Re-Balancing is not subject to the restrictions on transfers from the GPA to the Separate Account. (For details see "Transfers.") Policyowners who utilize Automated Account Re-Balancing may not simultaneously utilize Automated Account Value Transfers.

Automated Account Value Transfer. Automated Account Value Transfer permits the Policyowner to specify transfers of a specific dollar amount or a whole-number percentage of a Division's Account Value to be transferred monthly from that Division to any combination of Divisions and the GPA. Automated Account Value Transfers are not available from more than one Division or from the GPA. This process is considered one transfer per Policy Year.

The main objective of Automated Account Value Transfer is to shield the Policyowner's investment from short term price fluctuations. Theoretically, a lower than average cost per unit may or may not be achieved over the long term. This plan of investing allows investors to take advantage of market fluctuations but does not assure a profit or protect against a loss in declining markets.

Automated Account Value Transfer can be started, changed or canceled at any time. Transfers will only be made on a monthly basis on the Monthly Calculation Date. The effective date of the first automated transfer will be the first Monthly Calculation Date after the request is received by the Home Office. If the request is received before the end of the Free Look Period, the effective date of the first automated transfer will be coincident with the end of this Period.

Transfers will occur automatically. The Policyowner will specify the specific dollar amounts or whole-number percentages to be transferred and the Division from which the transfers will be made, the Division(s) and/or GPA to which the automated transfer is to be made and the number of months during which transfers will continue.

If the value of the Division from which transfers are being made falls below the total transfer amount, the remaining value in that Division will be transferred to the designated receiving Division(s) and/or GPA and no more automated transfers will be processed. Automated Account Value Transfer is subject to the restrictions on transfers from the GPA to the Separate Account. (For details see "Transfers.") Policyowners who utilize Automated Account Value Transfers may not simultaneously utilize Automated Account Re-Balancing.

Investment Return. The investment return of a Policy is based on:

The Account Value held in each Division for that Policy; and

The investment experience of each Division as measured by its actual net rate of return; and

The interest rate credited on Account Values held in the GPA.

The investment experience of a Division reflects increases or decreases in the net asset value of the shares of the underlying Fund, any dividend or capital gains distributions declared by the Fund, and any charges against the assets of the Division. This investment experience is determined each day on which the net asset value of the underlying Fund is determined that is, on each Valuation Date. The actual net rate of return for a Division measures the investment experience from the end of one Valuation Date to the end of the next Valuation Date.

Cash Surrender Value. The Policy may be surrendered for its full Cash Surrender Value at any time while the Insured is living and while the Policy is in force. Unless a later effective date is selected, surrender is effective on the date We receive the Policy and a written request in proper form at our Home Office. The Policy and a written request for surrender are deemed received on the date on which they are received by mail in proper form at

MassMutual's Home Office. If, however, the date on which they are received is not a Valuation Date, or if they are received other than through the mail after a Valuation Time, they are deemed received on the next Valuation Date. The full Cash Surrender Value is the Account Value less any outstanding Policy Debt.

Withdrawals. Subject to certain conditions, after the Policy has been in force for six months a Policyowner can make a Withdrawal from the Policy on any Monthly Calculation Date by sending a written request to our Home Office. The minimum amount of a Withdrawal is $500 (before deducting the withdrawal charge); the maximum amount is the Cash Surrender Value minus an amount equal to one plus the number of Monthly Calculation Dates remaining in Your Modal Term multiplied by Your most recent Monthly Deduction. The amount of the Withdrawal is deducted from the Policy's Account Value at the end of the Valuation Period applicable to the Monthly Calculation Date on which the Withdrawal is made. The Policyowner must specify the GPA or the Division(s) from which the Withdrawal is to be made. The withdrawal amount attributable to a Division or the GPA may not exceed the non-loaned Account Value of that Division or GPA. A Withdrawal from the GPA may not exceed an amount equal to one plus the number of Monthly Calculation Dates remaining in Your Modal Term multiplied by Your most recent Monthly Deduction. A withdrawal charge equal to the lesser of 2.0% of the Withdrawal or $25.00, is deducted from each Withdrawal. The Account Value will automatically be reduced by the amount of the Withdrawal. The Selected Face Amount of the Policy will be reduced as needed to prevent an increase in the amount of insurance which requires a charge, unless satisfactory evidence of insurability is provided to MassMutual. Withdrawals may have tax consequences. (For details see "FEDERAL INCOME TAX CONSIDERATIONS" - "Policy Proceeds," "Premiums and Loans.")

Policy Loan Privilege

The Policy provides a loan privilege which becomes effective six months after the Policy Date. After such effective date, loans can be made on the Policy at any time while the Insured is living. The maximum loan is an amount equal to: 1) 90% of Your Account Value at the time of the loan; less 2) any outstanding Policy Debt before the new loan; less 3) interest on the loan being made and on other outstanding loan(s) to Your next Policy Anniversary Date; less 4) an amount equal to one plus the number of Monthly Calculation Dates remaining in Your Modal Term multiplied by Your most recent Monthly Deduction. The Policy must be properly assigned as collateral for the loan. (The maximum loan amount may be different if required by state law.)

Source of Loan. The loan amount requested is taken from the Divisions and the GPA (excluding Policy Debt plus an amount equal to one plus the number of Monthly Calculation Dates remaining in Your Modal Term multiplied by Your most recent Monthly Deduction) in proportion to the non-loaned Account Value of each on the date of the loan. Shares taken from the Divisions are liquidated and the resulting dollar amounts are transferred to the GPA. We may delay the granting of any loan attributable to the GPA for up to six months. We may also delay the granting of any loan attributable to the Separate Account during any period that the New York Stock Exchange (or its successor) is closed except for normal weekend and holiday closings, or trading is restricted, or the Securities and Exchange Commission (or its successor) determines that an emergency exists, or the Securities and Exchange Commission (or its successor) permits Us to delay payment for the protection of our policy owners.

If Loans Exceed the Policy Account Value. Policy Debt (which includes accrued interest) must not equal or exceed the Account Value under the Policy. If this limit is reached, We may terminate the Policy. To terminate for this reason We will notify the Policyowner in writing. This notice states the amount necessary to bring the Policy Debt back within the limit. If We do not receive a payment within 30 days after the date We mailed the notice, the Policy terminates without value at the end of those 30 days.

Termination of a policy under these circumstances could cause the Policyowner to recognize gross income in the amount of any excess of the Policy Debt over the sum of the Policyowner's previously unrecovered premium payments.

Interest. The Employer elects either a fixed loan interest rate or, where permitted, an adjustable loan interest rate to apply to the Policies. All Certificates issued to the same group will have the same fixed or variable loan interest rate. The fixed loan interest rate is 6% per year. When an adjustable rate has been selected, MassMutual sets the rate each year that will apply for the next Policy Year. The maximum rate is based on the monthly average of the composite yield on seasoned corporate bonds as published by Moody's Investors Service or, if it is no longer published, a substantially similar average. The maximum rate is the published monthly average for the calendar month ending two months before the Policy Year begins, or 5%, whichever is higher. If the maximum limit is not at least 1/2% higher than the rate in effect for the previous year, We will not increase the rate. If the maximum limit is at least 1/2% lower than the rate in effect for the previous year, We will decrease the rate.

Interest accrues daily and becomes part of the Policy Debt as it accrues. It is due on each Policy Anniversary. If not paid when due, the interest will be added to the loan and, as part of the loan, will bear interest at the same rate. Any interest capitalized on a Policy Anniversary will be treated the same as a new loan and will be taken from the Divisions and the GPA in proportion to the non-loaned Account Value in each. The inclusion of unpaid interest to outstanding Policy Debt may result in tax consequences upon surrender or lapse of the Policy. (For details see "FEDERAL INCOME TAX CONSIDERATIONS - Policy Proceeds, Premiums and Loans.")

Repayment. All or part of any Policy Debt may be repaid at any time while the Insured is living and while the Policy is in force. Any repayment results in the transfer of values equal to the repayment from the loaned portion of the GPA to the non-loaned portion of the GPA and the applicable Division(s). The transfer is made in proportion to the non-loaned value in each Division at the time of repayment. If the loan is not repaid, We deduct the amount due from any amount payable from a full surrender or upon the death of the Insured.

Interest on Loaned Value. The amount equal to any outstanding Policy loans is held in the GPA and is credited with interest at a rate which is the greater of 3% and the Policy loan rate less a MassMutual declared charge (currently 0.75%, guaranteed not to exceed a maximum of 1.25%) for expenses and taxes.

Effect of Loan. A Policy loan affects the Policy since the Death Benefit and Cash Surrender Value under a Policy are reduced by the amount of the loan. Repayment of the loan increases the Death Benefit and Cash Surrender Value under the Policy by the amount of the repayment.

As long as a loan is outstanding, a portion of the Policy's Account Value equal to the loan is held in the GPA. This amount is not affected by the Separate Account's investment performance. The Account Value is also affected because the portion of the Account Value equal to the Policy loan is credited with an interest rate declared by MassMutual rather than a rate of return reflecting the investment performance of the Separate Account. If the Policy is surrendered with outstanding Policy Debt, tax consequences may result. (For details see "FEDERAL INCOME TAX CONSIDERATIONS - Policy Proceeds, Premiums and Loans.")

Free Look Provision

The Certificate owner may cancel the Certificate within 10 days (or longer if required by state law) after the owner has received the Certificate. The election of the variable account rider does not increase or decrease the duration of this Free Look Period. If the Certificate owner chooses to cancel the Certificate within the Free Look Period, the owner should mail or deliver the Certificate and Certificate delivery receipt (if applicable) either to MassMutual or to the agent who sold the Certificate or to one of our agency offices. If the Certificate is canceled in this fashion, a refund will be made to the owner. The refund equals either: 1) the Account Value plus any Premium Deduction(s) and Monthly Deduction(s) reduced by any amounts borrowed or withdrawn; or, where required by state law, 2) all premiums paid, reduced by any amounts borrowed or withdrawn. During the Free Look Period, the initial Net Premium We receive under Certificates to which a variable rider has been added will be allocated to the Guaranteed Principal Account. If You elect the variable account rider after the Free Look Period applicable to Your Policy has expired, the Net Premiums You pay will be allocated among the Guaranteed Principal Account and the Divisions of the Separate Account in accordance with Your instructions.

Exchange Privilege

The Policyowner may transfer the entire Account Value held in the Separate Account to the GPA at any time. The transfer will take effect when We receive a written request, signed by the Policyowner.

Your Voting Rights

As long as the Separate Account continues to operate as a unit investment trust under the Investment Company Act of 1940, as amended, the Policyowner is entitled to give instructions as to how shares of the Funds held in the Separate Account (or other securities held in lieu of such shares) deemed attributable to the Policy shall be voted at meetings of shareholders of the Funds or the Trusts. Those persons entitled to give voting instructions are determined as of the record date for the meeting.

The number of shares of the Funds held in the Separate Account deemed attributable to the Policy during the lifetime of the Insured are determined by dividing the Policy's Account Value held in each Division, if any, by $100.00.

Policyowners receive proxy material and a form with which such instructions may be given. Shares of the Funds held by the Separate Account, and attributable to the Policies, to which no effective instructions have been received are voted for or against any proposition in the same proportion as the shares as to which instructions have been received. We reserve the right to vote shares of the Funds not attributable to the Policies in Our discretion to the extent allowed by applicable law.

Our Rights

We reserve the right to take certain actions in connection with our operations and the operations of the Separate Account. These actions will be taken in accordance with applicable laws (including obtaining any required approval of the Securities and Exchange Commission). If necessary, We will seek approval by Policyowners.

Specifically, We reserve the right to:

 .   Create new segments of the Separate Account;

 .   Create new Separate Accounts;

 .   Combine any two or more Separate Accounts;

 .   Make  available  additional  Divisions  investing  in
    additional investment companies;

 .   Substitute or merge two or more Divisions or Separate
    Accounts;

 .   Eliminate one or more Divisions;

 .   Invest the assets of the Separate Account in securities
    other than shares of the Funds as a substitute for such shares already purchased or as the securities to be purchased in the future;

 .   Operate the Separate Account as a management investment company under the
    Investment Company Act of 1940, as amended, or in any other form permitted by law; and

 .   De-register the Separate Account under the Investment Company Act of 1940, as amended, in the event such registration is no longer required.

MassMutual also reserves the right to change the name of the Separate Account.

We have reserved all rights to the name MassMutual and Massachusetts Mutual Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but We may also withdraw this right.

                  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

-------------------------------------------------------------------------------------------------------------------
Name and Position                   Principal Occupation(s) During Past Five Years
-------------------------------------------------------------------------------------------------------------------
Roger G. Ackerman, Director         Chairman and Chief Executive Officer, since 1996, President and Chief Operating
One Riverfront Plaza, HQE 2         Officer, 1990-1996, Corning, Inc.
Corning, NY 14831
-------------------------------------------------------------------------------------------------------------------
James R. Birle, Director            Chairman, since 1997, and Founder, since 1994, President, 1994-1997, Resolute
2 Soundview Drive                   Partners, LLC; General Partner, Blackstone Group, 1988-1994
Greenwich, CT 06836
-------------------------------------------------------------------------------------------------------------------
Gene Chao, Director                 Chairman, President and CEO, Computer Projections, Inc., since 1991
733 SW Vista Avenue
Portland, OR 97205
-------------------------------------------------------------------------------------------------------------------
Patricia Diaz Dennis, Director      Senior Vice President and Assistant General Counsel, SBC Communications Inc.,
175 East Houston, Room 4-A-70       since 1995: Special Counsel, Sullivan & Cromwell, 1993-1995; Assistant
San Antonio, TX 78205               Secretary of State for Human Rights and Humanitarian Affairs, U.S. Department
                                    of State, 1992-1993
-------------------------------------------------------------------------------------------------------------------
Anthony Downs, Director             Senior Fellow, The Brookings Institution, since 1977
1775 Massachusetts Ave., N.W.
Washington, DC 20036-2188
-------------------------------------------------------------------------------------------------------------------
James L. Dunlap, Director           President and Chief Operating Officer, United Meridian Corporation, since 1996;
1201 Louisiana, Suite 1400          Senior Vice President, Texaco, Inc. 1987-1996
Houston, TX 77002-5603
-------------------------------------------------------------------------------------------------------------------
William B. Ellis, Director          Senior Fellow, Yale University School of Forestry and Environmental Studies,
31 Pound Foolish Lane               since 1995;  Chairman and Chief Executive Officer, Northeast Utilities, 1983-
Glastonbury, CT 06033               1995
-------------------------------------------------------------------------------------------------------------------
Robert M. Furek, Director           Chairman, State Board of Trustees for the Hartford School System, since 1997;
1 State Street, Suite 2310          President and Chief Executive Officer, Heublein, Inc., 1987-1996
Hartford, CT 06103
-------------------------------------------------------------------------------------------------------------------
Charles K. Gifford, Director        Chairman and Chief Executive Officer, since 1995, and President, 1989-1995,
100 Federal Street                  BankBoston, N.A. and Chairman, since 1998, and Chief Executive Officer, since
Boston, MA 02110                    1985, BankBoston Corporation
-------------------------------------------------------------------------------------------------------------------
William N. Griggs, Director         Managing Director, Griggs & Santow, Inc., since 1983
75 Wall Street, 20th Floor
New York, NY 10005
-------------------------------------------------------------------------------------------------------------------
George B. Harvey, Director          Retired Chairman, President and CEO, Pitney Bowes, since 1996
One Landmark Square
Suite 1905, 19th Floor
Stamford, CT 06901
-------------------------------------------------------------------------------------------------------------------
Barbara B. Hauptfuhrer, Director    Director of various corporations, since 1972
1700 Old Welsh Road
Huntingdon Valley, PA 19006
-------------------------------------------------------------------------------------------------------------------
Sheldon B. Lubar, Director          Chairman, Lubar & Co. Incorporated, since 1977
700 North Water Street, Suite 1200
Milwaukee, WI 53202
-------------------------------------------------------------------------------------------------------------------
William B. Marx, Jr., Director      Retired Senior Executive Vice President, Lucent Technologies, since 1996;
5 Peacock Lane                      Executive Vice President and CEO Multimedia Products Group, AT&T, 1994-1996;
Village of Golf, FL 33436,5299      Executive Vice President and CEO, Network Systems Group, 1993-1994; Group
                                    Executive and President, AT&T Network Systems, 1989-1993
-------------------------------------------------------------------------------------------------------------------
John F. Maypole, Director           Managing Partner, Peach State Real Estate Holding Company, since 1998
55 Sandy Hook Road - North
Sarasota, FL 34242
-------------------------------------------------------------------------------------------------------------------
John J. Pajak, Director, President  President and Chief Operating Officer, since 1996, Vice Chairman and Chief
and Chief Operating Officer         Administrative Officer, 1996-1996, Executive Vice President, 1987-1996,
1295 State Street                   MassMutual
Springfield, MA 01111
-------------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------------------------
 Thomas B. Wheeler, Director, Chairman     Chairman and Chief Executive Officer, since 1996, President and Chief Executive
 and Chief Executive Officer               Officer, 1988-1996, MassMutual
 1295 State Street
 Springfield, MA 01111
----------------------------------------------------------------------------------------------------------------------------------
 Alfred M. Zeien, Director                 Chairman and Chief Executive Officer, The Gillette Company, since 1991
 Prudential Tower
 Boston, MA 02199
 ----------------------------------------------------------------------------------------------------------------------------------

 Executive Vice Presidents:

----------------------------------------------------------------------------------------------------------------------------------
 Lawrence V. Burkett, Jr.                  Executive Vice President and General Counsel, since 1993, Senior Vice President and
 1295 State Street                         Deputy General Counsel, 1992-1993, MassMutual
 Springfield, MA 01111
----------------------------------------------------------------------------------------------------------------------------------
 Peter J. Daboul                           Executive Vice President and Chief Information Officer, since 1997, Senior Vice
 1295 State Street                         President, 1990-1997, MassMutual
 Springfield, MA 01111
----------------------------------------------------------------------------------------------------------------------------------
 John B. Davies                            Executive Vice President, since 1994, Associate Executive Vice President, 1994-1994,
 1295 State Street                         General Agent, 1982-1993, MassMutual
 Springfield, MA 01111
----------------------------------------------------------------------------------------------------------------------------------
 Daniel J. Fitzgerald                      Executive Vice President, since 1994, Corporate Financial Operations, 1994-1997,
 1295 State Street                         Senior Vice President, 1991-1994
 Springfield, MA 01111
----------------------------------------------------------------------------------------------------------------------------------
 James E. Miller                           Executive Vice President, since 1997 and 1987-1996, MassMutual; Senior Vice
 1295 State Street                         President, UniCare Life and Health Insurance Company, 1996-1997
 Springfield, MA 01111
----------------------------------------------------------------------------------------------------------------------------------
 John V. Murphy                            Executive Vice President, since 1997, MassMutual; Executive Vice President and
 1295 State Street                         Chief Operating Officer, David L. Babson & Co., Inc., 1995-1997; Chief Operating
 Springfield, MA 01111                     Officer, Concert Capital Management, Inc., 1993-1995; Senior Vice President and
                                           Chief Financial Officer, Liberty Financial Companies, 1977-1993
----------------------------------------------------------------------------------------------------------------------------------
 Gary E. Wendlandt                         Executive Vice President and Chief Investment Officer, since 1993, Executive Vice
 1295 State Street                         President, 1992-1993, MassMutual
 Springfield, MA 01111
----------------------------------------------------------------------------------------------------------------------------------
 Joseph M. Zubretsky                       Executive Vice President and Chief Financial Officer, since 1997, MassMutual; Chief
 1295 State Street                         Financial Officer, 1996, HealthSource; Coopers & Lybrand, 1990-1996
 Springfield, MA 01111
----------------------------------------------------------------------------------------------------------------------------------


The Guaranteed Principal Account

Because of the exemptive and exclusionary provisions, interests in MassMutual's general account (which include interests in the Guaranteed Principal Account) are not registered under the Securities Act of 1933 and the general account is not registered as an investment company under the Investment Company Act of 1940, as amended. Accordingly, neither the general account nor any interests therein are subject to the provisions of these Acts, and MassMutual has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in the Prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

A Policyowner may allocate or transfer all or part of the Net Premium to the GPA, and such amounts shall become part of MassMutual's general account assets. The allocation or transfer of amounts to the GPA does not entitle a Policyowner to share in the investment experience of those assets. Instead, MassMutual guarantees that those amounts allocated to the GPA which are in excess of any Policy loans will accrue interest daily at a minimum effective annual rate equal to 3%. For amounts equal to any Policy loans, the guaranteed rate is the greater of: (a) 3%; and (b) the Policy loan rate less a MassMutual declared charge for expenses and taxes. This charge is currently 0.75% and will not exceed 1.25%. Although MassMutual is not obligated to credit interest at a rate higher than this minimum, it may declare a higher rate applicable for such periods as it deems appropriate. Upon request, MassMutual will inform Policyowners of the then applicable rate. Since MassMutual takes into account the need to provide for its expenses and guarantees, the crediting rate declared by MassMutual shall be net of charges it imposes against the earnings of the GPA.

Federal Income Tax Considerations

The ultimate effect of federal income taxes on values under this Policy and upon the economic benefit to the Policyowner or Beneficiary depends on MassMutual's tax status and upon the tax status of the individual concerned. The discussion contained herein is general in nature and is not an exhaustive discussion of all tax questions that might arise under the Policies, and is not intended as tax advice. Moreover, no representation is made as to the likelihood of continuation of current federal income tax laws and Treasury Regulations or of the current interpretations of the Internal Revenue Service. MassMutual reserves the right to make changes in the Policy to assure that it continues to qualify as life insurance for tax purposes. For complete information on federal and state tax considerations, a qualified tax adviser should be consulted. No attempt is made to consider any applicable state or other tax laws.

MassMutual - Tax Status. MassMutual is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986 (the "Code"). The Separate Account is not a separate entity from MassMutual and its operations form a part of MassMutual.

Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining Account Values. The investment income and realized capital gains are automatically applied to increase book reserves associated with the Policies. Under existing federal income tax law, the Separate Account's investment income, including net capital gains, is not taxed to MassMutual to the extent applied to increase reserves associated with the Policies. The reserve items taken into account at the close of the taxable year for purposes of determining net increases or net decreases must be adjusted for tax purposes by subtracting any amount attributable to appreciation in the value of assets or by adding any amount attributable to depreciation. MassMutual's basis in the assets underlying the Separate Account's Policies will be adjusted for appreciation or depreciation, to the extent the reserves are adjusted. Thus, corporate level gains and losses, and the tax effect thereof, are eliminated.

Due to MassMutual's current tax status, no charge is made to the Separate Account for MassMutual's federal income taxes that may be attributable to the Separate Account. Periodically, MassMutual reviews the question of a charge to the Separate Account for MassMutual's federal income taxes. A charge may be made for any federal income taxes incurred by MassMutual that are attributable to the Separate Account. Depending on the method of calculating interest on Policy values allocated to the Guaranteed Principal Account (see preceding section), a charge may be imposed for the Policy's share of MassMutual's federal income taxes attributable to that account.

Under current state laws, MassMutual may incur state and local taxes (in addition to premium taxes). At present, these taxes are not significant. If there is a material change in state or local tax laws, MassMutual reserves the right to charge the Separate Account for such taxes, if any, attributable to the Separate Account.

Policy Proceeds, Premiums, and Loans. MassMutual believes that the Policy meets the statutory definition of life insurance under Code Section 7702 and hence receives the same tax treatment as that accorded to fixed benefit life insurance. Thus, the Death Benefit under the Policy is generally excludable from the gross income of the Beneficiary under Section 101(a)(1) of the Code. As an exception to this general rule, where a Policy has been transferred for value, only the portion of the Death Benefit which is equal to the total consideration paid for the Policy may be excluded from gross income. The Policyowner is not deemed to be in constructive receipt of the cash values, including increments thereon, under the Policy until a full surrender or Withdrawal is made.

Upon a full surrender of a Policy for its Cash Surrender Value the Policyowner may recognize ordinary income for federal tax purposes. Ordinary income is computed to be the amount by which the Account Value, unreduced by any outstanding Policy Debt (which may include unpaid interest), exceeds the premiums paid but not previously recovered and any other consideration paid for the Policy.

Decreases in Selected Face Amount and Withdrawals may be taxable depending on the circumstances. Code Section 7702(f)(7) provides that where a reduction of future benefits occurs during the first 15 years after a Policy is issued and where there is a cash distribution associated with that reduction, the Policyowner may be taxed on all or part of the amount distributed. After 15 years, such cash distributions are not subject to federal income tax, except to the extent they exceed the total amount of premiums paid but not previously recovered. Where the provisions of Code Section 7702(f) do not cause a taxable event, a Withdrawal is taxable only to the extent that it exceeds the Policyowner's as yet unrecovered premium contributions. MassMutual suggests that a Policyowner consult with his or her tax adviser in advance of a proposed decrease in Selected Face Amount or Withdrawal as to the portion, if any, which would be subject to federal income tax.

A change of Policyowner or the Insured or an exchange or assignment of the Policy may have tax consequences depending on the circumstances.

MassMutual also believes that under current law any loan received under the Policy will be treated as Policy Debt of a Policyowner, and that no part of any loan under a Policy will constitute income to the Policyowner. Under the "personal" interest limitation provisions of the Code, interest on Policy loans used for personal purposes, which otherwise meet the requirements of Code
Section 264, will no longer be tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See a tax adviser for further guidance.

If the Policy is owned by a business or corporation, the

Code may impose additional restrictions. The Act limits the interest deduction available for loans against a business- owned Policy. It imposes an indirect tax upon the inside build-up of gain in corporate-owned life insurance policies by way of the corporate alternative minimum tax, for those corporations subject to the alternative minimum tax. The corporate alternative minimum tax could also apply to a portion of the amount by which Death Benefits received exceed the Policy's date of death cash value.

Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policyowner or Beneficiary.

For complete information on the impact of changes with respect to the Policy and federal and state tax considerations, a qualified tax adviser should be consulted.

MassMutual makes no guarantee regarding the future tax treatment of any Policy.

Modified Endowment Contracts. Contrary to the rules described above, loans, collateral assignments, withdrawals, and other amounts distributed under a "modified endowment contract" are taxable to the extent of any accumulated income in the Policy. In general, the amount which may be subject to tax is the excess of the Account Value (both loaned and unloaned) over the previously unrecovered premiums paid. Death benefits paid under a modified endowment contract, however, are not taxed any differently from death benefits payable under other life insurance contracts.

A Policy is a modified endowment contract if it satisfies the definition of life insurance set out in the Internal Revenue Code, but fails the additional "7-pay test." A Policy fails this test if the accumulated amount paid under the contract at any time during the first seven contract years exceeds the total premiums that would have been payable under a policy providing for guaranteed benefits upon the payment of seven level annual premiums. A Policy which would otherwise satisfy the 7-pay test will still be taxed as a modified endowment contract if it is received in exchange for a modified endowment contract.

Certain changes will require a Policy to be re-tested to determine whether it has become a modified endowment contract. For example, a reduction in death benefits during the first seven contract years will cause the Policy to be re-tested as if it had originally been issued with the reduced death benefit. If the premiums actually paid into the Policy exceed the limits under the 7-pay test for a policy with the reduced death benefit, the Policy will become a modified endowment contract. This change is effective retroactively to the contract year in which the actual premiums paid exceed the new 7-pay limits.

In addition, a "material change" occurring at any time while the Policy is in force will require the policy to be re-tested to determine whether it continues to meet the 7-pay test.

A material change starts a new 7-pay test period. The term "material change" includes many increases in death benefits. A material change does not include an increase in death benefits which is attributable to the payment of premiums necessary to fund the lowest level of death benefits payable during the first seven contract years, or which is attributable to the crediting of interest or dividends with respect to such premiums.

Since the Policy provides for flexible premium payments, We will carefully monitor the Policy to determine whether increases in death benefits or additional premium payments cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premium payments will be considered.

If any amount is taxable as a distribution of income under a modified endowment contract, it will also be subject to a 10% penalty tax. Limited exceptions from the additional penalty tax are available for individual Policyowners. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer. For complete information with respect to modified endowment contract status, particularly where a Policy is owned by other than an individual Policyowner, a qualified tax adviser should be consulted.

Once a Policy fails the 7-pay test, loans, collateral assignments, withdrawals, and other distributions occurring in the year of failure and thereafter become subject to the rules for modified endowment contracts. In addition, a recapture provision applies to loans and all other distributions received in anticipation of failing the 7-pay test. Any distribution or loan made within two years prior to failing the 7-pay test is considered to have been made in anticipation of the failure.

Under certain circumstances, a loan or other distribution under a modified endowment contract may be taxable even though it exceeds the amount of income accumulated in the Policy. For purposes of determining the amount of income received from a modified endowment contract, the law requires the aggregation of all modified endowment contracts issued to the same Policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such Policy are taxable to the extent of the income accumulated in all the contracts required to be aggregated.

Diversification Standards. To comply with final regulations under Code Section 817(h) ("Final Regulations"), each Fund or Portfolio of the MML Trust, Oppenheimer Trust, and Panorama Fund is required to diversify its investments. The Final Regulations generally require that on the last day of each quarter of a calendar year no more than 55% of the value of a Trust's assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. A "look-through" rule applies to treat a pro-rata portion of each asset of the Trust as an asset of the Separate Account. All securities of the same issuer are treated as a single investment. Each Government agency or instrumentality, however, is treated as a separate issuer.

With respect to variable life insurance contracts, the general diversification requirements are modified if any of the assets of the Separate Account are direct obligations of the United States Treasury. In this case, there is no limit on the investment that may be made in United States Treasury Securities, and for purposes of determining whether assets other than United States Treasury Securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the Separate Account's investment in United States Treasury Securities. Notwithstanding this modification of the general diversification requirements, the Funds of the Trusts will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts which must comply with the general standards.

In connection with the issuance of the temporary regulations prior to the Final Regulations, the Treasury announced that such temporary regulations did not provide guidance concerning the extent to which Policyowners may direct their investments to particular divisions of a separate account. Regulations in this regard were not issued in connection with the Final Regulations, however. It is not clear, at this time, what future regulations might provide. It is possible that if future regulations are issued, the Policy may need to be modified to comply with such regulations. For these reasons, MassMutual reserves the right to modify the Policy, as necessary, to prevent the Policyowner from being considered the owner of the assets of the Separate Account.

MassMutual intends to comply with the Final Regulations to assure that the Policy continues to qualify as life insurance for federal income tax purposes.

Additional Provisions Of The Policy

Paid-up Policy Date. The Paid-up Policy Date is the Policy Anniversary Date after the Insured's 100th birthday. On this Date and at all times thereafter, the Selected Face Amount will equal the Account Value, and the Death Benefit Option will be Death Benefit Option A. As of this Date, the charge for cost of insurance will be equal to $0 and premium payments will no longer be accepted. The Policy does not lapse after the Paid-up Policy Date. The payment of planned Policy premiums does not guarantee that the Policy will continue in force to the Paid-up Policy Date.

Reinstatement Option. For a period of five (5) years after termination, a Policyowner can request that We reinstate the Policy during the Insured's lifetime. We will not reinstate the Policy if it has been returned for its Cash Surrender Value. Note that a termination or reinstatement may cause the Policy to become a modified endowment contract.

Before We will reinstate the Policy, We must receive the following:

 .   A premium payment equal to the amount necessary to produce an Account Value equal to 3 times the Monthly Deduction for the Policy on the Monthly Calculation Date on or next following the date of reinstatement;

 .   Evidence of insurability satisfactory to us; and

 .   Where necessary, a signed acknowledgment that the Policy has become a modified endowment contract.

If We do reinstate the Policy, the Selected Face Amounts for the reinstated Policy will be the same as it would have been if the Policy had not terminated.

Payment Options. All or part of the Death Benefit or Cash Surrender Value may be taken in cash or as a series of level payments. Proceeds applied will no longer be affected by the investment experience of the Divisions or the GPA.

To receive payments, the proceeds to be applied must be at least $2,000. If the payments under any option are less than $20 each, We reserve the right to make payments at less frequent intervals or to make a lump sum payment in satisfaction of Our obligation. Payment options are as described below.

Fixed Amount Payment Option. Each monthly payment is for an agreed fixed amount not less than $10 for each $1,000 applied under the option. Interest of at least 3% per year is credited each month on the unpaid balance and added to it. Payments continue until the amount We hold runs out.

Fixed Time Payment Option. Equal monthly payments are made for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected and the interest rate We credit to the unpaid balance. This interest rate will not be less than 3% per year.

Interest Payment Option. We hold amounts applied under this option and pay interest on the unpaid balance of at least 3% per year.

Lifetime Payment Option. Equal monthly payments are based on the life of a named person. Payments continue for the lifetime of that person. Three variations are available:

 .   Payments for life only;

 .   Payments guaranteed for five, ten or twenty years; or

 .   Payments guaranteed for the amount applied.

Joint Lifetime Payment Option. Equal monthly payments are based on the lives of two named persons. While both named persons are living, one payment is made each month. When one of the named persons dies, the same payment continues for the lifetime of the other. Two variations are available:

 .   Payments guaranteed for 10 years; and

 .   Payment for two lives only. No specific number of payments is guaranteed.
    Under this option there may be one payment if the two named persons die prior to the second payment.

Joint Lifetime Payment Option with Reduced Payments. Monthly payments are based on the lives of two named persons. While both named persons are living, one payment will be made each month. When one dies, payments are reduced by one-third and will continue for the lifetime of the other.

Withdrawal Rights under Payment Options. If provided in the payment option election, all or part of the unpaid balance may be withdrawn or applied under any other option. Payments which are based on a named person's life may not be withdrawn.

Beneficiary. A Beneficiary is any person named on our records to receive insurance proceeds after the Insured dies. A Policyowner names the Beneficiary when he or she or it applies for the Policy. There may be different classes of beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one Beneficiary in a class.

Any Beneficiary may be named an irrevocable beneficiary. An irrevocable beneficiary is one whose consent is needed to change that Beneficiary. The consent of any irrevocable beneficiary is needed to exercise any Policy right except the right to:

 .   Change the frequency of premium payments.

 .   Change the premium payment plan.

 .   Reinstate the Policy after termination.

If no Beneficiary is living when the Insured dies, unless provided otherwise, the Death Benefit is paid to the Policyowner or, if deceased, the Policyowner's estate.

Changing the Policyowner or Beneficiary. The Policyowner or any Beneficiary may be changed during the Insured's lifetime by writing to our Home Office. The change takes effect as of the date of the request, even if the Insured dies before We receive it. Each change is subject to any payment We made or other action by MassMutual prior to receipt of the request.

Assignment. The Policy may be assigned as collateral for a loan or other obligation, subject to any outstanding Policy Debt. We will not effectuate the assignment unless We receive a signed copy of it at our Home Office and We consent to the assignment. We are not responsible for the validity of any assignment.

Any amounts due to an assignee of the Policy which is assigned will be paid in one sum.

Dividends. Each year MassMutual determines the divisible surplus, or the money available to pay dividends. Each Policy may receive a dividend based upon its contribution to this divisible surplus. MassMutual does not expect that any dividends will be paid under the Policies.

Any dividend will be payable on the Policy Anniversary Date.

If the Insured dies after the first Policy Year, the Death Benefit includes a pro-rata share of any dividend allocated to the Policy for the year death occurs.

Limits on Our Right to Challenge the Policy. We cannot contest the validity of a Certificate after it has been in force during the lifetime of the Insured for a period of two years or a different period if required by state law from its Issue Date. This same two year period applies to any increase in the Selected Face Amount. After that We cannot contest its validity, except for failure to pay premiums.

Misstatement of Age. If the Insured's date of birth as given in the Enrollment Form is not correct, an adjustment will be made. If the adjustment is made when the Insured dies, the Death Benefit will reflect the amount provided by the most recent mortality charge according to the correct age. If the adjustment is made before the Insured dies, then future Monthly Deductions will be based on the correct age.

Suicide. If the Insured commits suicide within two years (or different period if required by state law) from the Issue Date or an increase in the Selected Face Amount and while the Policy is in force, We pay a limited Death Benefit in one sum to the Beneficiary. The limited Death Benefit is the amount of premiums paid for the Policy, less any Policy Debt or amounts withdrawn.

When We Pay Proceeds. If the Policy has not terminated, payment of the Cash Surrender Value, loan proceeds or the Death Benefit are made normally within 7 days after We receive all required documents in proper form at our Home Office. We can delay payment of the Cash Surrender Value or any Withdrawal from the Separate Account, loan proceeds attributable to the Separate Account, or the Death Benefit during any period that:

It is not reasonably practicable to determine the amount because the New York Stock Exchange (or its successor) is closed, except for normal weekend or holiday closings, or trading is restricted; or

the Securities and Exchange Commission (or its successor) determines that an emergency exists; or

the Securities and Exchange Commission (or its successor) permits Us to delay payment for the protection of our policy owners; or

We are permitted by state law to delay such payment.

We may delay paying any Cash Surrender Value or loan proceeds based on the GPA for up to 6 months from the date the request was received at our Home Office. We can delay payment of the entire Death Benefit if payment is contested. We investigate all death claims arising within the two-year contestable period. Upon receiving the information from a completed investigation, We generally make a determination within five working days as to whether the claim should be authorized for payment. Payments are made promptly after authorization. If payment is delayed for 10 working days or more from the effective date of surrender or Withdrawal, We add interest at the same rate as is paid under the Interest Payment Option for the same period of time (but not less than required by state law). The minimum amount of such interest is $25.

Optional Benefits Obtainable By Rider

This Section is intended to provide only a very brief overview of additional insurance benefits available by rider. For more information, contact Your Employer or Your agent.

Your Employer may chose the following supplemental benefits to be available by Rider under Your Policy.

Waiver of Monthly Charges Rider. With this rider We will waive the Monthly Deduction on each Monthly Calculation Date for at least two years in the event of the Insured's total disability which begins before age 65 and such total disability continues for at least 6 months. The waiver will continue up to the Insured's attained age 65, but in any event will never be less than two years. Your Employer determines whether this Rider becomes available under Your Policy.

Accelerated Benefits Rider. This rider permits part of the proceeds of the Policy to be available before death if the Insured becomes terminally ill. MassMutual will require proof, satisfactory to Us, that the Insured is terminally ill and is not expected to live longer than 12 months prior to activation of the rider. In return for the advanced payment, a lien is established against the Policy, equal to the amount of the accelerated benefit. No interest is charged against the lien. This Rider is available under all Policies.

Accidental Death and Dismemberment Rider. With this rider We will pay a benefit equal to a percentage of the Accidental Death and Dismemberment Rider Face Amount specified in the following table if the Insured dies or becomes dismembered due to accidental causes prior to attaining age 65. The Rider's Selected Face Amount will be the lesser of the Policy's Selected Face Amount or $500,000. Your Employer determines whether this Rider becomes available under Your Policy.

--------------------------------------------------------------------------------
                                                  Percent of
             Loss of Life                         Rider Face
                                                Amount Payable
--------------------------------------------------------------------------------
                Life                                 100
--------------------------------------------------------------------------------
             Both Limbs                              100
--------------------------------------------------------------------------------
             Both Arms                               100
--------------------------------------------------------------------------------
         Sight of Both Eyes                          100
--------------------------------------------------------------------------------
    One Limb and Sight of One Eye                    100
--------------------------------------------------------------------------------
    One Arm and Sight of One Eye                     100
--------------------------------------------------------------------------------
        One Limb or One Arm                           50
--------------------------------------------------------------------------------
         Vision of One Eye                            50
--------------------------------------------------------------------------------

Records And Reports

MassMutual maintains all records and accounts relating to the Separate Account and the GPA. Each year within 30 days after the Policy Anniversary, We will mail to the Policyowner a report showing the Account Value at the beginning of the previous Policy Year, all premiums paid since that time, all additions to and deductions from Account Value during the year, and the Account Value, Death Benefit, Cash Surrender Value and Policy Debt as of the latest Policy Anniversary. This report contains any additional information required by any applicable law or regulation.

Sales And Other Agreements

MML Distributors, LLC ("MML Distributors"), 1414 Main Street, Springfield, MA 01144-1013, a wholly-owned subsidiary of MassMutual is the principal underwriter of the Policy pursuant to an Underwriting and Servicing Agreement to which MML Distributors, MassMutual and the Separate Account are parties. MML Investors Services, Inc. ("MMLISI"), a wholly-owned subsidiary of MassMutual also located at 1414 Main Street, Springfield, MA 01144-1013, serves as the co-underwriter of the Policies. Both MML Distributors and MMLISI are registered with the Securities and Exchange Commission (the "SEC") as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. (the "NASD").

MML Distributors may enter into selling agreements with other broker-dealers which are registered with the SEC and are members of the NASD ("selling brokers"). We sell the Policies through agents who are licensed by state insurance officials to sell the Policies. These agents are also registered representatives of selling brokers or of MMLISI.

When a supplement to the Application requesting one of the Policies is completed, it is submitted to us. We or the selling broker perform suitability review and, in some cases, We perform insurance underwriting. We determine whether to accept or reject the application for the Policy and the Insured's risk classification. If the application is not accepted, We will refund any premium that has been paid.

Both MML Distributors and MMLISI receive compensation for their activities as underwriters of the policies of the Separate Account. MML Distributors does business under different variations of its name; including the name MML Distributors, L.L.C. in the states of Illinois, Michigan, Oklahoma, South Dakota and Washington; and the name MML Distributors, Limited Liability Company in the states of Maine, Ohio and West Virginia.

Commissions Schedule. Agents or selling brokers receive commissions as a percentage of the premium paid. General Agents may also receive compensation as a percentage of premium paid. Commissions paid will not exceed 24% of Modal Term Premiums, plus 3% of premiums paid in excess of the Modal Term Premium, plus 0.20% of the Policy's average annual Variable Account Value.

Agents and General Agents may receive commissions at lower rates on Policies sold to replace existing insurance issued by MassMutual or any of its subsidiaries.

Bonding Arrangement. An insurance company blanket bond is maintained providing $50,000,000 coverage for officers and employees of MassMutual (subject to a $350,000 deductible) and $25,000,000 coverage for MassMutual's general agents and agents (also subject to a $350,000 deductible).

Legal Proceedings

We are currently not involved in any material legal proceedings that adversely impact the Policy.

Experts

The financial statements of the Strategic Group Variable Universal Life segment of the Separate Account and the financial statements of MassMutual included in this Prospectus have been included herein in reliance on the reports of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.

Coopers & Lybrand's report on the statutory financial statements of MassMutual includes explanatory paragraphs relating to the use of statutory accounting practices rather than generally accepted accounting principles.

Actuarial matters in this Prospectus have been examined by John M. Valencia, FSA, MAAA, Assistant Vice President, for MassMutual. His opinion on actuarial matters is filed as an exhibit to the registration statements we filed with the SEC.

Financial Statements

The financial statement of MassMutual and the Strategic GVUL segment of the Separate Account included herein should be considered only as bearing upon the ability of MassMutual to meet its obligations under the Policy.

Report Of Independent Accountants
To the Board of Directors and Policyholders of Massachusetts Mutual Life Insurance Company

We have audited the accompanying statements of assets and liabilities of the MML Equity Index Division, Oppenheimer Money Division, Oppenheimer High Income Division, Oppenheimer Bond Division, Oppenheimer Capital Appreciation Division, Oppenheimer Growth Division, Oppenheimer Multiple Strategies Division, Oppenheimer Global Securities Division, Oppenheimer Strategic Bond Division, Oppenheimer Growth & Income Division, Panorama Total Return Division, Panorama Growth Division, Panorama International Equity Division, Panorama LifeSpan Diversified Income Division, Panorama LifeSpan Balanced Division and Panorama LifeSpan Capital Appreciation Division of the Strategic Group Variable Universal Life Segment of Massachusetts Mutual Variable Life Separate Account I as of December 31, 1997, and the related statement of operations and statements of changes in net assets for the period from October 1, 1997 (Commencement of Operations) through December 31, 1997. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of investments owned as of December 31, 1997, by examination of the records of MML Series Investment Fund, by confirmation with Oppenheimer Variable Account Funds and the Panorama Series Fund, Inc. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the MML Equity Index Division, Oppenheimer Money Division, Oppenheimer High Income Division, Oppenheimer Bond Division, Oppenheimer Capital Appreciation Division, Oppenheimer Growth Division, Oppenheimer Multiple Strategies Division, Oppenheimer Global Securities Division, Oppenheimer Strategic Bond Division, Oppenheimer Growth & Income Division, Panorama Total Return Division, Panorama Growth Division, Panorama International Equity Division, Panorama LifeSpan Diversified Income Division, Panorama LifeSpan Balanced Division and Panorama LifeSpan Capital Appreciation Division of the Strategic Group Variable Universal Life Segment of Massachusetts Mutual Variable Life Separate Account I as of December 31, 1997, the results of their operations and the changes in their net assets for the period from October 1, 1997 (Commencement of Operations) through December 31, 1997, in conformity with generally accepted accounting principles.

                                         Coopers & Lybrand L.L.P.

Springfield, Massachusetts
February 3, 1998

Massachusetts Mutual Variable Life Separate Account I -
Strategic Group Variable Universal Life

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997

                                   MML                  Oppenheimer             Oppenheimer             Oppenheimer  Oppenheimer
                                 Equity     Oppenheimer    High     Oppenheimer   Capital   Oppenheimer   Multiple     Global
                                  Index        Money      Income       Bond     Appreciation   Growth    Strategies  Securities
                                Division     Division    Division    Division     Division    Division    Division    Division
                             -------------- ----------- ---------- ------------- ---------- ----------- -----------  ----------
ASSETS
Investments
 Number of shares (Note 2)               83       1,011         88            86         23           30           58        45
                             ============== =========== ========== ============= ========== ============ ============ =========
 Identified cost (Note 3B)    $       1,000  $    1,011  $   1,017  $      1,015  $   1,000  $     1,000  $     1,009  $  1,000
                             ============== =========== ========== ============= ========== ============ ============ =========
 Value (Note 3A)              $       1,008  $    1,011  $   1,015  $      1,025  $     923  $       975  $       992  $    971
Dividends receivable                     10           2          -             -          -            -            -         -
                             -------------- ----------- ---------- ------------- ---------- ------------ ------------ ---------
   Total assets                       1,018       1,013      1,015         1,025        923          975          992       971

LIABILITIES
Payable to Massachusetts Mutual
  Life Insurance Company                  2           2          2             2          2            2            2         2
                             -------------- ----------- ---------- ------------- ---------- ------------ ------------ ---------
NET ASSETS:                   $       1,016  $    1,011  $   1,013  $      1,023  $     921  $       973  $       990  $    969
                             ============== =========== ========== ============= ========== ============ ============ =========

Net Assets:
Retained in Variable Life
 Separate Account I by
 Massachusetts Mutual Life
  Insurance Company           $       1,016  $    1,011  $   1,013  $      1,023  $     921  $       973  $       990  $    969
                             -------------- ----------- ---------- ------------- ---------- ------------ ------------ ---------
    Net assets                $       1,016  $    1,011  $   1,013  $      1,023  $     921  $       973  $       990  $    969
                             ============== =========== ========== ============= ========== ============ ============ =========

Accumulation units (Note 8)
 Policyowners                             -           -          -             -          -            -            -         -
 Massachusetts Mutual Life
  Insurance Company                   1,000       1,000      1,000         1,000      1,000       1 ,000        1,000     1,000
                             -------------- ----------- ---------- ------------- ---------- ------------ ------------ ---------
    Total units                       1,000       1,000      1,000         1,000      1,000       1 ,000        1,000     1,000
                             ============== =========== ========== ============= ========== ============ ============ =========
NET ASSET VALUE PER
  ACCUMULATION UNIT
  December 31, 1997           $        1.02  $     1.01  $    1.01  $       1.02  $    0.92  $      0.97  $      0.99  $   0.97


                       See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I -
Strategic Group Variable Universal Life

STATEMENT OF ASSETS AND LIABILITIES (Continued)
December 31, 1997


                                                                                                 Panorama                Panorama
                                  Oppenheimer   Oppenheimer                         Panorama     LifeSpan     Panorama    LifeSpan
                                   Strategic    Growth &    Panorama    Panorama  International Diversified   LifeSpan    Capital
                                     Bond        Income   Total Return   Growth      Equity      Income       Balanced  Appreciation
                                   Division     Division    Division    Division     Division     Division    Division    Division
                                  ----------   ----------  ----------  ----------  ----------   ----------   ----------   ----------
ASSETS
Investments
 Number of shares (Note 2)              197           50         500         286         704          870          763          719
                                  ==========   ==========  ==========  ==========  ==========   ==========   ==========   ==========
 Identified cost (Note 3B)         $  1,019     $  1,002    $  1,000    $  1,000    $  1,000     $  1,000     $  1,000     $  1,000
                                  ==========   ==========  ==========  ==========  ==========   ==========   ==========   ==========
 Value (Note 3A)                   $  1,010     $  1,019    $  1,000    $    986    $    958     $  1,026     $    977     $    971
Dividends receivable                      -            -           -           -           -            -            -            -
                                  ----------   ----------  ----------  ----------  ----------   ----------   ----------   ----------
    Total assets                      1,010        1,019       1,000         986         958        1,026          977          971

LIABILITIES
Payable to Massachusetts Mutual
 Life Insurance Company                   2            2           2           2           2            2            2            2
                                  ----------   ----------  ----------  ----------  ----------   ----------   ----------   ----------

NET ASSETS:                        $  1,008     $  1,017    $    998    $    984    $    956     $  1,024     $    975     $    969
                                  ==========   ==========  ==========  ==========  ==========   ==========   ==========   ==========

Net Assets:
Retained in Variable Life
 Separate Account I by
 Massachusetts Mutual Life
 Insurance Company                 $  1,008     $  1,017    $    998    $    984    $    956     $  1,024     $    975     $    969
                                  ----------   ----------  ----------  ----------  ----------   ----------   ----------   ----------

    Net assets                     $  1,008     $  1,017    $    998    $    984    $    956     $  1,024     $    975     $    969
                                  ==========   ==========  ==========  ==========  ==========   ==========   ==========   ==========

Accumulation units (Note 8)
 Policyowners                             -            -           -           -           -            -            -            -
 Massachusetts Mutual Life
    Insurance Company                 1,000        1,000       1,000       1,000       1,000        1,000        1,000        1,000
                                  ----------   ----------  ----------  ----------  ----------   ----------   ----------   ----------
    Total units                       1,000        1,000       1,000       1,000       1,000        1,000        1,000        1,000
                                  ==========   ==========  ==========  ==========  ==========   ==========   ==========   ==========

NET ASSET VALUE PER
 ACCUMULATION UNIT
 December 3l, 1997                 $   1.01     $   1.02    $  1.00    $   0.98    $   0.96     $   1.02     $    0.98     $   0.97



                       See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I -
Strategic Group Variable Universal Life

STATEMENT OF OPERATIONS
For The Period October 1,1997 (Commencement of Operations) Through December 31, 1997

                                      MML                   Oppenheimer
                                     Equity    Oppenheimer      High     Oppenheimer
                                     Index        Money        Income       Bond
                                    Division     Division     Division    Division
                                    --------   -----------    --------   -----------
Investment income
Dividends (Note 3B)                 $     10   $        13    $     18   $        16

Expenses
Mortality and expense risk fees
  (Note 4)                                 2             2           2             2
                                    --------   -----------    --------   -----------

Net investment income (loss)
  (Note 3C)                                8            11          16            14
                                    --------   -----------    --------   -----------

Net realized and unrealized gain
(loss) on investments
Change in net unrealized
appreciation/depreciation
of investments                             8             -          (3)            9
                                    --------   -----------    --------   -----------

Net gain (loss) on investments             8             -          (3)            9
                                    --------   -----------    --------   -----------
Net increase (decrease) in net
assets resulting from operations    $     16   $        11    $     13   $        23
                                    ========   ===========    ========   ===========


                                   Oppenheimer                 Oppenheimer  Oppenheimer
                                     Capital      Oppenheimer    Multiple     Global
                                   Appreciation     Growth      Strategies  Securities
                                    Division       Division      Division    Division
                                    ------------   -----------  -----------  -----------
Investment income
Dividends (Note 3B)                $          -   $         -  $         9  $         -
                                   ------------   -----------  -----------  -----------
Expenses
Mortality and expense risk fees
  (Note 4)                                    2             2            2            2
                                   ------------   -----------  -----------  -----------
Net investment income (loss)
  (Note 3C)                                  (2)           (2)           7           (2)
                                   ------------   -----------  -----------  -----------
Net realized and unrealized gain
(loss) on investments
Change in net unrealized
appreciation/depreciation
of investments                              (77)          (25)         (17)         (29)
                                   ------------   -----------  -----------  -----------

Net gain (loss) on investments              (77)          (25)         (17)         (29)
                                   ------------   -----------  -----------  -----------
Net increase (decrease) in net
assets resulting from operations   $        (79)  $       (27) $       (10) $       (31)
                                   ============   ===========  ===========  ===========

                       See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I -
Strategic Group Variable Universal Life

STATEMENT OF OPERATIONS (Continued)
For The Period October 1, 1997 (Commencement of Operations) Through December 31, 1997


                                      Oppenheimer   Oppenheimer
                                       Strategic      Growth &      Panorama      Panorama
                                          Bond         Income     Total Return     Growth
                                        Division      Division      Division      Division
                                      ------------  ------------  ------------  ------------
Investment income
Dividends (Note 3B)                    $       19    $        3    $        -    $        -

Expenses
Mortality and expense risk fees
 (Note 4)                                       2             2             2             2
                                      ------------  ------------  ------------  ------------

Net investment income (loss)
 (Note 3C)                                     17             1            (2)           (2)
                                      ------------  ------------  ------------  ------------

Net realized and unrealized gain
 (loss) on investments
Change in net unrealized
 appreciation/depreciation
 of investments                                (9)           16             -           (14)
                                      ------------  ------------  ------------  ------------

Net gain (loss) on investments                 (9)           16             -           (14)
                                      ------------  ------------  ------------  ------------

Net increase (decrease) in net
 assets resulting from operations      $        8    $       17    $       (2)   $      (16)
                                      ============  ============  ============  ============


                                                      Panorama                    Panorama
                                        Panorama      LifeSpan      Panorama      LifeSpan
                                      International  Diversified    LifeSpan      Capital
                                         Equity        Income       Balanced    Appreciation
                                        Division      Division      Division      Division
                                      ------------  ------------  ------------  ------------
Investment income
Dividends (Note 3B)                    $        -    $        -    $        -    $        -

Expenses
Mortality and expense risk fees
 (Note 4)                                       2             2             2             2
                                      ------------  ------------  ------------  ------------

Net investment income (loss)
 (Note 3C)                                     (2)           (2)           (2)           (2)
                                      ------------  ------------  ------------  ------------

Net realized and unrealized gain
 (loss) on investments
Change in net unrealized
 appreciation/depreciation
 of investments                               (42)           26           (23)          (29)
                                      ------------  ------------  ------------  ------------

Net gain (loss) on investments                (42)           26           (23)          (29)
                                      ------------  ------------  ------------  ------------

Net increase (decrease) in net
 assets resulting from operations      $      (44)   $       24    $      (25)   $      (31)
                                      ============  ============  ============  ============


                      See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I -
Strategic Group Variable Universal Life

STATEMENT OF CHANGES IN NET ASSETS
For The Period October 1,1997 (Commencement of Operations) Through December 31, 1997

                                               MML                  Oppenheimer
                                             Equity     Oppenheimer     High    Oppenheimer
                                              Index        Money       Income       Bond
                                             Division     Division    Division    Division
                                           ------------ ----------- ----------- ------------
Increase (decrease) in net assets
Operatons:
 Net investment income (loss)               $        8   $      11   $      16   $       14
 Change in net unrealized
  appreciation/depreciation
  of investments                                     8           -          (3)           9
                                           ------------ ----------- ----------- ------------
Net increase (decrease) in net
 assets resulting from operations                   16          11          13           23
                                           ------------ ----------- ----------- ------------

Capital transactions: (Note 8)
 Investment by Massachusetts Mutual
 Life Insurance Company                          1,000       1,000       1,000        1,000
                                           ------------ ----------- ----------- ------------

Net increase in net assets resulting
 from capital transactions                       1,000       1,000       1,000        1,000
                                           ------------ ----------- ----------- ------------
Total increase                                   1,016       1,011       1,013        1,023

NET ASSETS, at beginning of the year                 -           -           -            -
                                           ------------ ----------- ----------- ------------
NET ASSETS, at end of the year              $    1,016   $   1,011   $   1,013   $    1,023
                                           ============ =========== =========== ============

                                          Oppenheimer                  Oppenheimer    Oppenheimer
                                            Capital      Oppenheimer     Multiple       Global
                                         Appreciation      Growth       Strategies    Securities
                                           Division      Division        Division      Division
                                        -------------- --------------- ------------ --------------
Increase (decrease) in net assets
Operatons:
 Net investment income (loss)            $         (2)  $          (2)  $        7   $         (2)
 Change in net unrealized
  appreciation/depreciation
  of investments                                  (77)            (25)         (17)           (29)
                                        -------------- --------------- ------------ --------------
Net increase (decrease) in net
 assets resulting from operations                 (79)            (27)         (10)           (31)
                                        -------------- --------------- ------------ --------------

Capital transactions: (Note 8)
 Investment by Massachusetts Mutual
 Life Insurance Company                         1,000           1,000        1,000          1,000
                                        -------------- --------------- ------------ --------------

Net increase in net assets resulting
 from capital transactions                      1,000           1,000        1,000          1,000
                                        -------------- --------------- ------------ --------------
Total increase                                    921             973          990            969

NET ASSETS, at beginning of the year                -               -            -              -
                                        -------------- --------------- ------------ --------------
NET ASSETS, at end of the year           $        921   $         973   $      990   $        969
                                        ============== =============== ============ ==============

                       See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I -
Strategic Group Variable Universal Life

STATEMENT OF CHANGES IN NET ASSETS (Continued)
For The Period October 1, 1997 (Commencement of Operations) Through December 31, 1997


                                                  Oppenheimer  Oppenheimer
                                                   Strategic    Growth &      Panorama     Panorama
                                                     Bond        Income     Total Return    Growth
                                                   Division     Division      Division     Division
                                                 -----------   -----------  ------------  ----------
Increase (decrease) in net assets
Operations:
  Net investment income                           $       17    $        1   $        (2)  $      (2)
  Change in net unrealized
    appreciation/depreciation
    of investments                                        (9)           16             -         (14)
                                                 -----------   -----------  ------------  ----------
Net increase (decrease) in net
  assets resulting from operations                         8            17            (2)        (16)
                                                 -----------   -----------  ------------  ----------
Capital transactions: (Note 8)
  Investment by Massachusetts Mutual
    Life Insurance Company                             1,000         1,000         1,000       1,000
                                                 -----------   -----------  ------------  ----------
Net increase in net assets resulting
  from capital transactions                            1,000         1,000         1,000       1,000
                                                 -----------   -----------  ------------  ----------
Total increase                                         1,008         1,017           998         984

NET ASSETS, at beginning of the year                       -             -             -           -
                                                 -----------   -----------  ------------  ----------
NET ASSETS, at end of the year                    $    1,008    $    1,017   $       998   $     984
                                                 ===========   ===========  ============  ==========

                                                                       Panorama                   Panorama
                                                        Panorama       LifeSpan     Panorama      LifeSpan
                                                     International    Diversified   LifeSpan       Capital
                                                         Equity         Income      Balanced     Appreciation
                                                        Division       Division     Division       Division
                                                     -------------   -----------   ----------    ------------
Increase (decrease) in net assets
Operations:
  Net investment income                               $         (2)   $       (2)   $      (2)    $        (2)
  Change in net unrealized
    appreciation/depreciation
    of investments                                             (42)           26          (23)            (29)
                                                     -------------   -----------   ----------    ------------
Net increase (decrease) in net
  assets resulting from operations                             (44)           24          (25)            (31)
                                                     -------------   -----------   ----------    ------------
Capital transactions: (Note 8)
  Investment by Massachusetts Mutual
    Life Insurance Company                                   1,000         1,000        1,000           1,000
                                                     -------------   -----------   ----------    ------------
Net increase in net assets resulting
  from capital transactions                                  1,000         1,000        1,000           1,000
                                                     -------------   -----------   ----------    ------------
Total increase                                                 956         1,024          975             969

NET ASSETS, at beginning of the year                             -             -            -               -

NET ASSETS, at end of the year                        $        956    $    1,024    $     975     $       969
                                                     =============   ===========   ==========    ============

                       See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I -
Strategic Group Variable Universal Life

Notes To Financial Statements

1.  HISTORY

    Massachusetts Mutual Variable Life Separate Account I ("Separate Account I") is a separate investment account established on July 13, 1988 by Massachusetts Mutual Life Insurance Company ("MassMutual") in accordance with the provisions of Section 132G of Chapter 175 of the Massachusetts General Laws.

    MassMutual maintains six segments within Separate Account I. The initial segment ("Variable Life Plus Segment") is used exclusively for MassMutual's flexible premium variable whole life insurance policy, known as Variable Life Plus.

    On March 30, 1990, MassMutual established a second segment ("Large Case Variable Life Plus Segment") within Separate Account I to be used exclusively for MassMutual's flexible premium variable whole life insurance policy with table of selected face amounts, known as Large Case Variable Life Plus.

    On July 5, 1995, MassMutual established a third segment ("Strategic Variable Life Segment") within Separate Account I to be used exclusively for MassMutual's flexible premium variable whole life insurance policy with table of selected face amounts, known as Strategic Variable Life.

    On July 24, 1995, MassMutual established a fourth segment ("Variable Life Select Segment") within Separate Account I to be used exclusively for MassMutual's flexible premium variable whole life insurance policy, known as Variable Life Select.

    On February 11, 1997, MassMutual established a fifth segment ("Strategic GVUL Segment") within Separate Account I to be used exclusively for MassMutual's group variable universal life insurance product known as Strategic Group Variable Universal Life ("Strategic GVUL").

    On November 12, 1997, MassMutual established a sixth segment ("SVUL Segment") within Separate Account I to be used exclusively for MassMutual's survivorship variable universal life insurance product known as SVUL.

    The Separate Account I operates as a registered unit investment trust pursuant to the Investment Company Act of 1940 and the rules promulgated thereunder. MassMutual paid $16,000 to the Strategic Group Variable Universal Life Segment on October 1, 1997 to provide initial capital: 5,513 shares were purchased in the three management investment companies described in Note 2 supporting the sixteen divisions of Strategic Group Variable Universal Life Segment.

2.  INVESTMENT OF STRATEGIC GVUL SEGMENT'S ASSETS

    Strategic GVUL Segment maintains sixteen divisions. Each division invests in corresponding shares of either the MML Series Investment Fund ("MML Trust"), Oppenheimer Variable Account Funds ("Oppenheimer Trust"), or the Panorama Series Fund, Inc. ("Panorama Fund"). At any time, only eight divisions of the Separate Account plus the Guaranteed Principal Account ("GPA") are available to a policyowner.

    MML Trust, a registered, no-load, open-end, management investment company with one of its five funds, MML Equity Index Fund, available to the Strategic Group Variable Universal Life policyowners. MassMutual serves as investment manager. MassMutual has entered into a sub-advisory agreement with Mellon Equity Associates ("Mellon Equity") whereby Mellon Equity serves as the sub-advisor to the MML Equity Index Fund.

    Oppenheimer Trust is a registered, open-end, diversified management investment company with nine of its funds currently available to the Strategic Group Variable Universal Life policyowners: Oppenheimer Money Fund, Oppenheimer High Income Fund, Oppenheimer Bond Fund, Oppenheimer Capital Appreciation Fund, Oppenheimer Growth Fund, Oppenheimer Multiple Strategies Fund, Oppenheimer Global Securities Fund, Oppenheimer Strategic Bond Fund and Oppenheimer Growth & Income Fund.

    Panorama Fund is a registered, open-end, diversified management investment company with six of its portfolios currently available to the Strategic Group Variable Universal Life policyowners: Panorama Total Return Portfolio, Panorama Growth Portfolio, Panorama International Equity Portfolio, Panorama LifeSpan Diversified Income Portfolio, Panorama LifeSpan Balanced Portfolio and Panorama LifeSpan Capital Appreciation Portfolio.

    OppenheimerFunds, Inc. ("OFI"), a controlled subsidiary of MassMutual, serves as investment advisor to the Oppenheimer Trust and Panorama Fund, (prior to January 5, 1996, OFI was known as Oppenheimer Management Corporation). OFI has entered into investment sub-advisory agreements with three sub-advisors to assist in the selection of portfolio investments for the Panorama Fund's three LifeSpan Portfolios and Panorama Fund's International Equity Portfolio. Babson-Stewart Ivory International ("Babson-Stewart") is the sub-advisor to the International Equity Portfolio and international stock components of the LifeSpan Balanced Portfolio and the LifeSpan Capital Appreciation Portfolio. BEA Associates ("BEA") is the sub-advisor to the high yield bond component of the LifeSpan Diversified Income Portfolio, LifeSpan Balanced Portfolio, and LifeSpan Capital Appreciation Portfolio. Pilgrim, Baxter & Associates ("Pilgrim Baxter") is the sub-advisor to the small cap component of the LifeSpan Balanced Portfolio and the LifeSpan Capital Appreciation Portfolio. For providing its services under the sub- advisory agreements, OFI pays the three sub-advisors a monthly fee calculated daily at an annual rate based on the average daily net assets of the portion of their respective components of the Panorama LifeSpan Portfolios.

    In addition to the sixteen divisions of Strategic GVUL Segment, a policyowner may also allocate funds to the Guaranteed Principal Account ("GPA"), which is part of MassMutual's general account. Because of exemptive and exclusionary provisions, interests in the GPA, are not registered under the Securities Act of 1933 and the general account is not registered as an investment company under the Investment Company Act of 1940.

3.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed consistently by Strategic GVUL Segment in preparation of the financial statements in conformity with generally accepted accounting principles.

    A.  Investment Valuation

    Investments in the MML Trust, the Oppenheimer Trust and the Panorama Fund are each stated at market value which is the net asset value per share of each of the respective underlying funds.

    B.  Accounting for Investments

    Investment transactions are accounted for on trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income is recorded on the ex-dividend date.

    C.  Federal Income Taxes

    MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Strategic GVUL Segment is part of MassMutual's total operation and is not taxed separately. Strategic GVUL Segment will not be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on investment income and realized capital gains of Strategic GVUL Segment credited to the policies. Accordingly, MassMutual does not intend to make any charge to Strategic GVUL Segment divisions to provide for company income taxes. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to Strategic GVUL Segment.

    D.  Policy Loan

    When a policy loan is made, Strategic GVUL Segment transfers the amount of the loan to MassMutual, thereby decreasing both the investments and net assets of Strategic GVUL Segment by an equal amount. The interest rate charged on any loan is 6% per year or the policyowner may select an adjustable loan rate at the time of application. All loan repayments are allocated to the Guaranteed Principal Account.

    The policyowner earns interest at a rate which is the greater of 3% or the policy loan rate less a MassMutual declared charge (maximum 1.25%) for expenses and taxes.

     E.  Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 4.  CHARGES

     MassMutual charges the Strategic GVUL Segment divisions for the mortality and expense risks it assumes. The charge is made daily at a current effective annual rate of 0.75% of the value of each division's net assets.

     MassMutual makes certain deductions from the annual premium before amounts are allocated to the Strategic GVUL Segment or the Guaranteed Principal Account ("GPA"). A deduction as a percentage of premium is made for sales charges, state premium taxes and the Deferred Acquisition Cost tax expense. No additional deductions are taken when money is transferred from the GPA to the Strategic GVUL Segment. MassMutual also makes certain charges for the cost of insurance and administrative costs.

 5.  SALES AGREEMENTS

     Effective May 1, 1996, MML Distributors, LLC ("MML Distributors"), a wholly-owned subsidiary of MassMutual, serves as principal underwriter of the policies pursuant to an underwriting and servicing agreement among MML Distributors, MassMutual and Separate Account I. MML Distributors is registered with the Securities and Exchange Commission (the "SEC") as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the policies.

     Prior to May 1, 1996, MML Investors Services, Inc. ("MMLISI") a wholly-owned subsidiary of MassMutual, served as principal underwriter of the policies. Effective May 1, 1996, MMLISI serves as co-underwriter of the policies pursuant to underwriting and servicing agreements among MMLISI, MassMutual and Separate Account I, MMLISI is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD. Registered representatives of MMLISI sell the policies as authorized variable life insurance agents under applicable state insurance laws.

     Pursuant to the underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the policies are paid by MassMutual on behalf of MML Distributors or MMLISI. MML Distributors and MMLISI also receive compensation for their activities as underwriters of the policies.

 6.  PURCHASES AND SALES OF INVESTMENT


                                           MML                      Oppenheimer
                                          Equity     Oppenheimer       High      Oppenheimer
For The Year Ended                        Index         Money         Income         Bond
December 31, 1997                        Division      Division      Division      Division
------------------------------------   ------------  ------------  ------------  ------------
Cost of purchases                       $    1,000    $    1,011    $    1,017    $    1,015
Proceeds from sales                     $        -    $        -    $        -    $        -
Average monthly value of securities     $      989    $    1,007    $    1,005    $    1,016


                                       Oppenheimer                  Oppenheimer  Oppenheimer
                                         Capital     Oppenheimer     Multiple       Global
For The Year Ended                     Appreciation     Growth      Strategies    Securities
December 31, 1997                        Division      Division      Division      Division
------------------------------------   ------------  ------------  ------------  ------------
Cost of purchases                       $    1,000    $    1,000    $    1,009    $    1,000
Proceeds from sales                     $        -    $        -    $        -    $        -
Average monthly value of securities     $      931    $      972    $      983    $      959


                                       Oppenheimer    Oppenheimer
                                        Strategic      Growth &      Panorama      Panorama
For The Year Ended                         Bond         Income    Total Return      Growth
December 31, 1997                        Division      Division      Division      Division
------------------------------------   ------------  ------------  ------------  ------------
Cost of purchases                       $    1,019    $    1,002    $    1,000    $    1,000
Proceeds from sales                     $        -    $        -    $        -    $        -
Average monthly value of securities     $    1,002    $      994    $      988    $      971


                                                       Panorama                    Panorama
                                         Panorama      LifeSpan      Panorama      Lifespan
                                       International  Diversified    LifeSpan      Capital
For The Year Ended                        Equity        Income       Balanced    Appreciation
December 31, 1997                        Division      Division      Division      Division
------------------------------------   ------------  ------------  ------------  ------------
Cost of purchases                       $    1,000    $    1,000    $    1,000    $    1,000
Proceeds from sales                     $        -    $        -    $        -    $        -
Average monthly value of securities     $      941    $    1,012    $      969    $      959


7.   NET INVESTMENT RETURN

     The following table shows the net investment return for each division in Strategic Group Variable Universal Life Segment:


                                       MML                 Oppenheimer            Oppenheimer             Oppenheimer  Oppenheimer
                                     Equity   Oppenheimer     High     Oppenheimer  Capital   Oppenheimer   Multiple     Global
                                      Index      Money       Income       Bond    Appreciation   Growth    Strategies  Securities
                                    Division    Division    Division    Division    Division    Division    Division    Division
                                   ---------- -----------  ----------- ---------- ------------ ---------- -----------  -----------
*For the Period October 1, 1997
 (Commencement of Operations)
 through December 31, 1997              1.61%       1.12%       1.29%       2.24%      (8.52%)    (2.79%)     (0.99%)      (3.23%)


                                                                                                Panorama                 Panorama
                                   Oppenheimer Oppenheimer                          Panorama    LifeSpan    Panorama     LifeSpan
                                    Strategic   Growth &    Panorama    Panorama International Diversified  LifeSpan     Capital
                                      Bond       Income   Total Retum    Growth      Equity      Income     Balanced   Appreciation
                                    Division    Division    Division    Division    Division    Division    Division     Division
                                   ----------- ---------- -----------  --------- ------------- ----------- ----------  ------------
*For the Period October 1, 1997
 (Commencement of Operations)
 through December 31, 1997              0.79%       1.72%      (0.18%)     (1.66%)     (4.69%)      2.40%      (2.55%)      (3.19%)


     The net investment return for each division of the Strategic Group Variable Universal Life Account is computed using the net increase in net assets resulting from operations as compared to the average monthly net assets. The net investment return figures shown above do not reflect expenses related to insurance products. Inclusion of such expenses would reduce the net investment return figures for all periods shown.

     *Note: The amounts shown for the period October 1, 1997 through December 31, 1997 are not annualized.


 8.  NET INCREASE (DECREASE) IN ACCUMULATION UNITS


                                                         MML                            Oppenheimer
For the Period October 1, 1997                          Equity        Oppenheimer          High         Oppenheimer
 (Commencement of Operations)                           Index            Money            Income            Bond
 through December 31, 1997                             Division         Division         Division         Division
 -------------------------                          --------------   --------------   --------------   --------------
Units purchased                                             1,000            1,000            1,000            1,000
Units withdrawn and transferred to
 Guaranteed Principal Account                                   -                -                -                -
                                                    --------------   --------------   --------------   --------------
Net Increase                                                1,000            1,000            1,000            1,000

Units, at beginning of the period                               -                -                -                -
                                                    --------------   --------------   --------------   --------------
Units, at end of the year                                   1,000            1,000            1,000            1,000
                                                    ==============   ==============   ==============   ==============


                                                     Oppenheimer                       Oppenheimer      Oppenheimer
For the Period October 1, 1997                         Capital        Oppenheimer        Multiple          Global
 (Commencement of Operations)                        Appreciation        Growth         Strategies       Securities
 through December 31, 1997                             Division         Division         Division         Division
 -------------------------                          --------------   --------------   --------------   --------------
Units purchased                                             1,000            1,000            1,000            1,000
Units withdrawn and transferred to
 Guaranteed Principal Account                                   -                -                -                -
                                                    --------------   --------------   --------------   --------------
Net Increase                                                1,000            1,000            1,000            1,000

Units, at beginning of the period                               -                -                -                -
                                                    --------------   --------------   --------------   --------------
Units, at end of the year                                   1,000            1,000            1,000            1,000
                                                    ==============   ==============   ==============   ==============


                                                      Oppenheimer      Oppenheimer
For the Period October 1, 1997                         Strategic        Growth &         Panorama         Panorama
 (Commencement of Operations)                            Bond            Income        Total Retum         Growth
 through December 31, 1997                             Division         Division         Division         Division
 -------------------------                          --------------   --------------   --------------   --------------
Units purchased                                             1,000            1,000            1,000            1,000
Units withdrawn and transferred to
 Guaranteed Principal Account                                   -                -                -                -
                                                    --------------   --------------   --------------   --------------
Net Increase                                                1,000            1,000            1,000            1,000

Units, at beginning of the period                               -                -                -                -
                                                    --------------   --------------   --------------   --------------
Units, at end of the year                                   1,000            1,000            1,000            1,000
                                                    ==============   ==============   ==============   ==============


                                                                        Panorama                         Panorama
                                                       Panorama         LifeSpan         Panorama        LifeSpan
For the Period October 1, 1997                       International     Diversified       LifeSpan         Capital
 (Commencement of Operations)                           Equity           Income          Balanced       Appreciation
 through December 31, 1997                             Division         Division         Division         Division
 ------------------------                           --------------   --------------   --------------   --------------
Units purchased                                             1,000            1,000            1,000            1,000
Units withdrawn and transferred to
 Guaranteed Principal Account                                   -                -                -                -
                                                    --------------   --------------   --------------   --------------
Net Increase                                                1,000            1,000            1,000            1,000
                                                    --------------   --------------   --------------   --------------

Units, at beginning of the period                               -                -                -                -
                                                    --------------   --------------   --------------   --------------
Units, at end of the year                                   1,000            1,000            1,000            1,000
                                                    ==============   ==============   ==============   ==============


 9.  CONSOLIDATED MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

     As discussed in Note 1, the financial statements only represent activity of MassMutual's Strategic Group Variable Universal Life Segment. The combined net assets as of December 31, 1997 for Separate Account I, which includes the Variable Life Plus, Large Case Variable Life Plus, Strategic Variable Life, Variable Life Select and Strategic Group Variable Universal Life Segments are as follows:

                                              MML            MML             MML
                                 MML         Equity         Money           Managed           MML        Oppenheimer
                                Equity        Index         Market           Bond            Blend          Money
                               Division      Division      Division        Division         Division       Division
                           --------------- ------------- ------------- ---------------- --------------- --------------
Total assets                $  47,535,472   $    24,804   $ 4,783,018   $   19,916,629   $  13,024,523   $     83,483
Total liabilities                  80,176             9         7,225           17,985          23,892             64
                           --------------- ------------- ------------- ---------------- --------------- --------------
Net assets                  $  47,455,296   $    24,795   $ 4,775,793   $   19,898,644   $  13,000,631   $     83,419
                           =============== ============= ============= ================ =============== ==============
Net assets:
For variable life insurance
 policies                      47,351,808        17,670     4,724,501       19,838,205      12,915,916         76,766
Retained in Variable Life
 Separate Account I by
 Massachusetts Mutual Life
 Insurance Company                103,488         7,125        51,292           60,439          84,715          6,653
                           --------------- ------------- ------------- ---------------- --------------- --------------
Net assets                  $  47,455,296   $    24,795   $ 4,775,793   $   19,898,644   $  13,000,631   $     83,419
                           =============== ============= ============= ================ =============== ==============

                               Oppenheimer                 Oppenheimer                   Oppenheimer
                                  High        Oppenheimer    Capital      Oppenheimer     Multiple
                                 Income           Bond     Appreciation     Growth       Strategies
                                Division        Division     Division      Division       Division
                            --------------- -------------- ------------ --------------- --------------
Total assets                   $ 3,203,079     $  142,182  $ 9,010,163    $  5,093,866    $   417,797
Total liabilities                    2,031             91       17,407          24,158            207
                            --------------- -------------- ------------ --------------- --------------
Net assets                     $ 3,201,048     $  142,091  $ 8,992,756    $  5,069,708    $   417,590
                            =============== ============== ============ =============== ==============
Net assets:
For variable life insurance
 policies                        3,185,681        135,056    8,968,173       5,051,141        409,425
Retained in Variable Life
 Separate Account I by
 Massachusetts Mutual Life
 Insurance Company                  15,367          7,035       24,583          18,567          8,165
                            --------------- -------------- ------------ --------------- --------------
Net assets                     $ 3,201,048     $  142,091  $ 8,992,756    $  5,069,708    $   417,590
                            =============== ============== ============ =============== ==============

                               Oppenheimer      Oppenheimer       Oppenheimer
                                  Global         Strategic         Growth &         Panorama         Panorama
                                Securities         Bond             Income        Total Return        Growth
                                 Division        Division          Division         Division         Division
                              -------------- ----------------- ----------------- ----------------- --------------

Total assets                   $  5,356,495   $       355,712   $       773,396   $         1,000   $        986
Total liabilities                    10,408             1,323               350                 2              2
                              -------------- ----------------- ----------------- ----------------- --------------
Net assets                     $  5,346,087   $       354,389   $       773,046   $           998   $        984
                              ============== ================= ================= ================= ==============

Net assets:
For variable life insurance
 policies                         5,324,187           340,514           761,112                 -              -
Retained in Variable Life
 Separate Account I by
 Massachusetts Mutual Life
 Insurance Company                   21,900            13,875            11,934               998            984
                              -------------- ----------------- ----------------- ----------------- --------------
Net assets                     $  5,346,087   $       354,389   $       773,046   $           998   $        984
                              ============== ================= ================= ================= ==============


                                                   Panorama                       Panorama
                                    Panorama       LifeSpan        Panorama       LifeSpan         Dreyfus
                                  International   Diversified      LifeSpan        Capital          Stock
                                     Equity         Income         Balanced      Appreciation       Index
                                    Division       Division        Division        Division        Division
                                --------------- --------------- -------------- ---------------- --------------
Total assets                     $         958   $       6,534   $      6,684   $        6,783   $ 34,164,819
Total liabilities                            2               6              6                6         35,667
                                --------------- --------------- -------------- ---------------- --------------
Net assets                       $         956   $       6,528   $      6,678   $        6,777   $ 34,129,152
                                =============== =============== ============== ================ ==============

Net assets:
For variable life insurance
 policies                                    -               -              -                -     34,121,562
Retained in Variable Life
 Separate Account I by
 Massachusetts Mutual Life
 Insurance Company                         956           6,528          6,678            6,777          7,590
                                --------------- --------------- -------------- ---------------- --------------
Net assets                       $         956   $       6,528   $      6,678   $        6,777   $ 34,129,152
                                =============== =============== ============== ================ ==============

                  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

                         STATUTORY FINANCIAL STATEMENTS

                        as of December 31, 1997 and 1996
            and for the years ended December 31, 1997, 1996 and 1995

Report Of Independent Accountants

To the Board of Directors and Policyholders of Massachusetts Mutual Life Insurance Company

We have audited the accompanying statutory statements of financial position of Massachusetts Mutual Life Insurance Company as of December 31, 1997 and 1996, and the related statutory statements of income, changes in policyholders' contingency reserves, and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the statutory financial statements of Connecticut Mutual Life Insurance Company ("Connecticut Mutual") for the year ended December 31, 1995, which statements reflect total revenue and net gain from operations constituting 26% and 22% of the related Company totals after restatement for the merger of the two companies. Those statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for Connecticut Mutual, is based solely on the report of the other auditors.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the report of the other auditors provide a reasonable basis for our opinion.

As described more fully in Note 1, these financial statements were prepared in conformity with statutory accounting practices of the National Association of Insurance Commissioners and the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts and, for the pre-merger balances of Connecticut Mutual, the Department of Insurance of the State of Connecticut (collectively "statutory accounting practices"), which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable at this time, are presumed to be material.


In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Massachusetts Mutual Life Insurance Company at December 31, 1997 and 1996, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1997.

In our opinion, based upon our audits and the report of the other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Life Insurance Company at December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997, on the statutory basis of accounting described in Note 1.

                                                 Coopers & Lybrand L.L.P.

Springfield, Massachusetts
February 6, 1998

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION


                                                           December 31,
                                                     1997                1996
                                                     ----                ----
                                                          (In Millions)
Assets:
Bonds............................................. $23,890.3          $24,299.3
Common stocks.....................................     354.7              336.6
Mortgage loans....................................   4,863.7            4,852.8
Real estate.......................................   1,697.7            1,840.9
Other investments.................................   1,963.8            1,425.6
Policy loans......................................   4,950.4            4,752.3
Cash and short-term investments...................   1,941.2            1,075.4
                                                   ---------          ---------

                                                    39,661.8           38,582.9

Investment and insurance amounts receivable.......   1,064.9            1,102.4
Other assets......................................     104.8               97.9
                                                   ---------          ---------

                                                    40,831.5           39,783.2

Separate account assets...........................  16,803.1           13,563.5
                                                   ---------          ---------

                                                   $57,634.6          $53,346.7
                                                   =========          =========

                 See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

                                                           December 31,
                                                     1997                1996
                                                     ----                ----
                                                          (In Millions)

Liabilities:

Policyholders' reserves and funds................. $33,783.2          $33,341.5
Policyholders' dividends..........................     954.1              885.3
Policyholders' claims and other benefits..........     353.4              373.8
Federal income taxes..............................     436.5              440.7
Asset valuation reserve...........................     840.6              689.2
Investment reserves...............................     132.8              208.4
Amounts due on investments puchased and
 other liabilities................................   1,457.9            1,206.1
                                                   ---------          ---------

                                                    37,958.5           37,145.0

Separate account reserves and liabilities.........  16,802.8           13,563.1
                                                   ---------          ---------

                                                    54,761.3           50,708.1

Policyholders' contingency reserves...............   2,873.3            2,638.6
                                                   ---------          ---------

                                                   $57,634.6          $53,346.7
                                                   =========          =========


                 See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF INCOME

                                                                  Years ended December 31,
                                                             1997          1996           1995
                                                             ----          ----           ----
                                                                       (In Millions)
Revenue:

Premium income............................................  $6,764.8      $6,328.6      $5,727.7
Net investment and other income...........................   2,904.4       2,861.1       2,898.4
                                                            --------      --------      --------

                                                             9,669.2       9,189.7       8,626.1
                                                            --------      --------      --------

Benefits and expenses:

Policy benefits and payments..............................   6,597.3       6,048.2       5,152.2
Addition to policyholder's reserves and funds.............     720.8         854.7       1,205.4
Commissions and operating expenses........................     766.1         763.5         833.7
State taxes, licenses and fees............................      81.5          96.4          89.4
Merger restructuring costs................................         -          66.1          44.0
                                                            --------      --------      --------

                                                             8,165.7       7,828.9       7,324.7
                                                            --------      --------      --------

Net gain before federal income taxes and dividends........   1,503.5       1,360.8       1,301.4

Federal income taxes......................................     284.4         276.7         206.2
                                                            --------      --------      --------

Net gain from operations before dividends.................   1,219.1       1,084.1       1,095.2

Dividends to policyholders................................     919.5         859.9         819.0
                                                            --------      --------      --------

Net gain from operations..................................     299.6         224.2         276.2

Net realized capital gain (loss)..........................     (42.5)         40.3         (85.8)
                                                            --------      --------      --------

Net income................................................  $  257.1      $  264.5      $  190.4
                                                            ========      ========      ========


              See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CHANGES
IN POLICYHOLDERS' CONTINGENCY RESERVES

                                                                  Years ended December 31,
                                                             1997          1996           1995
                                                             ----          ----           ----
                                                                       (In Millions)
Policyholder's contingency reserves, beginning of year....  $2,638.6      $2,600.9      $2,569.1
                                                            --------      --------      --------

Increases (decreases) due to:
 Net income...............................................     257.1         264.5         190.4
 Net unrealized capital gain (loss).......................     119.1          (1.7)         88.7
 Merger restructuring costs, net of fax...................         -             -         (45.4)
 Change in asset valuation and investment reserves........     (76.0)       (142.4)        (75.6)
 Change in prior year policyholders' reserves.............     (55.4)        (72.2)       (108.2)
 Change in non-admitted assets and other..................     (10.1)        (10.5)        (18.1)
                                                            --------      --------      --------

                                                               234.7          37.7          31.8
                                                            --------      --------      --------

Policyholders' contingency reserves, end of year..........  $2,873.3      $2,638.6      $2,600.9
                                                            ========      ========      ========

                 See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

                                                                  Years ended December 31,
                                                             1997          1996           1995
                                                             ----          ----           ----
                                                                       (In Millions)
Operating acitivites:
Net income...............................................  $   257.1     $   264.5     $   190.4
Addition to policyholders' reserves and funds,
 net of transfers to separate accounts...................      421.3         426.7         575.8
Net realized capital (gain) loss.........................       42.5         (40.3)         85.8
Other changes............................................      (58.1)       (232.8)        (25.2)
                                                           ---------     ---------     ---------

Net cash provided by operating activities................      662.8         418.1         826.8
                                                           ---------     ---------     ---------

Investing activities:
Purchases of investments and loans.......................  (12,292.7)    (10,171.5)    (10,364.2)
Sales or maturities of investments and receipts
 from repayment of loans.................................   12,545.7       8,539.3       9,671.1
                                                           ---------     ---------     ---------

Net cash provided by (used in) investing activities......      253.0      (1,632.2)       (693.1)
                                                           ---------     ---------     ---------

Financing activities:
Repayments of long-term debt.............................      (50.0)        (53.3)        (46.4)
                                                           ---------     ---------     ---------

Net cash used by financing activities....................      (50.0)        (53.3)        (46.4)
                                                           ---------     ---------     ---------

Increase (decrease) in cash and short-term investments...      865.8      (1,267.4)         87.3

Cash and short-term investments, beginning of year.......    1,075.4       2,342.8       2,255.5
                                                           ---------     ---------     ---------

Cash and short-term investments, end of year.............  $ 1,941.2     $ 1,075.4     $ 2,342.8
                                                           =========     =========     =========

                 See Notes to Statutory Financial Statements.

Notes To Statutory Financial Statements

Massachusetts Mutual Life Insurance Company ("the Company") is a mutual life insurance company and as such has no shareholders. The Company's primary business is individual life insurance, annuity and disability income products distributed primarily through career agents. The Company also provides a wide range of pension products and services, as well as investment services to individuals, corporations and institutions in all 50 states and the District of Columbia.

On March 1, 1996, the operations of the former Connecticut Mutual Life Insurance Company ("Connecticut Mutual") were merged into the Company. This merger was accounted for under the pooling of interests method of accounting. For the purposes of this presentation, these financial statements reflect historical amounts giving retroactive effect as if the merger had occurred on January 1, 1995 in conformity with the practices of the National Association of Insurance Commissioners and the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts. In 1996, merger-related expenses totaling $66.1 million were recorded in the Statutory Statement of Income. In 1995, merger-related expenses incurred by Massachusetts Mutual (the Company prior to the merger) of $44.0 million, were recorded in the Statutory Statement of Income and the expenses incurred by Connecticut Mutual of $45.4 million, net of tax, were recorded as a component of changes in policyholders' contingency reserves, as permitted by each company's regulatory authority. On the merger date, policyholders' reserves attributable to disability income contracts were strengthened by $75.0 million, investment reserves for real estate were increased by $49.8 million and net prepaid pension assets were increased by $10.4 million with all adjustments reflected as a change to policyholders' contingency reserves. The separate results of each company prior to the merger for the year ended December 31, 1995, were as follows: (a) revenue was $6,443.8 million for Massachusetts Mutual and $2,182.3 million for Connecticut Mutual; (b) net income was $160.7 million for Massachusetts Mutual and $29.6 million for Connecticut Mutual and (c) policyholders' contingency reserves increased by $143.7 million for Massachusetts Mutual and decreased by $112.0 million for Connecticut Mutual.

On March 31, 1996, the Company sold MassMutual Holding Company Two, Inc., a wholly-owned subsidiary, and its subsidiaries, including Mirus Life Insurance Company (formerly the MML Pension Insurance Company; currently doing business as "UniCARE"), which comprised the Company's group life and health business, to WellPoint Health Networks, Inc. The Company received total consideration of $402.2 million ($340.0 million in cash and $62.2 million in notes receivable) and recognized a before tax gain of $187.9 million. The Company, pursuant to a 1994 reinsurance agreement, cedes its group life, accident and health business to UniCARE. The Company's investment in MassMutual Holding Company Two, Inc. amounted to $187.8 million at December 31, 1995; its gain from operations included a $41.0 million dividend received from MIRUS in 1995. Additionally, this investment produced an unrealized gain of $13.9 million in 1995.

1. SUMMARY OF ACCOUNTING PRACTICES

The accompanying statutory financial statements, except as to form, have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners ("NAIC") and the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts and, for the pre-merger balances of Connecticut Mutual, the Department of Insurance of the State of Connecticut (collectively "statutory accounting practices"), which practices were at one time also considered to be in conformity with generally accepted accounting principles ("GAAP").

The accompanying statutory financial statements are different in some respects from GAAP financial statements. The more significant differences are as follows:
(a) acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP would require these expenses to be capitalized and recognized over the life of the policies; (b) policy reserves are based upon statutory mortality and interest requirements without consideration of withdrawals, whereas GAAP reserves would be based upon reasonably conservative estimates of mortality, morbidity, interest and withdrawals; (c) bonds are generally carried at amortized cost whereas GAAP generally requests they be valued at fair value; (d) deferred income taxes are not provided for book-tax timing differences as would be required by GAAP, and (e) payments received for universal and variable life products, variable annuities and investment related products are reported as premium revenue, whereas under GAAP, these payments would be recorded as deposits to policyholders' account balances.

The NAIC is currently engaged in an extensive project ("Codification") to codify statutory accounting principles with a goal of providing a comprehensive guide of statutory accounting principles for use by insurers in all states. This comprehensive guide, which has not been approved by the NAIC or any state insurance department, includes seventy-two Statements of Statutory Accounting Principles ("SSAPs") and is expected to be effective no earlier than January 1, 1999. The effect of adopting these SSAPs shall be reported as an adjustment to surplus on the effective date. Management is currently reviewing the impact of Codification. However, since the SSAPs have not been finalized, the ultimate impact cannot be determined at this time.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, as well as disclosures of contingent assets and liabilities at the date of the financial statements. Management must also make estimates and assumptions that affect the amounts of revenues and expenses during the reporting period. Future events, including changes in the levels of mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in these financial statements.

The following is a description of the Company's principal accounting policies and practices.

A.  Investments

Bonds and stocks are valued in accordance with rules established by the National Association of Insurance Commissioners. Generally, bonds are valued at amortized cost, preferred stocks in good standing at cost, and common stocks, except for unconsolidated subsidiaries, at fair value.

Mortgage loans are valued at unpaid principal less unamortized discount. Real estate is valued at cost less accumulated depreciation, impairment allowances and mortgage encumbrances. Encumbrances totaled $14.2 million in 1997 and $27.3 million in 1996. Depreciation on investment real estate is calculated using the straight-line and constant yield methods.

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.

Short-term investments are stated at amortized cost, which approximates fair value.

Investments in unconsolidated subsidiaries and affiliates, joint ventures and other forms of partnerships are included in other investments on the Statutory Statement of Financial Position and are accounted for using the equity method.

In compliance with regulatory requirements, the Company maintains an Asset Valuation Reserve and an Interest Maintenance Reserve. The Asset Valuation Reserve and other investment reserves stabilize the policyholders' contingency reserves against fluctuations in the value of stocks, as well as declines in the value of bonds, mortgage loans and real estate investments.

The Interest Maintenance Reserve captures after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments, as well as other financial instruments, including financial futures, U.S. Treasury purchase commitments, options, interest rate swaps, interest rate caps and interest rate floors. These interest rate related gains and losses are amortized into income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset. Net realized after tax capital gains of $95.4 million in 1997, $73.1 million in 1996, and net realized after tax capital losses of $130.7 million in 1995 were charged to the Interest Maintenance Reserve. Amortization of the Interest Maintenance Reserve into net investment income amounted to $31.0 million in 1997, $26.9 million in 1996, and $5.0 million in 1995.

Realized capital gains and losses, less taxes, not includable in the Interest Maintenance Reserve, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. Unrealized capital gains and losses are included in policyholders' contingency reserves.

B.  Separate Accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of pension, variable annuity and variable life insurance contract holders. Assets consist principally of marketable securities reported at fair value. Premiums, benefits and expenses of the separate accounts are reported in the Statutory Statement of Income. The Company receives administrative and investment advisory fees from these accounts.

C.  Non-admitted Assets

Assets designated as "non-admitted" (principally certain fixed assets, receivables and Interest Maintenance Reserve, when in a net loss deferral position) are excluded from the Statutory Statement of Financial Position by an adjustment to policyholders' contingency reserves.

D. Policyholders' Reserves and Funds

Policyholders' reserves for life contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners' Reserve Valuation Method bases using the American Experience and the 1941, 1958 and 1980 Commissioners' Standard Ordinary mortality tables with assumed interest rates ranging from 2.5 to 6.0 percent.

Reserves for individual annuities, guaranteed investment contracts and deposit administration and immediate participation guarantee funds are based on accepted actuarial methods principally at interest rates ranging from 2.25 to 11.25 percent. Reserves for policies and contracts considered investment contracts have a carrying value of $8,077.9 million and $9,073.8 million at December 31, 1997 and 1996, respectively (fair value of $8,250.0 million and $9,324.6 million at December 31, 1997 and 1996, respectively as determined by discounted cash flow projections). Accident and health policy reserves are generally calculated using the two-year preliminary term, net level premium and fixed net premium methods and various morbidity tables.

The Company made certain changes in the valuation of policyholders' reserves of $55.4 million in 1997 and $72.2 million in 1996. The effects of these changes were recorded as a decrease to policyholders' contingency reserves.

E. Premium and Related Expense Recognition

Life insurance premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Accident and health premiums are recognized as revenue when due. Commissions and other costs related to issuance of new policies, maintenance and settlement costs are charged to current operations when incurred.

F. Policyholders' Dividends

The Board of Directors annually approves dividends to be paid in the following year. These dividends are allocated to reflect the relative contribution of each group of policies to policyholders' contingency reserves and consider investment and mortality experience, expenses and federal income tax charges. The liability for policyholders' dividends is equal to the estimated amount of dividends to be paid in the following calendar year.

G. Cash and Short-term Investments

For purposes of the Statutory Statement of Cash Flows, the Company considers all highly liquid investments purchased with a maturity of twelve months or less to be cash and short-term investments.

2. POLICYHOLDERS' CONTINGENCY RESERVES

Policyholders' contingency reserves represent surplus of the Company as reported to regulatory authorities and are intended to protect policyholders against possible adverse experience.

The Company issued surplus notes of $100.0 million at 7 1/2 percent and $250.0 million at 7 5/8 percent in 1994 and 1993, respectively. These notes are unsecured and subordinate to all present and future indebtedness of the Company, policy claims and prior claims against the Company as provided by the Massachusetts General Laws. Issuance was approved by the Commissioner of Insurance of the Commonwealth of Massachusetts ("the Commissioner").

All payments of interest and principal are subject to the prior approval of the Commissioner. Sinking fund payments are due as follows: $62.5 million in 2021, $87.5 million in 2022, $150.0 million in 2023 and $50.0 million in 2024.

Interest on the notes issued in 1994 is scheduled to be paid on March 1 and September 1 of each year, to holders of record on the preceding February 15 or August 15, respectively. Interest on the notes issued in 1993 is scheduled to be paid on May 15 and November 15 of each year, to holders of record on the preceding May 1 or November 1, respectively. Interest expense is not recorded until approval for payment is received from the Commissioner. Interest of $26.6 million was approved and paid in 1997, 1996 and 1995.

The proceeds of the notes, less a $28.3 million reserve in 1997, and a $32.2 million reserve in 1996 for contingencies associated with the issuance of the notes, are recorded as a component of the Company's policyholders' contingency reserves as approved by the Commissioner. These reserves, as permitted by the Division of Insurance, are included in investment reserves on the Statutory Statement of Financial Position.

3. EMPLOYEE BENEFIT PLANS

The Company's employee benefit plans include plans in place for the employees of Massachusetts Mutual and Connecticut Mutual prior to the merger. Employees previously covered by the Connecticut Mutual pension plans will continue coverage under these plans. All other employees, including employees hired after the merger date, will be covered by the Massachusetts Mutual benefit plans.

A. Pension

The Company has two non-contributory defined benefit plans covering substantially all of its employees. One plan includes employees previously employed by Connecticut Mutual; the other includes all other eligible employees. Benefits are based on the employees' years of service, compensation during the last five years of employment and estimated social security retirement benefits. The Company accounts for these plans following Financial Accounting Standards Board Statement No. 87, "Employers' Accounting for Pensions." Accordingly, as permitted by the Massachusetts Division of Insurance, the Company has recognized a pension asset of $157.4 million and $97.2 million at December 31, 1997 and 1996, respectively. On the merger date, the accounting for Connecticut Mutual pension plans was conformed to the Company's policy of recording pension plan assets and liabilities, resulting in a $10.4 million increase in policyholders' contingency reserves. Company policy is to fund pension costs in accordance with the requirements of the Employee Retirement Income Security Act of 1974 and, based on such requirements, no funding was required for the years ended December 31, 1997, 1996 and 1995. The assets of the plans are invested in the Company's general account and separate accounts.

The benefit status of the defined benefit plans as of December 31 is as follows:

                                               1997               1996
                                               ----               ----
                                                    (In Millions)
Accumulated benefit obligation               $  663.1           $  611.5
Vested benefit obligation                       653.8              606.5
Projected benefit obligation                    713.9              665.5
Plan assets at fair value                     1,154.2            1,201.7



The following assumptions were used in determining the actuarial present value of both the accumulated and projected benefit obligations.

                                             MassMutual      Connecticut Mutual
                                                Plan                Plan
                                                ----                ----

Discount rate - 1997                            7.25%               7.25%
Discount rate - 1996                            7.75                7.75
Increase in future compensation levels          4.00                5.00
Long-term rate of return on assets             10.00                9.00


In 1997, there was a significant reduction in plan participants in the Connecticut Mutual Plan which resulted in recognition of a pension plan curtailment gain of $10.7 million.

As a result of the sale of Mirus Life Insurance Company, there was a significant reduction in plan participants which resulted in recognition of a pension plan curtailment gain of $15.3 million in 1996.

The Company also has defined contribution plans for employees and agents. The expense credited to operations for all pension plans is $38.9 million in 1997, $32.7 million in 1996 and $10.9 million in 1995.

B. Life and Health

Certain life and health insurance benefits are provided to retired employees and agents through group insurance contracts. Substantially all of the Company's employees may become eligible for these benefits if they reach retirement age while working for the Company. The Company adopted the National Association of Insurance Commissioners' accounting standard for post-retirement life and health benefit costs, requiring these benefits to be accounted for using the accrual method for employees and agents eligible to retire and current retirees.

The following assumptions were used in determining the accumulated postretirement benefit liability.

                                              MassMutual      Connecticut Mutual
                                                 Plan               Plan
                                                 ----               ----

Discount - 1997                                  7.25%              7.25%
Discount - 1996                                  7.75               7.75
Assumed increases in medical cost
 rates in the first year                         6.25 - 6.75        9.50
 declining to                                    4.75               5.00
 within                                          5 years            5 years



The initial transition obligation of $137.9 million is being amortized over twenty years through 2012. At December 31, 1997 and 1996, the net unfunded accumulated benefit obligation was $124.2 million and $124.1 million, respectively, for employees and agents eligible to retire or currently retired and $34.7 million and $33.8 million, respectively, for participants not eligible to retire. A Retired Lives Reserve Trust was funded to pay life insurance premiums for certain retired employees. Trust assets available for benefits were $21.7 million and $23.0 million at December 31, 1997 and 1996, respectively.

As a result of the sale of Mirus Life Insurance Company, there was a significant reduction in plan participants which resulted in recognition of a life and health plan curtailment loss of $13.9 million in 1996.

The expense for 1997, 1996 and 1995 was $16.5 million, $17.6 million, and $22.9 million, respectively. A one percent increase in the annual assumed increase in medical cost rates would increase the 1997 accumulated postretirement benefit liability and benefit expense by $10.9 million and $1.4 million, respectively.

4. RELATED PARTY TRANSACTIONS

Pursuant to two 1994 reinsurance agreements with Mirus Life Insurance Company (Mirus) whereby the Company assumed all of the single premium immediate annuity business written by Mirus and ceded all of its group life, accident and health business to Mirus. A gain from operations of this business was reflected in 1995 as a $41.0 million dividend received from Mirus, which was recorded as net investment income on the Statutory Statement of Income. As previously discussed, on March 31, 1996, the Company sold MassMutual Holding Company Two, Inc. a wholly-owned subsidiary, and its subsidiaries, including Mirus Life Insurance Company to WellPoint Health Networks, Inc.

The Company has a modified coinsurance quota-share reinsurance agreement with a wholly-owned subsidiary, C.M. Life Insurance Company, whereby the Company assumes 75% of the premiums on certain universal life policies issued by C.M. Life. The Company pays a stipulated expense allowance, death and surrender benefits, and a modified coinsurance adjustment. Reserves for payment of future benefits are retained by C.M. Life.

5. FEDERAL INCOME TAXES

Provision for federal income taxes is based upon the Company's best estimate of its current tax liability. No deferred tax effect is recognized for temporary differences that may exist between financial reporting and taxable income. Accordingly, the reporting of equity tax (essentially a reduction in the deduction for policyholder dividends) and miscellaneous temporary differences, such as reserves, acquisition costs and restructuring costs, resulted in effective tax rates which differ from the statutory tax rate.

The Internal Revenue Service has completed examining the Company's income tax returns through the year 1992 for Massachusetts Mutual and 1991 for Connecticut Mutual, and is currently examining Massachusetts Mutual for the years 1993 and 1994, and Connecticut Mutual for the years 1992 through 1995. The Company believes any adjustments resulting from such examinations will not materially affect its financial statements.

Components of the formula authorized by the Internal Revenue Service for determining deductible policyholder dividends have not been finalized for 1997 or 1996. The Company records the estimated effects of anticipated revisions in the Statutory Statement of Income.

The Company plans to file its 1997 federal income tax return on a consolidated basis with its life and non-life affiliates with the exception of C.M. Life Insurance Company. The Company and its eligible life and non-life affiliates are subject to a written tax allocation agreement, which allocates the group's consolidated tax liability for payment purposes. Generally, the agreement provides that members with losses shall be compensated for the use of their losses and credits by other members.

The Company made federal tax payments of $353.4 million in 1997, $330.7 million in 1996 and $147.3 million in 1995.

6.  INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment. In the normal course of business, the Company enters into commitments to purchase privately placed bonds and to issue mortgage loans.

A.  Bonds

The carrying value and estimated fair value of bonds are as follows:


                                                December 31, 1997
                                                -----------------
                                                 Gross      Gross     Estimated
                                   Carrying   Unrealized  Unrealized    Fair
                                     Value       Gains      Losses      Value
                                     -----       -----      ------      -----
                                                  (In Millions)

U.S. Treasury securities          $ 6,241.0    $  470.5     $10.3     $ 6,701.2
  and obligations of U.S.
  government corporations
  and agencies
Debt securities issued by
  foreign governments                  83.5         4.4       3.0          84.9
Mortgage-backed securities          3,390.8       187.9       9.0       3,569.7
State and local governments           361.9        23.9        .6         385.2
Corporate debt securities          12,148.9       765.2      46.9      12,867.2
Utilities                             871.8       100.1       2.2         969.7
Affiliates                            792.4         2.8       1.0         794.2
                                  ---------    --------     -----     ---------
  TOTAL                           $23,890.3    $1,554.8     $73.0     $25,372.1
                                  =========    ========     =====     =========


                                                December 31, 1996
                                                -----------------
                                                 Gross      Gross     Estimated
                                   Carrying   Unrealized  Unrealized    Fair
                                     Value       Gains      Losses      Value
                                     -----       -----      ------      -----
                                                  (In Millions)

U.S. Treasury securities
  and obligations of U.S.
  government corporations
  and agencies                    $ 8,042.6    $  344.0    $ 56.3     $ 8,330.3
Debt securities issued by              95.2        10.2        .5         104.9
  foreign governments
Mortgage-backed securities          3,014.0       119.0      43.3       3,089.6
State and local governments           173.2        13.1       2.1         184.2
Corporate debt securities          11,675.2       528.0     133.3      12,069.9
Utilities                             975.0        87.0      18.5       1,043.5
Affiliates                            324.1         4.3       3.5         324.9
                                  ---------    --------    ------     ---------
  TOTAL                           $24,299.3    $1,105.6    $257.5     $25,147.3
                                  =========    ========    ======     =========

The carrying value and estimated fair value of bonds at December 31, 1997 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.


                                                                 Estimated
                                                Carrying           Fair
                                                 Value             Value
                                                 -----             -----
                                                      (In Millions)
Due in one year or less                        $   519.7         $   523.0
Due after one year through five years            3,972.1           4,104.6
Due after five years through ten years           7,423.3           7,838.1
Due after ten years                              5,254.9           5,888.1
                                               ---------         ---------
                                                17,170.0          18,353.8
Mortgage-backed securities, including
 securities guaranteed by the U.S.
 Government                                      6,720.3           7,018.3
                                               ---------         ---------

 TOTAL                                         $23,890.3         $25,372.1
                                               =========         =========


Proceeds from sales of investments in bonds were $11,427.8 million during 1997, $6,390.7 million during 1996 and $8,068.8 million during 1995. Gross capital gains of $200.7 million in 1997, $188.8 million in 1996 and $255.5 million in 1995 and gross capital losses of $68.8 million in 1997, $255.5 million in 1996 and $67.1 million in 1995 were realized on those sales, portions of which were included in the Interest Maintenance Reserve. The estimated fair value of non-publicly traded bonds is determined by the Company using a pricing matrix.

B.  Stocks

Preferred stocks in good standing had fair values of $145.5 million in 1997 and $150.8 million in 1996, using a pricing matrix for non-publicly traded stocks and quoted market prices for publicly traded stocks. Common stocks, except for unconsolidated subsidiaries, had a cost of $250.3 million in 1997 and $249.2 million in 1996.

C.  Mortgages

The fair value of mortgage loans, as determined from a pricing matrix for performing loans and the estimated underlying real estate value for non-performing loans, approximated carrying value.

The Company had restructured loans with book values of $202.3 million, and $383.5 million at December 31, 1997 and 1996, respectively. These loans typically have been modified to defer a portion of the contracted interest payments to future periods. Interest deferred to future periods totaled $5.1 million in 1997, $2.2 million in 1996 and $2.5 million in 1995.

D.  Other

The carrying value of investments which were non-income producing for the preceding twelve months was $5.7 million and $23.1 million at December 31, 1997 and 1996, respectively. The Company made voluntary contributions to the Asset Valuation Reserve of $6.8 million 1996. No additional voluntary contribution to the Asset Valuation Reserve was made in 1997.

It is not practicable to determine the fair value of policy loans as they do not have a stated maturity.

7.  PORTFOLIO RISK MANAGEMENT

The Company manages its investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The fair values of these instruments, described below, which are not recorded in the financial statements, are based upon market prices or prices obtained from brokers. The Company does not hold or issue these financial instruments for trading purposes.

The notional amounts described do not represent amounts exchanged by the parties and, thus, are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indexes.

The Company enters into financial futures contracts for the purpose of managing interest rate exposure. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions. Gains and losses on financial futures contracts are recorded when the contract is closed and amortized through the Interest Maintenance Reserve over the remaining life of the underlying asset. As of December 31, 1997 and 1996, the Company did not have any open financial futures contracts.

The Company utilizes interest rate swap agreements, options, and purchased caps and floors to reduce interest rate exposures arising from mismatches between assets and liabilities and to modify portfolio profiles to manage other risks identified. Under interest rate swaps, the Company agrees to an exchange, at specified intervals, between streams of variable rate and fixed rate interest payments calculated by reference to an agreed-upon notional principal amount. Net amounts receivable and payable are accrued as adjustments to interest income and included in investment and insurance amounts receivable on the Statutory Statement of Financial Position. Gains and losses realized on the termination of contracts are amortized through the Interest Maintenance Reserve over the remaining life of the associated contract. At December 31, 1997 and 1996, the Company had swaps with notional amounts of $3,220.2 million and $2,090.3 million, respectively. The fair values of these instruments were $20.9 million at December 31, 1997 and $14.8 million at December 31, 1996.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company's option contracts have terms of up to fifteen years. The amounts paid for options purchased are included in other investments on the Statutory Statement of Financial Position. Gains and losses on these contracts are recorded at the expiration or termination date and are amortized through the Interest Maintenance Reserve over the remaining life of the option contract. At December 31, 1997 and 1996, the Company had option contracts with notional amounts of $5,388.2 million and $1,928.4 million, respectively. The Company's credit risk exposure was limited to the unamortized costs of $59.0 million and $18.1 million, which had fair values of $99.6 million and $19.2 million at December 31, 1997 and 1996, respectively.

Interest rate cap agreements grant the purchaser the right to receive the excess of a referenced interest rate over a given rate calculated by reference to an agreed upon notional amount. Interest rate floor agreements grant the purchaser the right to receive the excess of a given rate over a referenced interest rate calculated by reference to an agreed upon notional amount. Amounts paid for interest rate caps and floors are amortized into interest income over the life of the asset on a straight-line basis. Unamortized costs are included in other investments on the Statutory Statement of Financial Position. Amounts receivable and payable are accrued as adjustments to interest income and included in the Statutory Statement of Financial Position as investment and insurance amounts receivable. Gains and losses on these contracts, including any unamortized cost, are recognized upon termination and are amortized through the Interest Maintenance Reserve over the remaining life of the associated cap or floor agreement. At December 31, 1997 and 1996, the company had agreements with notional amounts of $3,348.6 million and $3,859.6 million, respectively. The Company's credit risk exposure on these agreements is limited to the unamortized costs of $18.2 million and $22.0 million at December 31, 1997 and 1996, respectively. The fair values of these instruments were $23.4 million and $15.2 million at December 31, 1997 and 1996, respectively.

The Company utilizes asset swap agreements to reduce exposures, such as currency risk and prepayment risk, built into certain assets acquired. Cross-currency interest rate swaps allow investment in foreign currencies, increasing access to additional investment opportunities, while limiting foreign exchange risk. The net cash flows from asset and currency swaps are recognized as adjustments to the underlying assets' interest income. Gains and losses realized on the termination of these contracts adjusts the bases of the underlying asset. Notional amounts relating to asset and currency swaps totaled $225.6 million and $364.7 million at December 31, 1997 and 1996, respectively. The fair values of these instruments were an unrecognized loss of $1.7 million at December 31, 1997 and an unrecognized gain of $7.8 million at December 31, 1996.

Equity swap agreements are utilized to hedge exposure to market risk on public and private equity positions held in the Company's investment portfolio. Under equity swaps, the Company agrees to an exchange, at points in time specified in each contract, between streams of variable or fixed rate interest payments and the change in an underlying index, equity or basket of equities. The change in the underlying item is calculated by reference to the level of such item specified in the agreement. Net amounts receivable and payable are accrued as adjustments to interest income and included in investment and insurance amounts receivable on the Statutory Statement of Financial Position. Changes in the value of these contracts are recorded as realized gains and losses in the Statutory Statement of Income when contracts are closed. At December 31, 1997 and 1996, the Company had equity swap contracts with notional amounts of $160.0 million and $149.2 million, respectively. The fair values of these instruments were an unrealized loss of $5.1 million at December 31, 1997 and an unrealized gain of $11.9 million at December 31, 1996.

The Company enters into forward U.S. Treasury commitments for the purpose of managing interest rate exposure. The Company generally does not take delivery on forward commitments. These commitments are instead settled with offsetting transactions. Gains and losses on forward commitments are recorded when the commitment is closed and amortized through the Interest Maintenance Reserve over the remaining life of the asset. At December 31, 1997 and 1996, the Company had
U. S. Treasury purchase commitments which will settle during the following year with contractual amounts of $1,100.7 million and $1,639.4 million with fair values of $1,117.6 million and $1,627.4 million, respectively including net unrealized gains of $16.9 million at December 31, 1997 and net unrealized losses of $12.0 million at December 31, 1996.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. This exposure is limited to contracts with a positive fair value. The amounts at risk in a net gain position were $146.7 million and $53.9 million at December 31, 1997 and 1996, respectively. The Company monitors exposure to ensure counterparties are credit worthy and concentration of exposure is minimized. Additionally, contingent collateral positions have been obtained with counterparties when considered prudent.

8. REINSURANCE

The Company cedes all of its group life and health business to UniCARE and has other reinsurance agreements with other insurance companies in the normal course of business. Premiums, benefits to policyholders and provisions for future benefits are stated net of reinsurance. The Company remains liable to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements. Premiums ceded were $294.6 million in 1997, $793.5 million in 1996 and $904.1 million in 1995.

9. LIQUIDITY

The withdrawal characteristics of the policyholders' reserves and funds, including separate accounts, and the invested assets which support them at December 31, 1997 are illustrated below:


                                                           (In Millions)
Total policyholders' reserves and funds and
  separate account liabilities                     $50,804.2
Not subject to discretionary withdrawal             (5,283.7)
Policy loans                                        (4,950.4)
                                                   ---------
 Subject to discretionary withdrawal                                  $40,570.1
                                                                      =========
Total invested assets, including separate          $56,464.7
Policy loans and other invested assets             (14,823.3)
                                                   ---------
 Marketable investments                                               $41,641.4
                                                                      =========

10. BUSINESS RISKS AND CONTINGENCIES

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity. In 1997 and 1996, the Company elected not to admit $21.4 million and $15.3 million, respectively, of guaranty fund premium tax offset receivables relating to prior assessments.

The Company is involved in litigation arising in and out of the normal course of its business. Management intends to defend these actions vigorously. While the outcome of litigation cannot be foreseen with certainty, it is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

11. RECLASSIFICATIONS

Certain 1996 and 1995 amounts have been reclassified to conform with the current year presentation.

12. SUBSIDIARIES AND AFFILIATED COMPANIES

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 1997 is illustrated below. The Company provides management or advisory services to these companies. Subsidiaries are wholly-owned, except as noted.

Parent
------
Massachusetts Mutual Life Insurance Company

Subsidiaries of Massachusetts Mutual Life Insurance Company
-----------------------------------------------------------
C.M. Assurance Company
C.M. Benefit Insurance Company
C.M. Life Insurance Company
MassMutual Holding Company
MassMutual Holding Company Two, Inc. (Sold in March 1996)
MassMutual of Ireland, Limited
MML Bay State Life Insurance Company
MML Distributors, LLC

    Subsidiaries of MassMutual Holding Company
    ------------------------------------------
    GR Phelps, Inc.
    MassMutual Holding Trust I
    MassMutual Holding Trust II
    MassMutual Holding MSC, Inc.
    MassMutual International, Inc.
    MassMutual Reinsurance Bermuda (Sold in December 1996)
    MML Investor Services, Inc.
    State House One (Liquidated in December 1996)

    Subsidiaries of MassMutual Holding Trust I
    ------------------------------------------
    Antares Leveraged Capital Corporation -- 98.5%
    Charter Oak Capital Management, Inc. -- 80.0%
    Cornerstone Real Estate Advisors, Inc.
    DLB Acquisition Corporation -- 84.8%
    Oppenheimer Acquisition Corporation -- 88.55%

    Subsidiaries of MassMutual Holding Trust II
    -------------------------------------------
    CM Advantage, Inc. -- (Liquidated in December 1997)
    CM International, Inc.
    CM Property Management, Inc. -- (Liquidated in December 1997)
    High Yield Management, Inc.
    MMHC Investments, Inc.
    MML Realty Management
    Urban Properties, Inc.
    Westheimer 335 Suites, Inc.

    Subsidiaries of MassMutual International
    ----------------------------------------
    Compensa de Seguros de Vida S.A. -- 33.5%
    MassLife Seguros de Vida (Argentina) S. A.
    MassMutual International (Bermuda) Ltd.
    Mass Seguros de Vida (Chile) S. A. -- 33.5%
    MassMutual International (Luxemburg) S. A.

    MassMutual Holding MSC, Incorporated
    MassMutual/Carlson CBO N. V. -- 100%
    MassMutual Corporate Value Limited -- 46%
    9048 -- 5434 Quebec, Inc.

Affiliates of Massachusetts Mutual Life Insurance Company
---------------------------------------------------------
MML Series Investment Fund
MassMutual Institutional Funds
Oppenheimer Value Stock Fund

Appendix A

Illustrations of Death Benefits (Option A & Option B), Cash Surrender Values and Accumulated Premiums

The following tables illustrate the way in which a Policy operates. They show how the Death Benefit and cash surrender value could vary over an extended period of time, assuming the Funds experience hypothetical gross rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized), equivalent to constant gross annual rates of 0%, 6% and 12%. Table 1 shows Death Benefit Option A using the current schedule of charges. Table 2 shows Death Benefit Option A using the guaranteed schedule of charges. Table 3 shows Death Benefit Option B using the current schedule of charges. Table 4 shows Death Benefit Option B using the guaranteed schedule of charges.

The tables are based on the following assumptions: 1) the Policyowner is issue age 45; 2) the Policyowner has requested a level Selected Face Amount of $250,000; 3) no Policy loans have been made, 4) the Employer has selected an Annual Modal Term; 5) the Modal Term Premium is always allocated to the Guaranteed Principal Account; 6) the Guaranteed Principal Account credits the Modal Term Premium interest at an annual rate of 3%; and 7) and the Policyowner makes annual Premium payments of $4,000 in excess of the Modal Term Premium for 20 years which are allocated to the Separate Account.

These tables will assist in the comparison of death benefits and cash surrender values for the Policy with those under other variable life policies which may be issued by MassMutual or other companies.

The death benefits and cash surrender values for a Policy would be different from the amount shown if the rates of return of the Funds averaged 0%, 6% and 12% over a period of years but varied above and below that average in individual Policy Years. They would also differ if any Policy loan were made during the period of time illustrated. They would also be different depending upon the allocation of investment value to each Division, if the rates of return for all the Funds averaged 0%, 6% or 12% but varied above or below that average for particular Funds.

The tables assume that the Modal Term Premium is credited interest at a guaranteed rate of 3%. The current credited rate is higher than 3%. Therefore, if current rates were used, the cash surrender values for the policy illustrated in the tables would be higher.

The death benefits and cash surrender values shown in Table 1 & 3 reflect a State Premium Tax deduction of 2% and a DAC Tax deduction of 0.25%, MML Trust, Oppenheimer Trust, and Panorama Fund level expenses of 0.76% on an annual basis, of the net assets of the MML Trust, Oppenheimer Trust, and Panorama Fund shares held by the Separate Account (This unweighted average reflects current Fund level expenses), plus the following current charges:

1.  A Sales Load of 0.75% of Premium.

2.  Administrative Charge, equal to $5.25 per month.

3. Cost of Insurance Protection, based on the current guaranteed select issue rates being charged by the Company.

4. Mortality and Expense Risk Charge, which is equal to 0.75% on an annual basis, of the net asset value of the Fund shares held by the Separate Account.

The select cost of insurance rates are applicable to new business where the insureds meet our current underwriting guidelines. The standard cost of insurance rates are applicable to new business where insureds do not meet our current underwriting guidelines. The standard rates are higher than the select rates but in no event will they exceed the guaranteed cost of insurance rates.

The death benefits and cash surrender values shown in Table 2 & 4 reflect a State Premium Tax deduction of 2% and a DAC Tax deduction of 0.25%, MML Trust, Oppenheimer Trust, and Panorama Fund level expenses of 0.76% on an annual basis, of the net assets of the MML Trust, Oppenheimer Trust, and Panorama Fund shares held by the Separate Account (This unweighted average reflects current Fund level expenses), plus the following guaranteed charges:

1. A Sales Load of 5% of Premium (MassMutual will establish a Sales Load between 0.75% to 5% of Premium for a Policy upon its issuance. However, once the Sales Load is established, it will not change for the life of the Policy.)

2.  Administrative Charge, equal to $9.00 per month.

3.  Cost of Insurance Charge, based on 125% of the 1980 CSO Mortality Table.

4. Mortality and Expense Risk Charge, which is equal to 1.00% on an annual basis, of the net asset value of the Fund shares held by the Separate Account.

Currently no charge is made against the Separate Account for federal income taxes but MassMutual reserves the right to charge the Separate Account for federal income taxes attributable to the Separate Account if such taxes are imposed in the future.

The fifth column of each table shows the amounts which would accumulate if an amount equal to the annual premium were invested to earn interest after taxes, of 5% per year, compounded annually.

Cash surrender values show in the tables reflect the deduction of applicable premium taxes for a Case with an Initial Case Premium Paid of $250,000. Taking into account the Mortality and Expense Risk Charge and the Fund level expenses, the effect is that for gross annual rates of return of 0%, 6% and 12%, the actual net annual rate of return on a current basis would be --1.496%, 4.416% and 10.325%, respectively, on a guaranteed basis would be --1.740%, 4.156% and 10.052%, respectively.

TABLE 1

VARIABLE RIDER TO FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE CERTIFICATE
Age 45, Unismoker, Unisex
$250,000 Selected Face Amount -- All Years
Assumes 2 Types of Premium Received on an Annual Basis:
 . Modal Term Premium, plus
 . $4,000 Premium
Using Current Schedule of Charges
Illustrating Death Benefit Option A
Assumes Mandatory Employee Participation
Modal Term Premiums allocated to Guaranteed Principal Account credited at 3% annualized



                                                                 Death Benefit (Option A)              Cash Surrender Value
                                                 Premiums    --------------------------------     ------------------------------
                                               Accumulated     Assuming Hypothetical Gross          Assuming Hypothetical Gross
  End of                                Total     At 5%        Annual Investment Return of          Annual Investment Return of
  Policy      Modal Term  Additional   Premium   Interest    --------------------------------     ------------------------------
   Year        Premium     Premium      Paid     Per Year       0%          6%         12%           0%         6%         12%
  ------      ----------  ----------  -------- -----------   --------    --------    --------     -------    -------     -------
    1            $ 475     $ 4,000    $ 4,467     $ 4,690    $250,000    $250,000    $250,000     $ 3,827    $ 4,057     $ 4,286
    2              502       4,000      4,502       9,652     250,000     250,000     250,000       7,603      8,299       9,021
    3              535       4,000      4,535      14,896     250,000     250,000     250,000      11,331     12,736      14,254
    4              605       4,000      4,605      20,476     250,000     250,000     250,000      15,012     17,380      20,038
    5              641       4,000      4,641      26,373     250,000     250,000     250,000      18,650     22,241      26,431
    6              707       4,000      4,707      32,634     250,000     250,000     250,000      22,247     27,331      33,501
    7              742       4,000      4,742      39,245     250,000     250,000     250,000      25,808     32,667      41,324
    8              811       4,000      4,811      46,259     250,000     250,000     250,000      29,338     38,262      49,982
    9              915       4,000      4,915      53,733     250,000     250,000     250,000      32,841     44,135      59,571
    10             989       4,000      4,989      61,658     250,000     250,000     250,000      36,323     50,304      70,194
    11           1,051       4,000      5,051      70,044     250,000     250,000     250,000      39,791     56,790      81,969
    12           1,164       4,000      5,164      78,968     250,000     250,000     250,000      43,246     63,612      95,023
    13           1,259       4,000      5,259      88,439     250,000     250,000     250,000      46,697     70,793     109,500
    14           1,404       4,000      5,404      98,535     250,000     250,000     257,400      50,151     78,361     125,561
    15           1,542       4,000      5,542     109,281     250,000     250,000     286,531      53,617     86,347     143,266
    16           1,744       4,000      5,744     120,776     250,000     250,000     315,742      57,106     94,786     163,753
    17           1,921       4,000      5,921     133,032     250,000     250,000     349,971      60,640    103,733     184,196
    18           2,137       4,000      6,137     146,127     250,000     250,000     384,394      64,226    113,223     207,780
    19           2,372       4,000      6,372     160,124     250,000     250,000     420,697      67,876    123,302     233,721
 20 (age 65)     2,603       4,000      6,603     175,064     250,000     250,000     461,522      71,609    134,030     262,228
    21               0           0          0     183,817     250,000     250,000     492,884      68,774    138,548     286,560
    22               0           0          0     193,008     250,000     250,000     526,155      65,604    143,173     313,187
    23               0           0          0     202,658     250,000     250,000     561,550      62,133    147,947     342,408
    24               0           0          0     212,791     250,000     250,000     602,725      58,406    152,879     374,364
    25               0           0          0     223,431     250,000     250,000     642,455      54,395    157,981     409,207
    26               0           0          0     234,602     250,000     251,429     688,571      50,059    163,265     447,124
    27               0           0          0     246,332     250,000     254,764     737,454      45,355    168,718     488,380
    28               0           0          0     258,649     250,000     257,985     789,242      40,232    174,314     533,272
    29               0           0          0     271,581     250,000     261,065     844,073      34,630    180,045     582,120
    30               0           0          0     285,160     250,000     264,001     902,096      28,472    185,916     635,279
    31               0           0          0     299,418     250,000     268,558     969,841      21,502    191,827     692,743
    32               0           0          0     314,389     250,000     272,952   1,041,749      13,647    197,792     754,891
    33               0           0          0     330,109     250,000     275,187   1,109,986       4,631    203,843     822,212
    34               0           0          0     346,614           0     279,175   1,190,083           0    209,906     894,799
    35               0           0          0     363,945           0     282,928   1,274,638           0    215,976     973,006
    40               0           0          0     464,496           0     303,178   1,800,696           0    246,486   1,463,980
    45               0           0          0     592,828           0     323,105   2,529,814           0    276,158   2,162,234
    50               0           0          0     756,615           0     340,404   3,513,282           0    306,671   3,165,119

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

TABLE 2

VARIABLE RIDER TO FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE CERTIFICATE
Age 45, Unismoker, Unisex
$250,000 Selected Face Amount -- All Years
Assumes 2 Types of Premium Received on an Annual Basis:
 .   Modal Term Premium, plus
 .   $4,000 Premium
Using Guaranteed Schedule of Charges (except fund level charges which are reflected on a current basis)
Illustrating Death Benefit Option A
Assumes Mandatory Employee Participation
Modal Term Premiums allocated to Guaranteed Principal Account credited at 3% annualized


                                                                 Death Benefit (Option A)              Cash Surrender Value
                                                Premiums     --------------------------------     ------------------------------
                                               Accumulated     Assuming Hypothetical Gross          Assuming Hypothetical Gross
 End of                                 Total     At 5%        Annual Investment Return of          Annual Investment Return of
 Policy      Modal Term   Additional   Premium   Interest    --------------------------------     ------------------------------
  Year         Premium     Premium      Paid     Per Year       0%          6%         12%           0%         6%         12%
--------     ----------   ----------  --------- ----------   --------    --------    --------     --------   --------    -------
   1             $ 467     $ 4,000    $ 4,467     $ 4,690    $250,000    $250,000    $250,000     $ 2,507    $ 2,698     $ 2,889
   2               502       4,000      4,502       9,652     250,000     250,000     250,000       4,908      5,445       6,007
   3               535       4,000      4,535      14,896     250,000     250,000     250,000       7,202      8,244       9,377
   4               605       4,000      4,605      20,476     250,000     250,000     250,000       9,403     11,109      13,041
   5               641       4,000      4,641      26,373     250,000     250,000     250,000      11,481     14,013      16,999
   6               707       4,000      4,707      32,634     250,000     250,000     250,000      13,441     16,964      21,292
   7               742       4,000      4,742      39,245     250,000     250,000     250,000      15,285     19,966      25,961
   8               811       4,000      4,811      46,259     250,000     250,000     250,000      17,004     23,013      31,042
   9               915       4,000      4,915      53,733     250,000     250,000     250,000      18,582     26,095      36,572
   10              989       4,000      4,989      61,658     250,000     250,000     250,000      20,014     29,210      42,603
   11            1,051       4,000      5,051      70,044     250,000     250,000     250,000      21,298     32,361      49,202
   12            1,164       4,000      5,164      78,968     250,000     250,000     250,000      22,416     35,537      56,428
   13            1,259       4,000      5,259      88,439     250,000     250,000     250,000      23,368     38,743      64,370
   14            1,404       4,000      5,404      98,535     250,000     250,000     250,000      24,156     41,989      73,134
   15            1,542       4,000      5,542     109,281     250,000     250,000     250,000      24,767     45,275      82,833
   16            1,744       4,000      5,744     120,776     250,000     250,000     250,000      25,182     48,593      93,596
   17            1,921       4,000      5,921     133,032     250,000     250,000     250,000      25,416     51,977     105,618
   18            2,137       4,000      6,137     146,127     250,000     250,000     250,000      25,391     55,370     119,042
   19            2,372       4,000      6,372     160,124     250,000     250,000     250,000      25,061     58,750     134,080
20 (age 65)      2,603       4,000      6,603     175,064     250,000     250,000     265,492      24,389     62,109     150,848
   21                0           0          0     183,817     250,000     250,000     279,125      16,901     58,644     162,282
   22                0           0          0     193,008     250,000     250,000     293,096       8,623     54,341     174,462
   23                0           0          0     202,658           0     250,000     307,419           0     49,078     187,451
   24                0           0          0     212,791           0     250,000     323,988           0     42,698     201,235
   25                0           0          0     223,431           0     250,000     339,027           0     34,986     215,941
   26                0           0          0     234,602           0     250,000     356,540           0     25,656     231,519
   27                0           0          0     246,332           0     250,000     374,456           0     14,321     247,984
   28                0           0          0     258,649           0     250,000     392,707           0        478     265,343
   29                0           0          0     271,581           0           0     411,240           0          0     283,613
   30                0           0          0     285,160           0           0     430,038           0          0     302,844
   31                0           0          0     299,418           0           0     452,013           0          0     322,867
   32                0           0          0     314,389           0           0     474,325           0          0     343,714
   33                0           0          0     330,109           0           0     493,824           0          0     365,796
   34                0           0          0     346,614           0           0     517,248           0          0     388,908
   35                0           0          0     363,945           0           0     541,184           0          0     413,118
   40                0           0          0     464,496           0           0     673,911           0          0     547,895
   45                0           0          0     592,828           0           0     820,807           0          0     701,544
   50                0           0          0     756,615           0           0     980,630           0          0     883,450

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

TABLE 3

VARIABLE RIDER TO FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE CERTIFICATE
Age 45, Unismoker, Unisex
$250,000 Selected Face Amount -- All Years
Assumes 2 Types of Premium Received on an Annual Basis:
 . Modal Term Premium, plus
 . $4,000 Premium
Using Current Schedule of Charges
Illustrating Death Benefit Option B
Assumes Mandatory Employee Participation
Modal Term Premiums allocated to Guaranteed Principal Account credited at 3% annualized

                                               Premiums
                                              Accumulated       Death Benefit (Option B)            Cash Surrender Value
                                                          ---------------------------------- -----------------------------------
   End of                            Total      At 5%         Assuming Hypothetical Gross        Assuming Hypothetical Gross
   Policy   Modal Term  Additional  Premium    Interest       Annual Investment Return of        Annual Investment Return of
                                                          ---------------------------------- -----------------------------------
    Year     Premium     Premium     Paid      Per Year       0%          6%         12%          0%          6%          12%
----------- ---------- ----------- ---------- ----------- ----------- ----------- ---------- ----------- ----------- -----------
     1         $   467     $ 4,000     $4,467    $  4,690    $253,822    $254,051   $254,281     $ 3,822    $  4,051  $    4,281
     2             502       4,000      4,502       9,652     257,587     258,281    259,003       7,587       8,281       9,003
     3             535       4,000      4,535      14,896     261,295     262,699    264,213      11,295      12,699      14,213
     4             605       4,000      4,605      20,476     264,948     267,311    269,962      14,948      17,311      19,962
     5             641       4,000      4,641      26,373     268,547     272,126    276,303      18,547      22,126      26,303
     6             707       4,000      4,707      32,634     272,091     277,154    283,300      22,091      27,154      33,300
     7             742       4,000      4,742      39,245     275,583     282,405    291,019      25,583      32,405      41,019
     8             811       4,000      4,811      46,259     279,022     287,887    299,535      29,022      37,887      49,535
     9             915       4,000      4,915      53,733     282,411     293,611    308,930      32,411      43,611      58,930
    10             989       4,000      4,989      61,658     285,748     299,589    319,296      35,748      49,589      69,296
    11           1,051       4,000      5,051      70,044     289,036     305,830    330,732      39,036      55,830      80,732
    12           1,164       4,000      5,164      78,968     292,274     312,347    343,349      42,274      62,347      93,349
    13           1,259       4,000      5,259      88,439     295,465     319,151    357,269      45,465      69,151     107,269
    14           1,404       4,000      5,404      98,535     298,607     326,257    372,626      48,607      76,257     122,626
    15           1,542       4,000      5,542     109,281     301,703     333,676    389,569      51,703      83,676     139,569
    16           1,744       4,000      5,744     120,776     304,753     341,423    408,262      54,753      91,423     158,262
    17           1,921       4,000      5,921     133,032     307,757     349,512    428,886      57,757      99,512     178,886
    18           2,137       4,000      6,137     146,127     310,716     357,959    451,639      60,716     107,959     201,639
    19           2,372       4,000      6,372     160,124     313,632     366,779    476,742      63,632     116,779     226,742
20 (age 65)      2,603       4,000      6,603     175,064     316,504     375,989    504,438      66,504     125,989     254,438
    21               0           0          0     183,817     312,826     378,783    527,860      62,826     128,783     277,860
    22               0           0          0     193,008     308,851     381,338    553,328      58,851     131,338     303,328
    23               0           0          0     202,658     304,633     383,695    581,106      54,633     133,695     331,106
    24               0           0          0     212,791     300,146     385,813    611,399      50,146     135,813     361,399
    25               0           0          0     223,431     295,358     387,645    644,433      45,358     137,645     394,433
    26               0           0          0     234,602     290,239     389,143    680,451      40,239     139,143     430,451
    27               0           0          0     246,332     284,758     390,255    719,726      34,758     140,255     469,726
    28               0           0          0     258,649     278,883     390,927    762,555      28,883     140,927     512,555
    29               0           0          0     271,581     272,573     391,089    810,920      22,573     141,089     559,255
    30               0           0          0     285,160     265,782     390,665    866,419      15,782     140,665     610,154
    31               0           0          0     299,418           0     389,376    931,433       8,271     139,376     665,309
    32               0           0          0     314,389           0     387,170  1,000,490          37     137,170     724,992
    33               0           0          0     330,109           0     383,786  1,066,020           0     133,786     789,645
    34               0           0          0     346,614           0     379,032  1,142,942           0     129,032     859,355
    35               0           0          0     363,945           0     372,701  1,224,143           0     122,701     934,461
    40               0           0          0     464,496           0     312,155  1,729,342           0      62,155   1,405,969
    45               0           0          0     592,828           0           0  2,429,551           0           0   2,076,539
    50               0           0          0     756,615           0           0  3,374,026           0           0   3,039,663

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

TABLE 4

VARIABLE RIDER TO FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE CERTIFICATE
Age 45, Unismoker, Unisex
$250,000 Selected Face Amount -- All Years
Assumes 2 Types of Premium Received on an Annual Basis:
 .   Modal Term Premium, plus
 .   $4,000 Premium
Using Guaranteed Schedule of Charges (except fund level charges which are reflected on a current basis)
Illustrating Death Benefit Option B Assumes Mandatory Employee Participation Modal Term Premiums allocated to Guaranteed Principal Account credited at 3% annualized


                                                                 Death Benefit (Option B)              Cash Surrender Value
                                                  Premiums   --------------------------------     -------------------------------
                                                Accumulated     Assuming Hypothetical Gross         Assuming Hypothetical Gross
   End of                              Total       At 5%        Annual Investment Return of         Annual Investment Return of
   Policy    Modal Term   Additional  Premium     Interest   --------------------------------     -------------------------------
    Year      Premium      Premium      Paid      Per Year      0%          6%         12%           0%         6%         12%
   ------    ----------   ----------  -------   -----------  --------------------------------     -------------------------------
     1          $  467     $ 4,000    $ 4,467     $ 4,690    $252,488    $252,678    $252,868     $ 2,488    $ 2,678      $ 2,868
     2             502       4,000      4,502       9,652     254,854     255,386     255,942       4,854      5,386        5,942
     3             535       4,000      4,535      14,896     257,096     258,122     259,237       7,096      8,122        9,237
     4             605       4,000      4,605      20,476     259,225     260,896     262,788       9,225     10,896       12,788
     5             641       4,000      4,641      26,373     261,210     263,676     266,583      11,210     13,676       16,583

     6             707       4,000      4,707      32,634     263,054     266,463     270,649      13,054     16,463       20,649
     7             742       4,000      4,742      39,245     264,756     269,253     275,009      14,756     19,253       25,009
     8             811       4,000      4,811      46,259     266,304     272,032     279,677      16,304     22,032       29,677
     9             915       4,000      4,915      53,733     267,679     274,778     284,664      17,679     24,778       34,664
    10             989       4,000      4,989      61,658     268,873     277,477     289,987      18,873     27,477       39,987

    11           1,051       4,000      5,051      70,044     269,882     280,122     295,675      19,882     30,122       45,675
    12           1,164       4,000      5,164      78,968     270,686     282,684     301,740      20,686     32,684       51,740
    13           1,259       4,000      5,259      88,439     271,284     285,157     308,214      21,284     35,157       58,214
    14           1,404       4,000      5,404      98,535     271,677     287,534     315,136      21,677     37,534       65,136
    15           1,542       4,000      5,542     109,281     271,850     289,793     322,533      21,850     39,793       72,533

    16           1,744       4,000      5,744     120,776     271,781     291,901     330,425      21,781     41,901       80,425
    17           1,921       4,000      5,921     133,032     271,481     293,861     338,870      21,481     43,861       88,870
    18           2,137       4,000      6,137     146,127     270,870     295,579     347,836      20,870     45,579       97,836
    19           2,372       4,000      6,372     160,124     269,900     296,992     357,318      19,900     46,992      107,318
20 (age 65)      2,603       4,000      6,603     175,064     268,539     298,046     367,328      18,539     48,046      117,328

    21               0           0          0     183,817     260,516     292,097     370,940      10,516     42,097      120,940
    22               0           0          0     193,008     251,913     285,159     374,150       1,913     35,159      124,150
    23               0           0          0     202,658     250,000     277,150     376,879           0     27,150      126,879
    24               0           0          0     212,791     250,000     267,971     379,021           0     17,971      129,021
    25               0           0          0     223,431     250,000     257,482     380,424           0      7,482      130,424

    26               0           0          0     234,602     250,000     250,000     380,886           0          0      130,886
    27               0           0          0     246,332     250,000     250,000     380,141           0          0      130,141
    28               0           0          0     258,649     250,000     250,000     377,865           0          0      127,865
    29               0           0          0     271,581     250,000     250,000     373,695           0          0      123,695
    30               0           0          0     285,160     250,000     250,000     367,255           0          0      117,255

    31               0           0          0     299,418     250,000     250,000     358,163           0          0      108,163
    32               0           0          0     314,389     250,000     250,000     346,029           0          0       96,029
    33               0           0          0     330,109     250,000     250,000     330,453           0          0       80,453
    34               0           0          0     346,614     250,000     250,000     310,959           0          0       60,959
    35               0           0          0     363,945     250,000     250,000     286,947           0          0       36,947

    40               0           0          0     464,496     250,000     250,000     257,655           0          0            0
    45               0           0          0     592,828     250,000     250,000     250,000           0          0            0
    50               0           0          0     756,615     250,000     250,000     250,000           0          0            0

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

Appendix B

MODAL TERM PREMIUM CALCULATION

The Modal Term Premium is an estimate of the premium that will be sufficient to cover the Premium Deduction and the Monthly Deduction for the Modal Term. It equals the Monthly Deduction(s) during the Modal Term divided by 1 less the Premium Deduction discounted at a rate no lower than the monthly equivalent of the minimum annual interest rate for the Guaranteed Principal Account.

Example:

      a.       Modal Term:                         3 Months

      b.       Premium Deduction:                  0.75%

      c.       Annual Interest Rate
               Used For Discounting
               Monthly Deduction(s):               5%

      d.       Monthly Deduction In Month 1:       $100

      e.       Monthly Deduction In Month 2:       $110

      f.       Monthly Deduction In Month 3:       $120

      g.       Sum of Monthly Charges
               Discounted At Monthly
               Equivalent Of 5%:                   $328.58

      h.       Modal Term Premium
               (g. divided by 1 less Premium
               Deduction):                         $331.06
                                                   -------

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission (the "Commission") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

Article V of the Bylaws of MassMutual provide for indemnification of directors and officers as follows:

Article V. Subject to limitations of law, the Company shall indemnify:

       (a) each director, officer or employee;

       (b) any individual who serves at the request of the Company as a Secretary, a director, board member, committee member, officer or employee of any organization or any separate investment account; or

       (c) any individual who serves in any capacity with respect to any employee benefit plan;

       from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity.

Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person's heirs and legal representatives. Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

       (1) any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

       (2) any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

       (3) any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person's indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person's conduct was such as precludes indemnification under any of such paragraphs.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforce- able. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                    REPRESENTATION UNDER SECTION 26(e)(2)(A)
                      OF THE INVESTMENT COMPANY ACT OF 1940

Massachusetts Mutual Life Insurance Company hereby represents that fees and charges deducted under the Variable Account Rider to the Group Universal Life Insurance Policy Certificate described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

                   CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 1

This Post-Effective Amendment is comprised of the following papers and documents:

The facing sheet.

Cross-reference to items required by Form N-8B-2.

The prospectus consists of 77 pages.

The undertaking to file reports.

The undertaking pursuant to Rule 484 under the Securities Act of 1933.

Representation under Section 26(e)(2)(a) of the Investment Company Act of 1940.

The signatures.

       Written consents of the following persons:

            1.    Coopers & Lybrand L.L.P.
            2. Counsel opining as to the legality of securities being registered.
            3. Opinion opining as to actuarial matters contained in the Registration Statement by John Valencia, Assistant Vice President.

The following exhibits:

       1.   Exhibit 1

            (Exhibits required by paragraph A of the instructions to Form
            N-8B-2)

            (1)   (a)  Resolution of the Board of Directors of Massachusetts
                       Mutual Life Insurance Company authorizing the establishment of the Separate Account.*

                  (b) Resolution of the Board of Directors of Massachusetts Mutual Life Insurance Company authorizing the establishment of the GVUL Segment of Massachusetts Mutual Variable Life Separate Account I.*

            (2)   Not Applicable.

            (3)   (a)  Form of Distribution Servicing Agreement between MML
                       Distributors, LLC, and MassMutual.*

                  (b) Form of Co-Underwriting Agreement between MML Investors Services, Inc. and MassMutual.*

                  (c)  Form of Broker Dealer Selling Agreement.*

            (4)   Not Applicable.

            (5) Form of Group Flexible Premium Adjustable Life Insurance Certificate To Age 95 with Variable Rider.*

            (6)   Organizational documents of the Company.

                  (a)  Certificate of Incorporation of MassMutual.*

                  (b)  By-Laws of MassMutual.*

            (7)   Not Applicable.

            (8)   (a)   Form of Participation Agreement with Oppenheimer
                        Variable Account Funds.*

                  (b) Form of Participation Agreement with Panorama Series Fund, Inc.*

            (9)   Not Applicable.

            (10)  (a)   Form of Enrollment Form.**

                  (b)   Form of Application.**

                  (c) Form of Variable Account Rider is included in Exhibit 1(1)(5) above.

       2. Opinion and Consent of Counsel as to the legality of the securities being registered.***

       3. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.

       4.   Not Applicable.

       5. Opinion and consent of John Valencia opining as to actuarial matters pertaining to the securities being registered.***

       6. Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940.**

       7.   Consent of Independent Accountants.***

       8.   Powers of Attorney.*

* Incorporated by reference to Registrant's Initial Registration Statement No. 333-22557, filed with the Commission on February 28, 1997.

** Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement No. 333-22557, filed with the Com-mission on August 4, 1997.

***  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Massachusetts Mutual Variable Life Separate Account I, certifies that it meets all of the requirement for effectiveness of this Post-Effective Amendment No. 1 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 1 to Registration Statement No. 333-22557 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 10th day of April, 1998.

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
   (Depositor)

By: /s/ Thomas B. Wheeler*
    ----------------------
Thomas B. Wheeler, Chief Executive Officer
Massachusetts Mutual Life Insurance Company

/s/ Richard M. Howe      On April 10, 1998, as Attorney-in-Fact pursuant to
-------------------      powers of attorney.
*Richard M. Howe

As required by the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement No. 333-22557 has been signed by the following persons in the capacities and on the duties indicated.

   Signature                Title                                Date
   ---------                -----                                ----


/s/ Thomas B. Wheeler*      Chief Executive Officer and          March 31, 1998
----------------------      Chairman of the Board
Thomas B. Wheeler


/s/ John J. Pajak*          President, Chief Operating Officer   March 31, 1998
------------------          and Director
John J. Pajak


/s/ Joseph M. Zubretsky*    Executive Vice President,            March 31, 1998
------------------------    Chief Financial Officer &
Joseph M. Zubretsky         Chief Accounting Officer


/s/ Roger G. Ackerman       Director                                   --
---------------------
Roger G. Ackerman


/s/ James R. Birle*         Director                             March 31, 1998
-------------------
James R. Birle


/s/ Gene Chao*              Director                             March 31, 1998
--------------
Gene Chao, Ph.D.


/s/ Patricia Diaz Dennis*   Director                             March 31, 1998
-------------------------
Patricia Diaz Dennis


/s/ Anthony Downs*          Director                             March 31, 1998
------------------
Anthony Downs

/s/ James L. Dunlap*          Director                           March 31, 1998
--------------------
James L. Dunlap


/s/ William B. Ellis*         Director                           March 31, 1998
---------------------
William B. Ellis, Ph.D.


/s/ Robert M. Furek*          Director                           March 31, 1998
--------------------
Robert M. Furek


/s/ Charles K. Gifford*       Director                           March 31, 1998
-----------------------
Charles K. Gifford


/s/ William N. Griggs*        Director                           March 31, 1998
----------------------
William N. Griggs


/s/ George B. Harvey*         Director                           March 31, 1998
---------------------
George B. Harvey


/s/ Barbara B. Hauptfuhrer*   Director                           March 31, 1998
---------------------------
Barbara B. Hauptfuhrer


/s/ Sheldon B. Lubar*         Director                           March 31, 1998
---------------------
Sheldon B. Lubar


/s/ William B. Marx, Jr.*     Director                           March 31, 1998
-------------------------
William B. Marx, Jr.


/s/ John F. Maypole*          Director                           March 31, 1998
--------------------
John F. Maypole


/s/ Alfred M. Zeien*          Director                           March 31, 1998
--------------------
Alfred M. Zeien



/s/ Richard M. Howe           On March 31, 1998, as Attorney-in-Fact pursuant to
-------------------           powers of attorney.
*Richard M. Howe

                                 EXHIBIT LIST

2 Opinion and Consent of Counsel as to the legality of the securities being registered.

5 Opinion and consent of John Valencia opining as to actuarial matters pertaining to the securities being registered.

7       Consent of Independent Accountants.